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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-88373) UNDER
                           THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 39
                                      AND


              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                                AMENDMENT NO. 41


                              VANGUARD STAR FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

           P.O. BOX 2600, VALLEY FORGE, PA 19482 (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                     R. GREGORY BARTON, ESQUIRE P.O. BOX 876
                             VALLEY FORGE, PA 19482


         IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE ON
            FEBRUARY 27, 2004, PURSUANT TO PARAGRAPH (B) OF RULE 485.




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


VANGUARD(R) STAR(TM) FUND
Investor Shares . February 27, 2004


This prospectus
contains financial data for the Fund through the fiscal year ended October 31, 2003.


BALANCED
PROSPECTUS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD STAR FUND
Prospectus
February 27, 2004


A Balanced Mutual Fund


--------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILE                          16 FINANCIAL HIGHLIGHTS

4 ADDITIONAL INFORMATION                18 INVESTING WITH VANGUARD

4 MORE ON THE FUND                              18 Buying Shares

12 THE FUND AND VANGUARD                        20 Redeeming Shares

13 INVESTMENT ADVISORS                          22 Exchanging Shares

15 DIVIDENDS, CAPITAL GAINS, AND TAXES          23 Other Rules You Should Know

16 SHARE PRICE                                  25 Fund and Account Updates

                                                26 Contacting Vanguard

                                        GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation and income.


PRIMARY INVESTMENT STRATEGIES
As a "fund of funds," the STAR Fund invests in a diversified group of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through its underlying funds, the STAR Fund owns diversified mixes of stocks and bonds. The Fund's stock holdings emphasize large-capitalization stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund's bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and GNMA mortgage-backed securities.


PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or in different amounts, the Fund's bond and short-term investment holdings may counteract some of the volatility experienced by the Fund's stock holdings. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.


o With 60% to 70% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
o With approximately 20% to 30% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform other funds with a similar objective.


For additional information on investment risks, see MORE ON THE FUND.

2

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -20% -- 40%


                1994            -0.21%
                1995            28.64
                1996            16.11
                1997            21.15
                1998            12.38
                1999             7.13
                2000            10.96
                2001             0.50
                2002            -9.87
                2003            22.70
              ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.12% (quarter ended June 30, 2003), and the lowest return for a quarter was -8.13% (quarter ended September 30, 1998).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                            1 YEAR      5 YEARS        10 YEARS
                                         ---------------------------------------
VANGUARD STAR FUND
 Return Before Taxes                         22.70%        5.73%         10.36%
 Return After Taxes on Distributions         21.78         3.70           7.85
 Return After Taxes on Distributions         14.80         3.80           7.60
  and Sale of Fund Shares
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):

 WILSHIRE 5000 TOTAL MARKET INDEX            31.64 %       0.42%         10.59%
 LEHMAN BROTHERS AGGREGATE BOND INDEX         4.10         6.62          7.92
 MSCI EAFE INDEX*                            38.59        -0.05          4.47
 STAR COMPOSITE INDEX**                      21.82         2.98          9.34
 STAR COMPOSITE AVERAGE+                     21.98         3.42          7.96
--------------------------------------------------------------------------------
* Morgan Stanley Capital International Europe, Australasia, Far East Index. ** The STAR Composite Index is weighted 62.5% Wilshire 5000 Total Market
     Index, 25% Lehman Brothers Aggregate Bond Index, and 12.5% Citigroup 3-Month Treasury Bill Index through December 31, 2002; and 50% Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1-5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.
+ The STAR Composite Average is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1-5 year investment-grade fund, and 12.5% average international fund thereafter.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, for any fund, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                               None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUND AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.43% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $44         $138       $241         $542
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

4


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                       SUITABLE FOR IRAS
Dividends are distributed semiannually in June    Yes
and December; capital gains, if any, are
distributed annually in December.                 MINIMUM INITIAL INVESTMENT
                                                  $1,000
INVESTMENT ADVISOR
The Fund does not employ an investment advisor,   NEWSPAPER ABBREVIATION
but benefits from the investment advisory         STAR
services provided to the underlying Vanguard
funds in which it invests.                        VANGUARD FUND NUMBER
                                                  56
INCEPTION DATE
March 29, 1985                                    CUSIP NUMBER
                                                  921909107
NET ASSETS AS OF OCTOBER 31, 2003
$8.7 billion                                      TICKER SYMBOL
                                                  VGSTX
--------------------------------------------------------------------------------


MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG]symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. As a "fund of funds," the STAR Fund achieves its investment objective by investing in other Vanguard mutual funds. Because the STAR Fund holds fewer than a dozen underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, the STAR Fund indirectly owns a diversified portfolio of stocks and bonds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds tend to respond differently to various economic events and influences, balanced funds should result in less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------



MARKET EXPOSURE



STOCK FUNDS


Through eight underlying Vanguard funds, the STAR Fund indirectly invests 60% to 70% of its assets in stocks. These stock investments are designed to provide long-term capital appreciation and some income. The underlying stock funds are described later in this section under "Security Selection."


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8%
Worst                -43.1    -12.4      -0.8        3.1
Average               12.4     10.7      11.2       11.3
----------------------------------------------------------


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     The Fund's bond and short-term investment holdings help to reduce--but not eliminate--the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks or stock funds.
     By owning shares of the underlying stock funds, the STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

6


     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2003, the Fund's domestic equity holdings had an asset-weighted median market capitalization exceeding $30 billion. The international equity portion of the Fund had an asset-weighted median market capitalization exceeding $12 billion.


     Through its investments in Vanguard International Growth and Vanguard International Value Funds, which invest in foreign stocks, the Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


BOND FUNDS AND SHORT-TERM FIXED INCOME INVESTMENTS
Through two underlying Vanguard funds, approximately 20% to 30% of the Fund's assets are invested in long-term investment-grade corporate bonds and intermediate-term GNMA mortgage-backed securities. By indirectly investing in bonds, the Fund seeks to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described later in the section under "Security Selection."
     Through one underlying Vanguard short-term bond fund, the STAR Fund invests roughly 10% to 20% of its assets in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. These investments also include, to a limited extent, non-investment-grade and unrated fixed income securities, as well as U.S. dollar-denominated foreign bonds. From this investment, the Fund seeks to obtain current income and to moderate overall volatility.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS
Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of three bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)
Intermediate-Term (10 years)     926                     858         1,172
Long-Term (20 years)             884        1,137        786         1,299
------------------------------------------------------------------------------
*Assuming a 5% yield.
------------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or this Fund in particular.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

8


[FLAG] THE FUND IS  SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE, THUS REDUCING THE UNDERLYING FUND'S RETURN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY


A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


     The credit quality of the bonds held by the underlying funds is expected to be very high, so credit risk for the STAR Fund should be low.


[FLAG] THE FUND IS ALSO  SUBJECT TO CALL RISK WHICH IS THE  CHANCE  THAT  DURING
     PERIODS OF FALLING INTEREST RATES, ISSUERS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (OR INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. AN UNDERLYING FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.


     The Fund's short-term investments are subject to a high level of income risk, which is the chance that dividends will decline if short-term interest rates fall, and a low level of credit risk, which is the chance that an issuer of a short-term bond will fail to pay interest or principal in a timely manner. However, because the Fund does not invest heavily in short-term investments, income risk to the Fund will be low. The underlying short-term bond fund is described in this section under "Security Selection."

[FLAG] THE  FUND IS  SUBJECT  TO  INCOME  RISK,  WHICH  IS THE  CHANCE  THAT THE
     UNDERLYING FUNDS' DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE ONCE RATES FALL, THE FUND MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY GREATEST FOR FUNDS HOLDING SHORT-TERM BONDS AND LEAST FOR FUNDS HOLDING LONG-TERM BONDS.


SECURITY SELECTION

The STAR Fund is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.

     The trustees of the Fund allocate the STAR Fund's assets among the three asset classes (stocks, bonds, and short-term investments) and among the underlying funds. The trustees may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in short-term investments. While these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund's holdings at any given time. Within any asset class, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"
The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------




[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE ONE OR MORE OF THE FUND'S ACTIVELY MANAGED UNDERLYING FUNDS--AND, THUS, THE FUND ITSELF--TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


     The underlying Vanguard funds are run according to traditional methods of active investment management. This means that securities are bought and sold according to the advisors' judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.
     The Fund is generally managed without regard to tax ramifications.


STOCK FUNDS

As of October 31, 2003, the STAR Fund invested in the following stock funds, in approximately the percentages indicated:
1. Vanguard(R) Windsor(TM) II Fund (15.8%)
2. Vanguard(R) Windsor(TM) Fund (9.1%)
3. Vanguard(R) PRIMECAP Fund (7.1%)
4. Vanguard(R) Morgan(TM) Growth Fund (7.1%)
5. Vanguard(R) U.S. Growth Fund (6.9%)
6. Vanguard(R) International Value Fund (6.5%)
7. Vanguard(R) International Growth Fund (6.3%)
8. Vanguard(R) Explorer(TM) Fund (4.4%)


     Vanguard Windsor Fund, Vanguard Windsor II Fund, and Vanguard International Value Fund are value--oriented stock funds, chosen primarily for their potential for long-term growth of capital, as well as for their secondary objective of providing some dividend income.
o Vanguard Windsor and Vanguard Windsor II Funds invest in large and medium-size companies whose stocks are considered by the funds' advisors to be undervalued. These stocks typically--but not always--have lower-than-average price/earnings ratios and higher-than-average dividend yields.

10

o Vanguard International Value Fund invests mainly in common stocks of companies located outside the United States that are considered by the fund's advisor to be undervalued. The fund invests in small-, mid-, and large-cap companies and is expected to diversify its assets across developed and emerging markets in Eastern and Western Europe, the Far East, and Latin America.


     Vanguard Explorer Fund, Vanguard PRIMECAP Fund, Vanguard Morgan Growth Fund, Vanguard U.S. Growth Fund, and Vanguard International Growth Fund are growth-oriented stock funds. These funds are held by the STAR Fund primarily to provide long-term capital growth. They work in different ways to achieve this goal.
o Vanguard Explorer Fund invests mainly in the stocks of small companies that, at the time of purchase, typically have market values of less than $2 billion. These companies tend to be unseasoned but are considered by the fund's advisors to have superior growth potential.
o Vanguard PRIMECAP Fund invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The fund's portfolio consists predominantly of large- and mid-cap stocks.
o Vanguard Morgan Growth Fund invests mainly in the stocks of large and medium-size U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market. The fund also invests in stocks of smaller companies with similar characteristics.
o Vanguard U.S. Growth Fund invests mainly in reasonably priced large-cap stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.
o Vanguard International Growth Fund invests mainly in the stocks of seasoned companies located outside the United States. In selecting stocks, the fund's advisors evaluate foreign markets around the world and choose companies with above-average growth potential.

BOND FUNDS
As of October 31, 2003, the STAR Fund invested in the following bond funds, in approximately the percentages indicated:

1. Vanguard(R) Long-Term Corporate Fund (12.4%)
2. Vanguard(R) GNMA Fund (12.3%)


     Both bond funds seek to provide a high level of current income and to preserve investors' principal. They work toward this goal, however, in different ways.
o Vanguard Long-Term Corporate Fund invests in a variety of high- and upper-medium-quality and, to a lesser extent, medium-quality fixed income securities, mainly long-term corporate bonds. The fund may invest in foreign bonds, to a limited extent, so long as they are denominated in U.S. dollars. The fund is expected to maintain a dollar-weighted average maturity of between 15 and 25 years.
o Vanguard GNMA Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans backed by the U.S. government. The balance of the fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages, but is expected to normally fall within an intermediate-term range (5 to 10 years).

SHORT-TERM FIXED INCOME INVESTMENTS
To satisfy its policy of allocating 10% to 20% of assets to short-term investments, the STAR Fund invested approximately 12.1% of its assets in Vanguard(R) Short-Term Corporate Fund as of October 31, 2003.

o Vanguard Short-Term Corporate Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. The fund also invests, to a limited extent, in non-investment-grade and unrated fixed income securities, as well as U.S. dollar-denominated foreign bonds. The fund is expected to maintain a dollar-weighted average maturity of between 1 and 3 years.


OTHER INVESTMENT POLICIES AND RISKS


The Fund may invest, to a very limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


TEMPORARY INVESTMENT MEASURES

Each underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent the STAR Fund from achieving its investment objective.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:


o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.


o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

12


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





THE FUND AND VANGUARD

The STAR Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (a) the Fund's contributions to the costs of operating the underlying Vanguard funds in which the STAR Fund invests, and (b) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.
     The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception in 1985, the Fund, in fact, has incurred no direct net expenses.


     Although the STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The following chart shows the expense ratio for each of the underlying funds during the STAR Fund's 2003 fiscal year, as well as the percentage of the STAR Fund's net assets invested in each fund as of October 31, 2003:

      ------------------------------------------------------------------------
                                                          PERCENTAGE OF STAR
      UNDERLYING FUND                     EXPENSE RATIO    FUND'S NET ASSETS
      ------------------------------------------------------------------------
      Vanguard Windsor II Fund                 0.43%             15.8%
      Vanguard Windsor Fund                    0.48               9.1
      Vanguard Long-Term Corporate Fund        0.31              12.4
      Vanguard GNMA Fund                       0.22              12.3
      Vanguard Short-Term Corporate Fund       0.23              12.1
      Vanguard PRIMECAP Fund                   0.51               7.1
      Vanguard Morgan Growth Fund              0.50               7.1
      Vanguard U.S. Growth Fund                0.55               6.9
      Vanguard International Value Fund        0.62               6.5
      Vanguard International Growth Fund       0.69               6.3
      Vanguard Explorer Fund                   0.72               4.4
      ------------------------------------------------------------------------

     Based on these figures, the STAR Fund's indirect expense ratio as of October 31, 2003, was 0.43%. Vanguard expects the Fund's indirect expense ratio to remain at or about 0.43%.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard STAR Fund's indirect expense ratio in fiscal year 2003 was 0.43%, or $4.30 per $1,000 of average net assets. The average balanced mutual fund had expenses in 2002 of 1.31%, or $13.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



INVESTMENT ADVISORS

The Fund does not employ an investment advisor. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The chart below lists the investment advisors employed by each underlying fund:



-------------------------------------------------------------------------------
UNDERLYING FUND                     INVESTMENT ADVISOR
-------------------------------------------------------------------------------
Vanguard Windsor II Fund            Barrow, Hanley, Mewhinney & Strauss, Inc.
                                    Equinox Capital Management, LLC
                                    Tukman Capital Management, Inc.
                                    Hotchkis & Wiley Management, LLC
                                    The Vanguard Group
-------------------------------------------------------------------------------


Vanguard Windsor Fund               Wellington Management Company, LLP
                                    Bernstein Investment Research and
                                      Management
                                    The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Explorer Fund              Granahan Investment Management, Inc.
                                    Wellington Management Company, LLP
                                    Chartwell Investment Partners
                                    The Vanguard Group
                                    Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------------------------------
Vanguard PRIMECAP Fund              PRIMECAP Management Company
-------------------------------------------------------------------------------
Vanguard Morgan Growth Fund         Wellington Management Company, LLP
                                    The Vanguard Group
                                    Franklin Portfolio Associates, LLC
-------------------------------------------------------------------------------
Vanguard U.S. Growth Fund           Alliance Capital Management L.P.
-------------------------------------------------------------------------------
Vanguard International Growth Fund  Schroder Investment Management North
                                     America Inc.
                                    Baillie Gifford Overseas Ltd
-------------------------------------------------------------------------------
Vanguard International Value Fund   Hansberger Global Investors, Inc.
-------------------------------------------------------------------------------
Vanguard Long-Term Corporate Fund   Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard GNMA Fund                  Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund  The Vanguard Group
-------------------------------------------------------------------------------

14

 The chart below briefly describes each investment advisor:



-------------------------------------------------------------------------------
FIRM                                     BACKGROUND
-------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss,     o Based in Dallas, Texas
Inc.                                     o Founded in 1979
                                         o Manages about $29 billion in assets
-------------------------------------------------------------------------------
Equinox Capital Management, LLC          o Based in New York, New York
                                         o Founded in 1989
                                         o Manages about $5.3 billion in assets
-------------------------------------------------------------------------------
Tukman Capital Management, Inc.          o Based in Larkspur, California
                                         o Founded in 1980
                                         o Manages about $8.9 billion in assets
-------------------------------------------------------------------------------
Hotchkis & Wiley Management, LLC         o Based in Los Angeles, California
                                         o Founded in 1980
                                         o Manages about $6.5 billion in assets
-------------------------------------------------------------------------------
The Vanguard Group                       o Based in Valley Forge, Pennsylvania
                                         o Founded in 1975
                                         o Manages about $501 billion in assets
-------------------------------------------------------------------------------
Wellington Management Company, LLP       o Based in Boston, Massachusetts
                                         o Founded in 1928
                                         o Manages about $353 billion in assets
-------------------------------------------------------------------------------
Bernstein Investment Research and        o Based in New York, New York
Management                               o Founded in 1968
                                         o Manages about $50 billion in assets
-------------------------------------------------------------------------------
Granahan Investment Management, Inc.     o Based in Waltham, Massachusetts
                                         o Founded in 1985
                                         o Manages about $2.4 billion in assets
-------------------------------------------------------------------------------
Chartwell Investment Partners            o Based in Berwyn, Pennsylvania
                                         o Founded in 1997
                                         o Manages about $6.5 billion in assets
-------------------------------------------------------------------------------
Grantham, Mayo, Van Otterloo & Co. LLC   o Based in Boston, Massachusetts
                                         o Founded in 1977
                                         o Manages about $43.5 billion in assets
-------------------------------------------------------------------------------
PRIMECAP Management Company              o Based in Pasadena, California
                                         o Founded in 1983
                                         o Manages about $29.6 billion in assets
-------------------------------------------------------------------------------
Franklin Portfolio Associates, LLC       o Based in Boston, Massachusetts
                                         o Founded in 1982
                                         o Manages about $18.9 billion in assets
-------------------------------------------------------------------------------
Alliance Capital Management L.P.         o Based in New York, New York
                                         o Founded in 1971
                                         o Manages about $438 billion in assets
-------------------------------------------------------------------------------
Schroder Investment Management North     o Based in London, England
America Inc.                             o Founded in 1979
                                         o Manages about $23.5 billion in assets
-------------------------------------------------------------------------------
Baille Gifford Overseas Ltd              o Based in Edinburgh, Scotland
                                         o Founded in 1983
                                         o Manages about $40.1 billion in assets
-------------------------------------------------------------------------------
Hansberger Global Investors, Inc.        o Based in Fort Lauderdale, Florida
                                         o Founded in 1994
                                         o Manages about $3.8 billion in assets
-------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.


o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.


o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"
Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

16

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal year 2003 with a net asset value (price) of $14.41 per share. During the year, the Fund earned $0.40 per share from investment income (interest and dividends) distributions. There was an increase of $2.28 per share in the value of investments held or sold by the Fund, resulting in a net increase of $2.68 per share from investment operations.

Shareholders received $0.42 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $16.67, reflecting earnings of $2.68 per share and distributions of $0.42 per share. This was an increase of $2.26 per share (from $14.41 at the beginning of the year to $16.67 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.96% for the year.

As of October 31, 2003, the Fund had approximately $8.7 billion in net assets. For the year, its net investment income amounted to 2.60% of its average net assets. The Fund sold and replaced securities valued at 15% of its net assets.
--------------------------------------------------------------------------------



STAR FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED            JAN. 1 TO                   YEAR ENDED
                                                 OCTOBER 31,            OCT. 31                   DECEMBER 31,
                                             ---------------------     ------------     ---------------------------------------
                                               2003         2002            2001*         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $14.41       $15.92           $17.81       $18.21       $17.96       $17.38
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .40         .480              .41          .65          .60          .58
 Capital Gain Distributions Received             --         .181               --         1.07         1.13          .86
 Net Realized and Unrealized Gain (Loss)       2.28       (1.656)           (1.19)         .17         (.47)         .70
 on Investments
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              2.68        (.995)            (.78)        1.89         1.26         2.14
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.42)       (.500)            (.26)        (.64)        (.61)        (.58)
 Distributions from Realized Capital Gains       --        (.015)            (.85)       (1.65)        (.40)        (.98)
-------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.42)       (.515)           (1.11)       (2.29)       (1.01)       (1.56)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $16.67       $14.41           $15.92       $17.81       $18.21       $17.96
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 18.96%       -6.53%           -4.47%       10.96%        7.13%       12.38%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $8,671       $7,225           $7,850       $8,119       $8,087       $8,083
 Ratio of Total Expenses to
 Average Net Assets                            0%**           0%               0%           0%           0%           0%
 Ratio of Net Investment Income to Average
 Net Assets                                   2.60%        3.07%           2.91%+        3.57%        3.21%        3.18%
 Turnover Rate                                  15%          12%               6%          17%          10%          16%
-------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.43%.
+    Annualized.

18


--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information without prior notice.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------



BUYING SHARES



ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $1,000.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com. BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--56. For addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard/(R)/ fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.

YOUR PURCHASE PRICE
ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time or to reject specific purchase

20

requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.


REDEEMING SHARES



HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE. Request a redemption through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.


YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.


TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard/(R)/ Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there will be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new address.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has

22

been initiated and a confirmation number has been assigned (if applicable). ^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.


     If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, these limits generally are as follows:


o No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 11^2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and telephone exchanges will be 11:30 a.m., Eastern time.)
o No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.


Funds may be added to or deleted from this list at any time, without prior notice to shareholders.

     For ALL VANGUARD FUNDS, the following limits generally apply:


o No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that

Vanguard determines, in its sole discretion, could adversely affect management of the fund.
o    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM(R)
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. See Exchanging Shares.

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o Caller authorization to act on the account (by legal documentation or other means).
o    Account registration and address.
o    Social Security or employer identification number.
o    Fund and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. See Exchanging Shares.


WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:

24


o    The fund name and account number.
o    The amount of the transaction (in dollars, shares, or percent).
o    Authorized signatures of registered owners.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER
In the case of an account with more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500. The fee can be waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES



CONFIRMATION STATEMENTS
We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, or exchange shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges, for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard STAR Fund will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
o    Performance assessments with comparisons to industry benchmarks.


o    Financial statements with detailed listings of the Fund's holdings.


     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address,

26


instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
     Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.



CONTACTING VANGUARD


ONLINE


VANGUARD.COM
o    For the best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests
o    24 hours a day, 7 days a week


VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
o    For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
o For fund and service information
o For literature requests
o Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
o For account information
o For most account transactions
o Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only


VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard STAR Fund--56































The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Tele-Account, Tele-Account, STAR, Explorer, Windsor, Morgan, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks and bonds.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.


MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you'd like more information about Vanguard STAR Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-3919

(C) 2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.


P056 022004

VANGUARD(R) STAR(TM) FUND
For Participants . February 27, 2004


This prospectus contains financial
data for the Fund through
the fiscal year ended October 31, 2003.


BALANCED
PROSPECTUS



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD STAR FUND
Participant Prospectus
February 27, 2004


A Balanced Mutual Fund


--------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILE                                  15 SHARE PRICE

4 ADDITIONAL INFORMATION                        15 FINANCIAL HIGHLIGHTS

4 MORE ON THE FUND                              17 INVESTING WITH VANGUARD

12 THE FUND AND VANGUARD                        18 ACCESSING FUND INFORMATION
                                                   BY COMPUTER
15 DIVIDENDS, CAPITAL GAINS, AND TAXES
                                                GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

FUND PROFILE



INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation and income.


PRIMARY INVESTMENT STRATEGIES
As a "fund of funds," the STAR Fund invests in a diversified group of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through its underlying funds, the STAR Fund owns diversified mixes of stocks and bonds. The Fund's stock holdings emphasize large-capitalization stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund's bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and GNMA mortgage-backed securities.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or in different amounts, the Fund's bond and short-term investment holdings may counteract some of the volatility experienced by the Fund's stock holdings. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.

o With 60% to 70% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
o With approximately 20% to 30% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform other funds with a similar objective.


For additional information on investment risks, see MORE ON THE FUND.

2


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


             ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -20% -- 40%


                1994            -0.21%
                1995            28.64
                1996            16.11
                1997            21.15
                1998            12.38
                1999             7.13
                2000            10.96
                2001             0.50
                2002            -9.87
                2003            22.70
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.12% (quarter ended June 30, 2003), and the lowest return for a quarter was -8.13% (quarter ended September 30, 1998).



--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                 1 YEAR            5 YEARS              10 YEARS
--------------------------------------------------------------------------------
Vanguard STAR Fund               22.70%              5.73%               10.36%
Wilshire 5000 Total
 Market Index                    31.64               0.42                10.59
Lehman Brothers
 Aggregate Bond Index             4.10               6.62                 7.92
MSCI EAFE Index*                 38.59              -0.05                 4.47
STAR Composite Index**           21.82               2.98                 9.34
STAR Composite Average+          21.98               3.42                 7.96
--------------------------------------------------------------------------------
* Morgan Stanley Capital International Europe, Australasia, Far East Index. ** The STAR Composite Index is weighted 62.5% Wilshire 5000 Total Market
     Index, 25% Lehman Brothers Aggregate Bond Index, and 12.5% Citigroup 3-Month Treasury Bill Index through December 31, 2002; and 50% Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1-5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.
+ The STAR Composite Average is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1-5 year investment-grade fund, and 12.5% average international fund thereafter.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.

     SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                               None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUND AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.43% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $44         $138       $241         $542
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

4


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                     NET ASSETS AS OF OCTOBER 31,
Dividends are distributed semiannually          $8.7 billion
in June 2003 and December; capital gains,
if any, are distributed annually in December.
                                                NEWSPAPER ABBREVIATION
INVESTMENT ADVISOR                              STAR
The Fund does not employ an investment
advisor, but benefits from the investment VANGUARD FUND NUMBER advisory services provided to the underlying 56 Vanguard funds in which it invests.
                                                CUSIP NUMBER
INCEPTION DATE                                  921909107
March 29, 1985
                                                TICKER SYMBOL
                                                VGSTX
--------------------------------------------------------------------------------


MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG]symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. As a "fund of funds," the STAR Fund achieves its investment objective by investing in other Vanguard mutual funds. Because the STAR Fund holds fewer than a dozen underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, the STAR Fund indirectly owns a diversified portfolio of stocks and bonds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds tend to respond differently to various economic events and influences, balanced funds should result in less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------


MARKET EXPOSURE



STOCK FUNDS
Through eight underlying Vanguard funds, the STAR Fund indirectly invests 60% to 70% of its assets in stocks. These stock investments are designed to provide long-term capital appreciation and some income. The underlying stock funds are described later in this section under "Security Selection."

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8%
Worst                -43.1    -12.4      -0.8        3.1
Average               12.4     10.7      11.2       11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     The Fund's bond and short-term investment holdings help to reduce--but not eliminate--the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks or stock funds.
     By owning shares of the underlying stock funds, the STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.
     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2003, the Fund's domestic equity holdings had an asset-weighted median market capitalization exceeding $30 billion. The international equity portion of the Fund had a asset-weighted median market capitalization exceeding $12 billion.

6


     Through its investments in Vanguard International Growth and Vanguard International Value Funds, which invest in foreign stocks, the Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


BOND FUNDS AND SHORT-TERM FIXED INCOME INVESTMENTS


     Through two underlying Vanguard funds, approximately 20% to 30% of the Fund's assets are invested in long-term investment-grade corporate bonds and intermediate-term GNMA mortgage-backed securities. By indirectly investing in bonds, the Fund seeks to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described later in the section under "Security Selection."
     Through one underlying Vanguard short-term bond fund, the STAR Fund invests roughly 10% to 20% of its assets in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. These investments also include, to a limited extent, non-investment-grade and unrated fixed income securities, as well as U.S. dollar-denominated foreign bonds. From this investment, the Fund seeks to obtain current income and to moderate overall volatility.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS


Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------



[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of three bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)
Intermediate-Term (10 years)     926                     858         1,172
Long-Term (20 years)             884        1,137        786         1,299
------------------------------------------------------------------------------
*Assuming a 5% yield.
------------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or this Fund in particular.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

8


[FLAG] THE FUND IS  SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE, THUS REDUCING THE UNDERLYING FUND'S RETURN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor'opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


     The credit quality of the bonds held by the underlying funds is expected to be very high, so credit risk for the STAR Fund should be low.


[FLAG] THE FUND IS ALSO  SUBJECT TO CALL RISK WHICH IS THE  CHANCE  THAT  DURING
     PERIODS OF FALLING INTEREST RATES THE BOND ISSUER MAY REPAY--OR CALL--SECURITIES WITH HIGHER COUPONS (OR INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, AN UNDERLYING FUND WOULD EXPERIENCE A DECLINE IN INCOME AND LOSE POTENTIAL BOND PRICE APPRECIATION ASSOCIATED WITH FALLING INTEREST RATES.


     The Fund's short-term investments are subject to a high level of income risk, which is the chance that dividends will decline if short-term interest rates fall, and a low level of credit risk, which is the chance that an issuer of a short-term bond will fail to pay interest or principal in a timely manner. However, because the Fund does not invest heavily in short-term investments, income risk to the Fund will be low. The underlying short-term bond fund is described in this section under "Security Selection."


[FLAG] THE  FUND IS  SUBJECT  TO  INCOME  RISK,  WHICH  IS THE  CHANCE  THAT THE
     UNDERLYING FUNDS' DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR FUNDS HOLDING SHORT-TERM BONDS AND LOWER FOR FUNDS HOLDING LONG-TERM BONDS.

SECURITY SELECTION

The STAR Fund is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.
     The trustees of the Fund allocate the STAR Fund's assets among the three asset classes (stocks, bonds, and short-term investments) and among the underlying funds. The trustees may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in short-term investments. While these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund's holdings at any given time. Within any asset class, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------



[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE ONE OR MORE OF THE FUND'S ACTIVELY MANAGED UNDERLYING FUNDS--AND, THUS, THE FUND ITSELF--TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


     The underlying Vanguard funds are run according to traditional methods of active investment management. This means that securities are bought and sold according to the advisors' judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.
     The Fund is generally managed without regard to tax ramifications.


STOCK FUNDS

As of October 31, 2003, the STAR Fund invested in the following stock funds, in approximately the percentages indicated:
1. Vanguard(R) Windsor(TM) II Fund (15.8%)
2. Vanguard(R) Windsor(TM) Fund (9.1%)
3. Vanguard(R) PRIMECAP Fund (7.1%)
4. Vanguard(R) Morgan(TM) Growth Fund (7.1%)
5. Vanguard(R) U.S. Growth Fund (6.9%)
6. Vanguard(R) International Value Fund (6.5%)
7. Vanguard(R) International Growth Fund (6.3%)
8. Vanguard(R) Explorer(TM) Fund (4.4%)


     Vanguard Windsor Fund, Vanguard Windsor II Fund, and Vanguard International Value Fund are value--oriented stock funds, chosen primarily for their potential for long-term growth of capital, as well as for their secondary objective of providing some dividend income.
o Vanguard Windsor and Vanguard Windsor II Funds invest in large and medium-size companies whose stocks are considered by the funds' advisors to be undervalued.




10

     These stocks typically--but not always--have lower-than-average price/earnings ratios and higher-than-average dividend yields.
o Vanguard International Value Fund invests mainly in common stocks of companies located outside the United States that are considered by the fund's advisor to be undervalued. The fund invests in small-, mid-, and large-cap companies and is expected to diversify its assets across developed and emerging markets in Eastern and Western Europe, the Far East, and Latin America.


     Vanguard Explorer Fund, Vanguard PRIMECAP Fund, Vanguard Morgan Growth Fund, Vanguard U.S. Growth Fund, and Vanguard International Growth Fund are growth-oriented stock funds. These funds are held by the STAR Fund primarily to provide long-term capital growth. They work in different ways to achieve this goal.
o Vanguard Explorer Fund invests mainly in the stocks of small companies that, at the time of purchase, typically have market values of less than $2 billion. These companies tend to be unseasoned but are considered by the fund's advisors to have superior growth potential.
o Vanguard PRIMECAP Fund invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The fund's portfolio consists predominantly of large- and mid-cap stocks.
o Vanguard Morgan Growth Fund invests mainly in the stocks of large and medium-size U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market. The fund also invests in stocks of smaller companies with similar characteristics.
o Vanguard U.S. Growth Fund invests mainly in reasonably priced large-cap stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.
o Vanguard International Growth Fund invests mainly in the stocks of seasoned companies located outside the United States. In selecting stocks, the fund's advisors evaluate foreign markets around the world and choose companies with above-average growth potential.


BONDS FUNDS


As of October 31, 2003, the STAR Fund invested in the following bond funds, in approximately the percentages indicated:
1. Vanguard(R) Long-Term Corporate Fund (12.4%)
2. Vanguard(R) GNMA Fund (12.3%)


     Both bond funds seek to provide a high level of current income and to preserve investors' principal. They work toward this goal, however, in different ways.

o Vanguard Long-Term Corporate Fund invests in a variety of high- and upper-medium-quality and, to a lesser extent, medium-quality fixed income securities, mainly long-term corporate bonds. The fund may invest in foreign bonds, to a limited extent, so long as they are denominated in U.S. dollars. The fund is expected to maintain a dollar-weighted average maturity of between 15 and 25 years.
o Vanguard GNMA Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans backed by the U.S. government. The balance of the fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages, but is expected to normally fall within an intermediate-term range (5 to 10 years).

SHORT-TERM FIXED INCOME INVESTMENTS


To satisfy its policy of allocating 10% to 20% of assets to short-term investments, the STAR Fund invested approximately 12.1% of its assets in Vanguard(R) Short-Term Corporate Fund as of October 31, 2003.

o Vanguard Short-Term Corporate Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. The fund also invests, to a limited extent, in non-investment-grade and unrated fixed income securities, as well as U.S. dollar-denominated foreign bonds. The fund is expected to maintain a dollar-weighted average maturity of between 1 and 3 years.

OTHER INVESTMENT POLICIES AND RISKS


The Fund may invest, to a very limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


TEMPORARY INVESTMENT MEASURES

Each underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent the STAR Fund from achieving its investment objective.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:


o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.


See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

12


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------




THE FUND AND VANGUARD

The STAR Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (a) the Fund's contributions to the costs of operating the underlying Vanguard funds in which the STAR Fund invests, and (b) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.
     The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception in 1985, the Fund, in fact, has incurred no direct net expenses.


     Although the STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The following chart shows the expense ratio for each of the underlying funds during the STAR Fund's 2003 fiscal year, as well as the percentage of the STAR Fund's net assets invested in each fund as of October 31, 2003:

     ------------------------------------------------------------------------
                                                          PERCENTAGE OF STAR
      UNDERLYING FUND                     EXPENSE RATIO    FUND'S NET ASSETS
      ------------------------------------------------------------------------
      Vanguard Windsor II Fund                 0.43%             15.8%
      Vanguard Windsor Fund                    0.48               9.1
      Vanguard Long-Term Corporate Fund        0.31              12.4
      Vanguard GNMA Fund                       0.22              12.3
      Vanguard Short-Term Corporate Fund       0.23              12.1
      Vanguard PRIMECAP Fund                   0.51               7.1
      Vanguard Morgan Growth Fund              0.50               7.1
      Vanguard U.S. Growth Fund                0.55               6.9
      Vanguard International Value Fund        0.62               6.5
      Vanguard International Growth Fund       0.69               6.3
      Vanguard Explorer Fund                   0.72               4.4
      ------------------------------------------------------------------------

     Based on these figures, the STAR Fund's indirect expense ratio as of October 31, 2003, was 0.43%. Vanguard expects the Fund's indirect expense ratio to remain at or about 0.43%.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard STAR Fund's indirect expense ratio in fiscal year 2003 was 0.43%, or $4.30 per $1,000 of average net assets. The average balanced mutual fund had expenses in 2003 of 1.31%, or $13.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Fund does not employ an investment advisor. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The chart below lists the investment advisors employed by each underlying fund:



-------------------------------------------------------------------------------
UNDERLYING FUND                     INVESTMENT ADVISOR
-------------------------------------------------------------------------------
Vanguard Windsor II Fund            Barrow, Hanley, Mewhinney & Strauss, Inc.
                                    Equinox Capital Management, LLC
                                    Tukman Capital Management, Inc.
                                    Hotchkis & Wiley Management, LLC
                                    The Vanguard Group
-------------------------------------------------------------------------------


Vanguard Windsor Fund               Wellington Management Company, LLP
                                    Bernstein Investment Research and
                                      Management
                                    The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Explorer Fund              Granahan Investment Management, Inc.
                                    Wellington Management Company, LLP
                                    Chartwell Investment Partners
                                    The Vanguard Group
                                    Grantham, Mayo, Van Otterloo & Co. LLC
-------------------------------------------------------------------------------
Vanguard PRIMECAP Fund              PRIMECAP Management Company
-------------------------------------------------------------------------------
Vanguard Morgan Growth Fund         Wellington Management Company, LLP
                                    The Vanguard Group
                                    Franklin Portfolio Associates, LLC
-------------------------------------------------------------------------------
Vanguard U.S. Growth Fund           Alliance Capital Management L.P.
-------------------------------------------------------------------------------
Vanguard International Growth Fund  Schroder Investment Management North
                                     America Inc.
                                    Baillie Gifford Overseas Ltd
-------------------------------------------------------------------------------
Vanguard International Value Fund   Hansberger Global Investors, Inc.
-------------------------------------------------------------------------------
Vanguard Long-Term Corporate Fund   Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard GNMA Fund                  Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund  The Vanguard Group
-------------------------------------------------------------------------------

14

 The chart below briefly describes each investment advisor:



-------------------------------------------------------------------------------
FIRM                                     BACKGROUND
-------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss,     o Based in Dallas, Texas
Inc.                                     o Founded in 1979
                                         o Manages about $29 billion in assets
-------------------------------------------------------------------------------
Equinox Capital Management, LLC          o Based in New York, New York
                                         o Founded in 1989
                                         o Manages about $5.3 billion in assets
-------------------------------------------------------------------------------
Tukman Capital Management, Inc.          o Based in Larkspur, California
                                         o Founded in 1980
                                         o Manages about $8.9 billion in assets
-------------------------------------------------------------------------------
Hotchkis & Wiley Management, LLC         o Based in Los Angeles, California
                                         o Founded in 1980
                                         o Manages about $6.5 billion in assets
-------------------------------------------------------------------------------
The Vanguard Group                       o Based in Valley Forge, Pennsylvania
                                         o Founded in 1975
                                         o Manages about $501 billion in assets
-------------------------------------------------------------------------------
Wellington Management Company, LLP       o Based in Boston, Massachusetts
                                         o Founded in 1928
                                         o Manages about $353 billion in assets
-------------------------------------------------------------------------------
Bernstein Investment Research and        o Based in New York, New York
Management                               o Founded in 1968
                                         o Manages about $50 billion in assets
-------------------------------------------------------------------------------
Granahan Investment Management, Inc.     o Based in Waltham, Massachusetts
                                         o Founded in 1985
                                         o Manages about $2.4 billion in assets
-------------------------------------------------------------------------------
Chartwell Investment Partners            o Based in Berwyn, Pennsylvania
                                         o Founded in 1997
                                         o Manages about $6.5 billion in assets
-------------------------------------------------------------------------------
Grantham, Mayo, Van Otterloo & Co. LLC   o Based in Boston, Massachusetts
                                         o Founded in 1977
                                         o Manages about $43.5 billion in assets
-------------------------------------------------------------------------------
PRIMECAP Management Company              o Based in Pasadena, California
                                         o Founded in 1983
                                         o Manages about $29.6 billion in assets
-------------------------------------------------------------------------------
Franklin Portfolio Associates, LLC       o Based in Boston, Massachusetts
                                         o Founded in 1982
                                         o Manages about $18.9 billion in assets
-------------------------------------------------------------------------------
Alliance Capital Management L.P.         o Based in New York, New York
                                         o Founded in 1971
                                         o Manages about $438 billion in assets
-------------------------------------------------------------------------------
Schroder Investment Management North     o Based in London, England
America Inc.                             o Founded in 1979
                                         o Manages about $23.5 billion in assets
-------------------------------------------------------------------------------
Baille Gifford Overseas Ltd              o Based in Edinburgh, Scotland
                                         o Founded in 1983
                                         o Manages about $40.1 billion in assets
-------------------------------------------------------------------------------
Hansberger Global Investors, Inc.        o Based in Fort Lauderdale, Florida
                                         o Founded in 1994
                                         o Manages about $3.8 billion in assets
-------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

16



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal year 2003 with a net asset value (price) of $14.41 per share. During the year, the Fund earned $0.40 per share from investment income (interest and dividends) distributions. There was an increase of $2.28 per share in the value of investments held or sold by the Fund, resulting in a net increase of $2.68 per share from investment operations.

Shareholders received $0.42 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $16.67, reflecting earnings of $2.68 per share and distributions of $0.42 per share. This was an increase of $2.26 per share (from $14.41 at the beginning of the year to $16.67 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.96% for the year.

As of October 31, 2003, the Fund had approximately $8.7 billion in net assets. For the year, its net investment income amounted to 2.60% of its average net assets. The Fund sold and replaced securities valued at 15% of its net assets.
--------------------------------------------------------------------------------



STAR FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED            JAN. 1 TO                   YEAR ENDED
                                                 OCTOBER 31,            OCT. 31                   DECEMBER 31,
                                             ---------------------     ------------     ---------------------------------------
                                               2003         2002            2001*         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $14.41       $15.92           $17.81       $18.21       $17.96       $17.38
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .40         .480              .41          .65          .60          .58
 Capital Gain Distributions Received             --         .181               --         1.07         1.13          .86
 Net Realized and Unrealized Gain (Loss)       2.28       (1.656)           (1.19)         .17         (.47)         .70
 on Investments
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              2.68        (.995)            (.78)        1.89         1.26         2.14
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.42)       (.500)            (.26)        (.64)        (.61)        (.58)
 Distributions from Realized Capital Gains       --        (.015)            (.85)       (1.65)        (.40)        (.98)
-------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.42)       (.515)           (1.11)       (2.29)       (1.01)       (1.56)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $16.67       $14.41           $15.92       $17.81       $18.21       $17.96
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 18.96%       -6.53%           -4.47%       10.96%        7.13%       12.38%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $8,671       $7,225           $7,850       $8,119       $8,087       $8,083
 Ratio of Total Expenses to
 Average Net Assets                            0%**           0%               0%           0%           0%           0%
 Ratio of Net Investment Income to Average
 Net Assets                                   2.60%        3.07%           2.91%+        3.57%        3.21%        3.18%
 Turnover Rate                                  15%          12%               6%          17%          10%          16%
-------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.43%.
+    Annualized.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
o If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerg ing Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets
Index Fund, regardless of the dollar amount, the following policies generally apply: n You must wait 90 days before exchanging back into the fund from any source. n The 90-day clock restarts after every exchange out of the fund. Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

18


     For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
o Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
o A "round trip" is a redemption from a fund followed by a purchase back into the fund.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.
     Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.



ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.











































The Vanguard Group, Vanguard, Plain Talk, STAR, Explorer, Windsor, Morgan, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks and bonds.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.



FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.


MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard STAR Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-3919


(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I056 022004

VANGUARD/(R)/ LIFESTRATEGY(R) FUNDS
Investor Shares . February 27, 2004




This prospectus
contains financial data for the Funds through the fiscal year ended October 31, 2003.


                                               VANGUARD LIFESTRATEGY INCOME FUND


                                  VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND


                                      VANGUARD LIFESTRATEGY MODERATE GROWTH FUND


                                               VANGUARD LIFESTRATEGY GROWTH FUND


BALANCED
PROSPECTUS



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD LIFESTRATEGY FUNDS
Prospectus
February 27, 2004



--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO                    23 INVESTMENT ADVISORS
  VANGUARD LIFESTRATEGY FUNDS
                                        24 DIVIDENDS, CAPITAL GAINS, AND TAXES
1 FUND PROFILES
                                        26 SHARE PRICE
  1 Vanguard LifeStrategy
  Income Fund                           26 FINANCIAL HIGHLIGHTS

  4 Vanguard LifeStrategy               31 INVESTING WITH VANGUARD
 Conservative Growth Fund
                                                31 Buying Shares
  8 Vanguard LifeStrategy
  Moderate Growth Fund                          33 Redeeming Shares

  11 Vanguard LifeStrategy                      35 Exchanging Shares
  Growth Fund
                                                36 Other Rules You Should Know
14 MORE ON THE FUNDS
                                                38 Fund and Account Updates
22 THE FUNDS AND VANGUARD
                                                39 Contacting Vanguard

                                         GLOSSARY (inside back cover)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

AN INTRODUCTION TO VANGUARD LIFESTRATEGY FUNDS

This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that separately invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."
     The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor's risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.
     Below you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------



FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R)
INCOME FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income and some capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 60% of assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard(R) Total Bond Market Index Fund 50%
o Vanguard(R) Asset Allocation Fund 25%
o Vanguard(R) Short-Term Corporate Fund 20%
o Vanguard(R) Total Stock Market Index Fund 5%

     The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks.

2


PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in fixed income securities, the Fund's overall level of risk should be relatively low.
o With approximately 60% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.
o With approximately 20% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform other funds with a similar objective.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            22.99%
                1996             7.65
                1997            14.23
                1998            13.17
                1999             2.82
                2000             8.06
                2001             4.06
                2002             0.12
                2003            10.77
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.93% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.49% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                      1 YEAR        5 YEARS          INCEPTION*
-------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY INCOME FUND
 Return Before Taxes                   10.77%          5.10%              8.89%
 Return After Taxes on Distributions    9.53           3.13               6.64
 Return After Taxes on
  Distributions and Sale of Fund Shares 7.01           3.12               6.30

COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 LEHMAN BROTHERS AGGREGATE BOND INDEX   4.10%          6.62%              7.92%
 INCOME COMPOSITE INDEX **              8.95           5.08              8.13
-------------------------------------------------------------------------------

* Since-inception returns are from September 30, 1994--the inception date of the Fund--through December 31, 2003.
** Derived by applying the Fund's target allocation to the results of the following benchmarkets: From inception through August 31, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index (formerly known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index). Starting September 1, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Lehman Brothers 1-3 Year Credit Index.

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, for any fund, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.27% as of October 31, 2003.

4

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $28          $87        $152         $343
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                 SUITABLE FOR IRAS
Dividends are distributed quarterly in      Yes
March, June, September, and December;
capital gains, if any, are distributed      MINIMUM INITIAL INVESTMENT
annually in December.                       $3,000; $1,000 for IRAs and most
                                            custodial
INVESTMENT ADVISOR                          accounts for minors
The Fund does not employ an investment
advisor, but benefits from the investment   NEWSPAPER ABBREVIATION
advisory services provided to the           LifeInc
underlying Vanguard funds in which it
invests.                                    VANGUARD FUND NUMBER
                                            723
INCEPTION DATE
September 30, 1994                          CUSIP NUMBER
                                            921909206
NET ASSETS AS OF OCTOBER 31, 2003
$1.3 billion                                TICKER SYMBOL
                                            VASIX
--------------------------------------------------------------------------------



FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R) CONSERVATIVE GROWTH FUND



INVESTMENT OBJECTIVE
The  Fund  seeks  to  provide  current  income  and  low  to  moderate   capital
appreciation.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 40% of assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard Total Bond Market Index Fund 30%
o Vanguard Asset Allocation Fund25%
o Vanguard Short-Term Corporate Fund 20%
o Vanguard Total Stock Market Index Fund 20%
o Vanguard/(R)/ Total International Stock Index Fund 5%

     The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Its indirect stock holdings consist substantially of large- capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund's overall level of risk should be low to moderate.
o With approximately 40% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.
o With approximately 40% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform other funds with a similar objective.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

6


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            24.35%
                1996            10.36
                1997            16.81
                1998            15.88
                1999             7.86
                2000             3.12
                2001            -0.08
                2002            -5.37
                2003            16.57
              ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 9.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -6.74% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                         SINCE
                                      1 YEAR        5 YEARS          INCEPTION*
-------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY
 CONSERVATIVE GROWTH FUND
 Return Before Taxes                    16.57%          4.16%             9.31%
 Return After Taxes on                  15.54           2.50              7.34
  Distributions
 Return After Taxes on
  Distributions and Sale of Fund Shares 10.81           2.53              6.89

COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 LEHMAN BROTHERS AGGREGATE BOND INDEX    4.10%          6.62%             7.92%
 WILSHIRE 5000 TOTAL MARKET INDEX       31.64           0.42             11.40
 CONSERVATIVE GROWTH COMPOSITE INDEX**  14.57           3.94              8.57
-------------------------------------------------------------------------------
* Since-inception returns are from September 30, 1994-the inception date of the Fund-through December 31, 2003.
** Derived by applying the Fund's target allocation to the results of the following benchmarks: From inception through August 31, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
     EAFE) Index ; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index (formerly known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index). Starting September 1, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index ; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Lehman Brothers 1-3 Year U.S. Credit Index.



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, for any fund, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*


* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $29          $90       $157         $356
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                 SUITABLE FOR IRAS
Dividends are distributed quarterly in      Yes
March, June, September, and December;
capital gains, if any, are distributed      MINIMUM INITIAL INVESTMENT
annually in December.                       $3,000; $1,000 for IRAs and most
                                            custodial
INVESTMENT ADVISOR                          accounts for minors
The Fund does not employ an investment
advisor, but benefits from the investment   NEWSPAPER ABBREVIATION
advisory services provided to the           LifeCon
underlying Vanguard funds in which it
invests.                                    VANGUARD FUND NUMBER
                                            724
INCEPTION DATE
September 30, 1994                          CUSIP NUMBER
                                            921909305
NET ASSETS AS OF OCTOBER 31, 2003
$2.8 billion                                TICKER SYMBOL
                                            VSCGX
--------------------------------------------------------------------------------

8

FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R)
MODERATE GROWTH FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and a low to moderate level of current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 60% of assets to common stocks and 40% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard Total Stock Market Index Fund 35%
o Vanguard Total Bond Market Index Fund 30%
o Vanguard Asset Allocation Fund25%
o Vanguard Total International Stock Index Fund 10%

     The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities.


PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.
o With approximately 60% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
o With approximately 40% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform other funds with a similar objective.
For additional information on investment risks, see MORE ON THE FUNDS.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


             ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            27.94%
                1996            12.71
                1997            19.77
                1998            19.03
                1999            12.01
                2000            -0.88
                2001            -4.48
                2002           -10.32
                2003            22.40
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.08% (quarter ended December 31, 1998), and the lowest return for a quarter was -10.77% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                        SINCE
                                      1 YEAR        5 YEARS         INCEPTION*
-------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY MODERATE
 GROWTH FUND
 Return Before Taxes                    22.40%          3.08%             9.81%
 Return After Taxes on                  21.61           1.83              8.22
  Distributions
 Return After Taxes on
  Distributions and Sale of Fund Shares 14.67           1.87              7.63

COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 LEHMAN BROTHERS AGGREGATE BOND INDEX    4.10%          6.62%             7.92%
 WILSHIRE 5000 TOTAL MARKET INDEX       31.64           0.42             11.40
 MODERATE GROWTH COMPOSITE INDEX**      20.78           3.26              9.64

-------------------------------------------------------------------------------
* Since-inception returns are from September 30, 1994-the inception date of the Fund-through December 31, 2003.
** Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index ; and for bonds, the Lehman Brothers Aggregate Bond Index.

10


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, for any fund, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90         $157         $356
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                SUITABLE FOR IRAS
Dividends are distributed semiannually in  Yes
June and December; capital gains, if any,
are distributed annually in December.      MINIMUM INITIAL INVESTMENT
                                           $3,000; $1,000 for IRAs and most
INVESTMENT ADVISOR                        custodial accounts for minors
The Fund does not employ an investment
advisor, but benefits from the
investment advisory services provided to   NEWSPAPER ABBREVIATION
the underlying Vanguard funds in which it  LifeMod
invests.
                                           VANGUARD FUND NUMBER
INCEPTION DATE                             914
September 30, 1994
                                           CUSIP NUMBER
NET ASSETS AS OF OCTOBER 31, 2003          921909404
$5.2 billion
                                           TICKER SYMBOL
                                           VSMGX
--------------------------------------------------------------------------------



FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R)
GROWTH FUND



INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and some current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 80% of assets to common stocks and 20% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard Total Stock Market Index Fund 50%
o Vanguard Asset Allocation Fund25%
o Vanguard Total International Stock Index Fund 15%
o Vanguard Total Bond Market Index Fund 10%

     The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities.


PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and because the Fund invests more in stocks than the other LifeStrategy Funds, the Fund's overall level of risk should be high compared with the risk levels of the other funds; however, the level of risk should be lower than that of a fund investing entirely in stocks.
o With approximately 80% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and

12

     country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.


o With approximately 20% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform other funds with a similar objective.
For additional information on investment risks, see MORE ON THE FUNDS.


PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a composite stock/bond index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


            ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            29.24%
                1996            15.41
                1997            22.26
                1998            21.40
                1999            17.321
                2000            -5.44
                2001            -8.86
                2002           -15.84
                2003            28.52
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 17.31% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.91% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                         SINCE
                                      1 YEAR        5 YEARS          INCEPTION*
-------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY GROWTH FUND
 Return Before Taxes                   28.52%           1.81%             10.02%
 Return After Taxes on Distributions    28.04           0.92               8.76
 Return After Taxes on
  Distributions and Sale of Fund Shares 18.75           1.03               8.07

COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes):
 WILSHIRE 5000 TOTAL MARKET INDEX       31.64%          0.42%            11.40%
 GROWTH COMPOSITE INDEX**               26.82           1.88              9.86
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, for any fund, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*


* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2003.

14

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90        $157         $356
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                SUITABLE FOR IRAS
Dividends are distributed semiannually in  Yes
June and December; capital gains, if any,
are distributed annually in December.      MINIMUM INITIAL INVESTMENT
                                           $3,000; $1,000 for IRAs and most
INVESTMENT ADVISOR                         custodial accounts for minors
The Fund does not employ an investment
advisor, but benefits from the             NEWSPAPER ABBREVIATION
investment advisory services provided      LifeGro
to the underlying Vanguard funds
in which it invests
                                           VANGUARD FUND NUMBER
INCEPTION DATE                             122
September 30, 1994
                                           CUSIP NUMBER
NET ASSETS AS OF OCTOBER 31, 2003          921909503
$4.4 billion
                                           TICKER SYMBOL
                                           VASGX
--------------------------------------------------------------------------------


MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As "funds of funds," the LifeStrategy Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each LifeStrategy Fund holds only four or five underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, each of the LifeStrategy Funds indirectly owns a diversified portfolio of stocks and bonds.

ASSET ALLOCATION FRAMEWORK

Asset allocation--that is, dividing your investment among stocks, bonds, and short-term investments--is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four pre-set asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.
     Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments. Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund's asset mix can fluctuate within a prescribed range. The table below illustrates the long-term expected average asset allocation and the potential allocation ranges for each Fund:


------------------------------------------------------------------------
             LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
------------------------------------------------------------------------
                                                           SHORT-TERM
                                                          FIXED INCOME
                                       STOCKS    BONDS    INVESTMENTS*
------------------------------------------------------------------------
LifeStrategy Income Fund                 20%      60%         20%
LifeStrategy Conservative Growth Fund    40%      40%         20%
LifeStrategy Moderate Growth Fund        60%      40%         0%
LifeStrategy Growth Fund                 80%      20%         0%
------------------------------------------------------------------------
                   POTENTIAL ASSET ALLOCATION RANGE
------------------------------------------------------------------------
                                                          SHORT-TERM
                                                         FIXED INCOME
                                       STOCKS    BONDS    INVESTMENTS*
------------------------------------------------------------------------
LifeStrategy Income Fund               5%-30%   50%-75%     20%-45%
LifeStrategy Conservative Growth Fund  25%-50%  30%-55%     20%-45%
LifeStrategy Moderate Growth Fund      45%-70%  30%-55%     0%-25%
LifeStrategy Growth Fund               65%-90%  10%-35%     0%-25%
------------------------------------------------------------------------


*" Short-term fixed income investments" consist of the bonds held by Vanguard Short-Term Corporate Fund and any money market instruments held by Vanguard Asset Allocation Fund, two of the underlying Vanguard funds in which the LifeStrategy Funds invest.


MARKET EXPOSURE


Each LifeStrategy Fund invests in a different combination of four or five Vanguard Funds: two equity funds, two bond funds, and an asset allocation fund. Designed as a balanced fund of funds for long-term investors, each LifeStrategy Fund is diversified in terms of both asset class and investment style.
     LIFESTRATEGY INCOME FUND: Stock holdings (20%) consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings (60%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Short-term fixed income investment holdings (20%) consist of high- and, to a lesser degree, medium-quality short-term corporate bonds, most of which are investment-grade.
     LIFESTRATEGY CONSERVATIVE GROWTH FUND: Stock holdings (40%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (40%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Short-term fixed income investment holdings (20%) consist of high- and,

16


to a lesser degree, medium-quality short-term corporate bonds, most of which are investment-grade.
     LIFESTRATEGY MODERATE GROWTH FUND: Stock holdings (60%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (40%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities.
     LIFESTRATEGY GROWTH FUND: Stock holdings (80%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (20%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities.


STOCKS
By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the LifeStrategy Funds (except the LifeStrategy Income Fund) also invests in foreign stocks.

[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                 54.2%     28.6%      19.9%      17.8%
Worst               -43.1     -12.4       -0.8        3.1
Average              12.4      10.7       11.2       11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.


     Through their  investments  in one  underlying  fund (the Asset  Allocation
Fund), the Funds hold a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which typically consists of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the Wilshire 5000 Total Market Index, which measures the investment return of the overall stock market.

17


     Keep in mind that a portion of the market value of the Wilshire 5000 Index (about 22% as of October 31, 2003) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.
     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2003, the domestic equity portions of each of the Funds had asset-weighted median market capitalizations exceeding $30 billion. The international equity portions of each of the Funds (other than the LifeStrategy Income Fund) had asset-weighted median market capitalizations exceeding $12 billion.
     By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign stocks, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


BONDS
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed securities.

[FLAG]EACH FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

18

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of three bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)          $977         $1,024     $955            $1,048
Intermediate-Term (10 years)     926          1,082      858             1,172
Long-Term (20 years)             884          1,137      786             1,299
------------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.
     Changes in interest rates will affect a bond fund's income as well as bond prices.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

[FLAG] EACH FUND IS  SUBJECT  TO CALL  RISK,  WHICH IS THE  CHANCE  THAT  DURING
     PERIODS OF FALLING INTEREST RATES, ISSUERS MAY REPAY--OR CALL--SECURITIES WITH HIGHER COUPONS (OR INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. AN UNDERLYING FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.


     Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Call/prepayment risk is a concern primarily for the LifeStrategy Income Fund, which invests half of its assets in Vanguard Total Bond Market Index Fund.


[FLAG] EACH FUND IS SUBJECT TO CREDIT RISK,  WHICH IS THE CHANCE THAT THE ISSUER
     OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE SECURITY PRICES TO DECLINE, THUS REDUCING THE UNDERLYING FUND'S RETURN.


The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the LifeStrategy Funds should be low.
     To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds may suffer a substantial decline in credit quality and market value because of a corporate restructuring.

SHORT-TERM FIXED INCOME INVESTMENTS
By owning shares of other Vanguard Funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in high- and, to a lesser degree, medium-quality short-term corporate bonds.

[FLAG] EACH  FUND IS  SUBJECT  TO  INCOME  RISK,  WHICH IS THE  CHANCE  THAT THE
     UNDERLYING FUNDS' DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE ONCE RATES FALL, THE FUND MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY GREATEST FOR FUNDS HOLDING SHORT-TERM BONDS AND LEAST FOR FUNDS HOLDING LONG-TERM BONDS.


     Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Corporate Fund, indirectly own more short-term bonds. To a lesser extent, through one underlying fund (the Asset Allocation Fund), each LifeStrategy Fund may also invest in money market instruments.
     Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only a small portion of its assets in the Asset Allocation Fund, inflation risk to the Funds is very low.

20

SECURITY SELECTION

Each Fund seeks to achieve its objective by investing in fixed percentages of four or five underlying Vanguard funds. The following table shows these percentages for each Fund.


---------------------------------------------------------------------------
                                            LIFESTRATEGY FUND
---------------------------------------------------------------------------
                                         CONSERVATIVE   MODERATE
UNDERLYING VANGUARD FUND         INCOME     GROWTH       GROWTH     GROWTH
---------------------------------------------------------------------------
Total Stock Market Index           5%         20%          35%       50%
Total International Stock Index    --          5           10        15
Total Bond Market Index            50         30           30        10
Short-Term Corporate               20         20           --        --
Asset Allocation                   25         25           25        25
Total
---------------------------------------------------------------------------

     The Vanguard LifeStrategy Funds' board of trustees allocates each Fund's assets among the underlying funds based on the Fund's investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds' investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different underlying fund.
     The following paragraphs briefly describe the five underlying Vanguard funds in which the Funds invest.

o Vanguard Total Stock Market Index Fund seeks to track the performance of the Wilshire 5000 Total Market Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. This Fund invests in a representative sample of stocks that make up the Index.


o Vanguard Total International Stock Index Fund seeks to track the performance of the Total International Composite Index, which is a combination of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Index by investing in three Vanguard mutual funds that track the various components of the indexes.
o Vanguard Total Bond Market Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing in a representative sample of bonds included in the Index. This Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, asset-backed, and international dollar-denominated bonds, as well as mortgage-backed securities, all with maturities of more than 1 year. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.
o Vanguard Short-Term Corporate Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. The fund also invests, to a limited extent, in non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds, and in U.S. dollar-denominated foreign bonds. The fund is expected to maintain a dollar-weighted average maturity of between 1 and 3 years.

o Vanguard Asset Allocation Fund distributes its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks), bonds (typically long-term U.S. Treasury bonds), and money market instruments. The fund's assets are allocated in proportions consistent with the advisor's evaluation of their expected returns and risks. These proportions are changed from time to time as market expectations shift, and the fund may be up to 100% invested in any one of the three asset classes.

 The Funds are generally managed without regard to tax ramifications.

[FLAG] THROUGH THEIR LIMITED  INVESTMENTS IN ACTIVELY MANAGED  UNDERLYING FUNDS,
     THE LIFESTRATEGY FUNDS ARE SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE AN UNDERLYING FUND--AND, THUS, THE LIFESTRATEGY FUNDS--TO UNDERPERFORM FUNDS WITH A SIMILAR OBJECTIVE.


     Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex and may be harder to value.
--------------------------------------------------------------------------------


TEMPORARY INVESTMENT MEASURES

Each actively managed underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a LifeStrategy Fund from achieving its investment objective.

22

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:


o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.


o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


THE FUNDS AND VANGUARD

The LifeStrategy Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (a) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (b) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.
     The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inception in 1994, the Funds, in fact, have incurred no direct net expenses.

     Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. Two of the following underlying funds (the Total International Stock Index and Asset Allocation Funds) list their actual expense ratios for their most recent fiscal years. Three of the underlying funds (the Total Stock Market Index, Total Bond Market Index, and Short-Term Corporate Funds) list estimates of their expense ratios for their current fiscal years. Expense ratios for the underlying funds were:
o Total Stock Market Index Fund         0.20%
o Total International Stock Index Fund  0.36%
o Total Bond Market Index Fund          0.22%
o Short-Term Corporate Fund             0.23%
o Asset Allocation Fund                 0.43%
     Based on these figures and the percentage of each underlying fund owned, the LifeStrategy Funds had the following indirect expense ratios as of October 31, 2003:
o LifeStrategy Income Fund              0.27%
o LifeStrategy Conservative Growth Fund 0.28%
o LifeStrategy Moderate Growth Fund     0.28%
o LifeStrategy Growth Fund              0.28%

     Vanguard expects the Funds' indirect expense ratios to remain at or about 0.28%.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISORS
The LifeStrategy Funds do not employ an investment advisor. Rather, the Funds' board of trustees decides how to allocate each Fund's assets among the underlying funds. The chart below lists the investment advisor employed by each underlying fund:

24


-------------------------------------------------------------------------------
UNDERLYING FUND                                 INVESTMENT ADVISOR
-------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund          The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Total International Stock Index Fund   The Vanguard Group*
-------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund           The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund              The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                  Mellon Capital Management
                                                Corporation
-------------------------------------------------------------------------------
* Vanguard Total International Stock Index Fund does not have its own investment advisor, but, rather, benefits from the advisory services provided by The Vanguard Group to the three underlying funds in which the Total International Stock Index Fund invests: Vanguard/(R)/ European Stock Index Fund, Vanguard/(R)/ Pacific Stock Index Fund, and Vanguard/(R)/ Emerging Markets Stock Index Fund. The Vanguard Group also oversees the Total International Stock Index Fund's cash investments, if any.
-------------------------------------------------------------------------------

     The chart below briefly describes each investment advisor:



-----------------------------------------------------------------------------
FIRM                                   BACKGROUND
-----------------------------------------------------------------------------
The Vanguard Group                     o  Based in Valley Forge, Pennsylvania
                                       o  Founded in 1975
                                       o  Manages about $501 billion in assets
-----------------------------------------------------------------------------
Mellon Capital Management Corporation  o  Based in San Francisco, California
                                       o  Founded in 1983
                                       o  Manages about $81 billion in assets
-----------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends for the LifeStrategy Income and LifeStrategy Conservative Growth Funds generally are distributed in March, June, September, and December; income dividends for the LifeStrategy Moderate Growth and LifeStrategy Growth Funds generally are distributed in June and December. Capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS


Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

o Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

26

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal year 2003 with a net asset value (price) of $12.28 per share. During the year, the Fund earned $0.44 per share from investment income (interest and dividends) and $0.76 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.45 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $13.03, reflecting earnings of $1.20 per share and distributions of $0.45 per share. This was an increase of $0.75 per share (from $12.28 at the beginning of the year to $13.03 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 9.95% for the year.

As of October 31, 2003, the Fund had approximately $1.3 billion in net assets. For the year, its net investment income amounted to 3.53% of its average net assets. The Fund sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------

LIFESTRATEGY INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED            JAN. 1 TO                    YEAR ENDED
                                                 OCTOBER 31,            OCT. 31,                   DECEMBER 31,
                                             ---------------------     ------------     -----------------------------------------
                                               2003         2002            2001*         2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $12.28       $12.97           $13.01         $12.82       $13.22        $12.43
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .44          .57              .52             .74          .69           .63
 Capital Gain Distributions Received             --           --               --
 Net Realized and Unrealized Gain (Loss)
 on Investments                                 .76         (.67)            (.09)            .04          .14           .20
---------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              1.20         (.10)             .43            1.01          .36          1.61
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.45)        (.59)            (.45)           (.74)        (.69)         (.63)
 Distributions from Realized Capital Gains       --           --             (.02)           (.08)        (.07)         (.19)
---------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.45)        (.59)            (.47)           (.82)        (.76)         (.82)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $13.03       $12.28           $12.97          $13.01       $12.82        $13.22
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  9.95%       -0.79%            3.42%           8.06%         2.82%        13.17%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)        $1,305       $1,001             $790           $632           $555          $449
 Ratio of Expenses to Average Net Assets       0%**           0%               0%             0%            0%            0%
 Ratio of Net Investment Income to Average
 Net Assets                                   3.53%        4.64%           4.87%+           5.84%         5.37%         5.24%
 Turnover Rate                                   4%          10%               4%             17%           11%           3%
---------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.27%.
+    Annualized.

28


LIFESTRATEGY CONSERVATIVE GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                               YEAR ENDED            JAN. 1 TO                      YEAR ENDED
                                               OCTOBER 31,            OCT. 31,                     DECEMBER 31,
                                           ---------------------     ------------     ---------------------------------------------
                                             2003         2002            2001*              2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $12.81       $13.88           $14.71          $15.10       $14.71         $13.40
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .39          .51              .45             .70          .64            .58
 Capital Gain Distributions Received             --           --               --             .06          .18            .20
 Net Realized and Unrealized Gain (Loss)
 on Investments                                1.37        (1.06)            (.84)           (.29)         .31           1.32
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              1.76         (.55)            (.39)            .47         1.13           2.10
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.40)        (.52)            (.40)           (.70)        (.63)          (.59)
 Distributions from Realized Capital  Gains      --           --             (.04)           (.16)        (.11)          (.20)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.40)        (.52)            (.44)           (.86)        (.74)          (.79)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $14.17       $12.81           $13.88          $14.71       $15.10         $14.71
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 13.99%       -4.11%           -2.61%           3.12%        7.86%         15.88%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)        $2,795       $2,133           $1,954          $1,897       $1,748         $1,416
 Ratio of Expenses to Average Net Assets       0%**           0%               0%              0%           0%             0%
 Ratio of Net Investment Income to
 Average Net Assets                           2.92%        3.79%           3.78%+           4.73%        4.34%          4.32%
 Turnover Rate                                   5%          12%              14%              9%           5%             3%
-----------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.28%.
+    Annualized.

LIFESTRATEGY MODERATE GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED            JAN. 1 TO                      YEAR ENDED
                                              OCTOBER 31,            OCT. 31,                     DECEMBER 31,
                                          ---------------------     ------------     ----------------------------------------------
                                              2003         2002            2001*             2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $13.96       $15.52           $17.25          $18.18       $16.86         $14.81
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .345          .45              .35             .64          .55           .510
 Capital Gain Distributions Received             --          .01               --             .08          .24           .241
 Net Realized and Unrealized Gain (Loss)
 on Investments                               2.130        (1.55)           (1.80)           (.87)        1.21          2.054
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations             2.475        (1.09)           (1.45)           (.15)        2.00          2.805
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.375)        (.47)            (.22)           (.64)        (.55)         (.510)
 Distributions from Realized Capital Gains       --           --             (.06)           (.14)        (.13)         (.245)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                          (.375)        (.47)            (.28)           (.78)        (.68)         (.755)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $16.06       $13.96           $15.52          $17.25       $18.18         $16.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 18.06%       -7.30%            -8.48          -0.88%       12.01%         19.03%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $5,246       $3,897           $4,077          $3,911       $3,441         $2,202
 Ratio of Expenses to Average Net Assets       0%**           0%               0%              0%           0%             0%
 Ratio of Net Investment Income to
 Average Net Assets                           2.39%        2.98%           2.69%+           3.59%        3.47%          3.43%
 Turnover Rate                                   5%          15%              16%             12%           3%             5%
-----------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.28%.
+    Annualized.

30


LIFESTRATEGY GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED            JAN. 1 TO                      YEAR ENDED
                                             OCTOBER 31,             OCT. 31,                     DECEMBER 31,
                                         ----------------------     ------------     ----------------------------------------------
                                               2003          2002            2001*           2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $14.45        $16.56          $19.59          $21.41       $18.79         $16.04
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .28           .34             .23             .51          .45           .410
 Capital Gain Distributions Received             --            --              --             .10          .29           .264
 Net Realized and Unrealized Gain
 (Loss) on Investments                         2.87         (2.10)          (3.04)          (1.75)        2.49          2.751
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              3.15         (1.76)          (2.81)          (1.14)        3.23          3.425
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.28)         (.35)           (.16)           (.51)        (.45)         (.410)
 Distributions from Realized Capital Gains       --            --            (.06)           (.17)        (.16)         (.265)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.28)         (.35)           (.22)           (.68)        (.61)         (.675)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $17.32        $14.45          $16.56          $19.59       $14.45         $16.56
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 22.12%       -10.91%          -14.43%          -5.44%       17.32%         21.40%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $4,422        $3,209          $3,512          $3,738       $3,177         $1,924
 Ratio of Expenses to Average Net Assets       0%**            0%              0%              0%           0%             0%
 Ratio of Net Investment Income to
 Average Net Assets                           1.79%         2.12%          1.53%+           2.49%        2.50%          2.53%
 Turnover Rate                                   2%            7%              7%              6%           1%             2%
-----------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.28%.
+    Annualized.

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information without prior notice.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES



ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.
BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard/(R)/ fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.

32


YOUR PURCHASE PRICE
ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.



REDEEMING SHARES



HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE. Request a redemption through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.


YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.


TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing

34


a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard/(R)/ Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there will be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new address.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send the check to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.


     If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, these limits generally are as follows:


o No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 1 1/2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cutoff for online and telephone exchanges will be 11:30 a.m., Eastern time.)
o No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.


Funds may be added to or deleted from this list at any time, without prior notice to shareholders.

36

     For ALL VANGUARD FUNDS, the following limits generall apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
o    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW



VANGUARD.COM/(R)/
^REGISTRATION.
You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. See Exchanging Shares.

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o Caller authorization to act on the account (by legal documentation or other means).
o    Account registration and address.
o    Social Security or employer identification number.
o    Fund and account number, if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. See Exchanging Shares.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:


o    The fund name and account number.
o    The amount of the transaction (in dollars, shares, or percent).
o    Authorized signatures of registered owners.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.


*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER
In the case of an account with more than one owner or authorized person, Vanguard will accept telephone instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

38


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.


     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500. The fee can be waived if your total Vanguard account assets are $50,000 or more.


FUND AND ACCOUNT UPDATES



CONFIRMATION STATEMENTS
We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any guestions you may have about any transaction reflected on the portfolio summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard LifeStrategy Funds will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Funds:
o    Performance assessments with comparisons to industry benchmarks.
o    Financial statements with detailed listings of the Funds' holdings.


     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.


     Vanguard can deliver your Fund reports electronically, if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.


CONTACTING VANGUARD


ONLINE


VANGUARD.COM
o    For the best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests
o    24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
o    For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o    Toll-free, 24 hours a day, 7 days a week


INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
o    For fund and service information
o    For literature requests
o    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
o    For account information
o    For most account transactions
o    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o    For information and services for large institutional investors
o    Business hours only


VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:
Vanguard LifeStrategy Income Fund--723
Vanguard LifeStrategy Conservative Growth Fund--724
Vanguard LifeStrategy Moderate Growth Fund--914
Vanguard LifeStrategy Growth Fund--122





The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Tele-Account, Tele-Account, Explorer, LifeStrategy, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

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










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






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



GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks and bonds.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.


MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.


PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file number: 811-3919


(C) 2004 The Vanguard Group, Inc.
All rights reserved. Vanguard Marketing
Corporation, Distributor.


P088 022004

VANGUARD(R) LIFESTRATEGY(R) FUNDS
For Participants . February 27, 2004



This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2003.

                                               VANGUARD LIFESTRATEGY INCOME FUND


                                  VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND


                                      VANGUARD LIFESTRATEGY MODERATE GROWTH FUND


                                               VANGUARD LIFESTRATEGY GROWTH FUND



BALANCED
PROSPECTUS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD LIFESTRATEGY FUNDS
Participant Prospectus
February 27, 2004



--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO                    12 MORE ON THE FUNDS
VANGUARD LIFESTRATEGY FUNDS
                                        20 THE FUNDS AND VANGUARD
1 FUND PROFILES
                                        21 INVESTMENT ADVISORS
  1 Vanguard LifeStrategy
  Income Fund                           22 DIVIDENDS, CAPITAL GAINS,
                                           AND TAXES
  4 Vanguard LifeStrategy
  Conservative Growth Fund              22 SHARE PRICE

  7 Vanguard LifeStrategy               22 FINANCIAL HIGHLIGHTS
  Moderate Growth Fund
                                        27 INVESTING WITH VANGUARD
  10 Vanguard LifeStrategy
  Growth Fund                           28 ACCESSING FUND INFORMATION
                                           BY COMPUTER

                                        GLOSSARY (inside back cover)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

AN INTRODUCTION TO VANGUARD LIFESTRATEGY FUNDS

This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that separately invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."
     The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor's risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.
     Below you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------



FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R)
INCOME FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income and some capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 60% of assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard(R) Total Bond Market Index Fund 50%
o Vanguard(R) Asset Allocation Fund 25%
o Vanguard(R) Short-Term Corporate Fund 20%
o Vanguard(R) Total Stock Market Index Fund 5%

     The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks.

2


PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in fixed income securities, the Fund's overall level of risk should be relatively low.
o With approximately 60% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.
o With approximately 20% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform other funds with a similar objective.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            22.99%
                1996             7.65
                1997            14.23
                1998            13.17
                1999             2.82
                2000             8.06
                2001             4.06
                2002             0.12
                2003            10.77
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.93% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.49% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                      1 YEAR        5 YEARS          INCEPTION*
-------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY INCOME FUND      10.77%          5.10%              8.89%
LEHMAN BROTHERS AGGREGATE BOND INDEX    4.10           6.62               7.92
INCOME COMPOSITE INDEX **               8.95           5.08               8.13
-------------------------------------------------------------------------------

* Since-inception returns are from September 30, 1994--the inception date of the Fund--through December 31, 2003.
** Derived by applying the Fund's target allocation to the results of the following benchmarkets: From inception through August 31, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index (formerly known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index). Starting September 1, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Lehman Brothers 1-3 Year Credit Index.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.


     SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.27% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $28          $87        $152         $343
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

4



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION                     NET ASSETS AS OF OCTOBER 31, 2003
DIVIDENDS AND CAPITAL GAINS                $1.3 billion
Dividends are distributed quarterly in
March, June, September, and December;      NEWSPAPER ABBREVIATION
capital gains, if any, are distributed     LifeInc
annually in December.
                                           VANGUARD FUND NUMBER
INVESTMENT ADVISOR                         723
The Fund does not employ an investment
advisor, but benefits from the investment  CUSIP NUMBER
advisory services provided to the          921909206
underlying Vanguard funds in which it
invests.                                   TICKER SYMBOL
                                           VASIX
INCEPTION DATE
September 30, 1994
--------------------------------------------------------------------------------



FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R) CONSERVATIVE GROWTH FUND



INVESTMENT OBJECTIVE
The  Fund  seeks  to  provide  current  income  and  low  to  moderate   capital
appreciation.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 40% of assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard Total Bond Market Index Fund              30%
o Vanguard Asset Allocation Fund                     25%
o Vanguard Short-Term Corporate Fund                 20%
o Vanguard Total Stock Market Index Fund             20%
o Vanguard/(R)/ Total International Stock Index Fund  5%

     The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.


PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund's overall level of risk should be low to moderate.
o With approximately 40% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.
o With approximately 40% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform other funds with a similar objective.


For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite bond/stock index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            24.35%
                1996            10.36
                1997            16.81
                1998            15.88
                1999             7.86
                2000             3.12
                2001            -0.08
                2002            -5.37
                2003            16.57
              ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 9.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -6.74% (quarter ended September 30, 2002).

6



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                         SINCE
                                      1 YEAR        5 YEARS          INCEPTION*
-------------------------------------------------------------------------------
Vanguard LifeStrategy
 Conservative Growth Fund             16.57%         4.16%               9.31%
Lehman Brothers
 Aggregate Bond Index                  4.10          6.62                 7.92
Wilshire 5000 Total
 Market Index                         31.64          0.42                11.40
Conservative Growth Composite Index** 14.57          3.94                 8.57
-------------------------------------------------------------------------------
* Since-inception returns are from September 30, 1994-the inception date of the Fund-through December 31, 2003.
** Derived by applying the Fund's target allocation to the results of the following benchmarks: From inception through August 31, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
     EAFE) Index ; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index (formerly known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index). Starting September 1, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index ; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Lehman Brothers 1-3 Year U.S. Credit Index.



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $29          $90       $157         $356
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION                    NET ASSETS AS OF OCTOBER 31, 2003
DIVIDENDS AND CAPITAL GAINS               $2.8 billion
Dividends are distributed quarterly in
March, June, September, and December;     NEWSPAPER ABBREVIATION
capital gains, if any, are distributed    LifeCon
annually in December.
                                          VANGUARD FUND NUMBER
INVESTMENT ADVISOR                        724
The Fund does not employ an investment
advisor, but benefits from the investment CUSIP NUMBER
advisory services provided to the         921909305
underlying Vanguard funds in which it
invests.                                  TICKER SYMBOL
                                           VSCGX
INCEPTION DATE
September 30, 1994
--------------------------------------------------------------------------------





FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R)
MODERATE GROWTH FUND



INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and a low to moderate level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 60% of assets to common stocks and 40% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard Total Stock Market Index Fund 35%
o Vanguard Total Bond Market Index Fund 30%
o Vanguard Asset Allocation Fund25%
o Vanguard Total International Stock Index Fund 10%

     The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities.


PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.
o With approximately 60% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
o With approximately 40% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because

8


     of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform other funds with a similar objective.
For additional information on investment risks, see MORE ON THE FUNDS.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a composite stock/bond index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            27.94%
                1996            12.71
                1997            19.77
                1998            19.03
                1999            12.01
                2000            -0.88
                2001            -4.48
                2002           -10.32
                2003            22.40
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.08% (quarter ended December 31, 1998), and the lowest return for a quarter was -10.77% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                        SINCE
                                      1 YEAR        5 YEARS         INCEPTION*
-------------------------------------------------------------------------------
Vanguard LifeStrategy
 Moderate Growth Fund                  22.40%        3.08%               9.81%
Lehman Brothers
 Aggregate Bond Index                   4.10         6.62                 7.92
Wilshire 5000 Total
 Market Index                          31.64         0.42                11.40
Moderate Growth
 Composite Index**                     20.78         3.26                 9.64
-------------------------------------------------------------------------------
* Since-inception returns are from September 30, 1994--the inception date of the Fund--through December 31, 2003.
** Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; and for bonds, the Lehman Brothers Aggregate Bond Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90         $157         $356
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION                     NET ASSETS AS OF OCTOBER 31, 2003
DIVIDENDS AND CAPITAL GAINS                $5.2 billion
Dividends are distributed semiannually in
June and December; capital gains, if any,  NEWSPAPER ABBREVIATION
are distributed annually in December.      LifeMod

INVESTMENT ADVISOR                         VANGUARD FUND NUMBER
The Fund does not employ an investment     914
advisor, but benefits from the
investment advisory services provided to   CUSIP NUMBER
the underlying Vanguard funds in which it  921909404
invests.
                                           TICKER SYMBOL
INCEPTION DATE                             VSMGX
September 30, 1994
--------------------------------------------------------------------------------

10

FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R)
GROWTH FUND



INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and some current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 80% of assets to common stocks and 20% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard Total Stock Market Index Fund 50%
o Vanguard Asset Allocation Fund25%
o Vanguard Total International Stock Index Fund 15%
o Vanguard Total Bond Market Index Fund 10%

     The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities.


PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and because the Fund invests more in stocks than the other LifeStrategy Funds, the Fund's overall level of risk should be high compared with the risk levels of the other funds; however, the level of risk should be lower than that of a fund investing entirely in stocks.
o With approximately 80% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
o With approximately 20% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform other funds with a similar objective.


For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a composite stock/bond index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


            ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            29.24%
                1996            15.41
                1997            22.26
                1998            21.40
                1999            17.321
                2000            -5.44
                2001            -8.86
                2002           -15.84
                2003            28.52
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 17.31% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.91% (quarter ended September 30, 2002).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                         SINCE
                                      1 YEAR        5 YEARS          INCEPTION*
-------------------------------------------------------------------------------
Vanguard LifeStrategy
 Growth Fund                          28.52%          1.81%             10.02%
Wilshire 5000 Total
 Market Index                         31.64           0.42              11.40
Growth Composite Index**              26.82           1.88               9.86
-------------------------------------------------------------------------------
* Since-inception returns are from September 30, 1994--the inception date of the Fund--through December 31, 2003.
** Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; and for bonds, the Lehman Brothers Aggregate Bond Index.



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.

12


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90        $157         $356
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION                     NET ASSETS AS OF OCTOBER 31, 2003
DIVIDENDS AND CAPITAL GAINS                $4.4 billion
Dividends are distributed semiannually in
June and December; capital gains, if any,  NEWSPAPER ABBREVIATION
are distributed annually in December.      LifeGro

INVESTMENT ADVISOR                         VANGUARD FUND NUMBER
The Fund does not employ an investment     122
advisor, but benefits from the
investment advisory services provided      CUSIP NUMBER
to the underlying Vanguard funds           921909503
in which it invests
                                           TICKER SYMBOL
INCEPTION DATE                             VASGX
September 30, 1994
--------------------------------------------------------------------------------


MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the

Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As "funds of funds," the LifeStrategy Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each LifeStrategy Fund holds only four or five underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, each of the LifeStrategy Funds indirectly owns a diversified portfolio of stocks and bonds.


ASSET ALLOCATION FRAMEWORK

Asset allocation--that is, dividing your investment among stocks, bonds, and short-term investments--is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four pre-set asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.
     Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments. Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund's asset mix can fluctuate within a prescribed range. The following table illustrates the long-term expected average asset allocation and the potential allocation ranges for each
Fund:


------------------------------------------------------------------------
             LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
------------------------------------------------------------------------
                                                           SHORT-TERM
                                                          FIXED INCOME
                                       STOCKS    BONDS    INVESTMENTS*
------------------------------------------------------------------------
LifeStrategy Income Fund                 20%      60%         20%
LifeStrategy Conservative Growth Fund    40%      40%         20%
LifeStrategy Moderate Growth Fund        60%      40%         0%
LifeStrategy Growth Fund                 80%      20%         0%
------------------------------------------------------------------------
                   POTENTIAL ASSET ALLOCATION RANGE
------------------------------------------------------------------------
                                                          SHORT-TERM
                                                         FIXED INCOME
                                       STOCKS    BONDS    INVESTMENTS*
------------------------------------------------------------------------
LifeStrategy Income Fund               5%-30%   50%-75%     20%-45%
LifeStrategy Conservative Growth Fund  25%-50%  30%-55%     20%-45%
LifeStrategy Moderate Growth Fund      45%-70%  30%-55%     0%-25%
LifeStrategy Growth Fund               65%-90%  10%-35%     0%-25%
------------------------------------------------------------------------


*" Short-term fixed income investments" consist of the bonds held by Vanguard Short-Term Corporate Fund and any money market instruments held by Vanguard Asset Allocation Fund, two of the underlying Vanguard funds in which the LifeStrategy Funds invest.


MARKET EXPOSURE


Each LifeStrategy Fund invests in a different combination of four or five Vanguard Funds: two equity funds, two bond funds, and an asset allocation fund. Designed as a balanced fund of funds for long-term investors, each Lifestrategy Fund is diversified in terms of both asset class and investment style.


     LIFESTRATEGY INCOME FUND: Stock holdings (20%) consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings (60%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Short-term

14


fixed income investment holdings (20%) consist of high- and, to a lesser degree, medium-quality short-term corporate bonds, most of which are investment-grade.
     LIFESTRATEGY CONSERVATIVE GROWTH FUND: Stock holdings (40%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (40%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Short-term fixed income investment holdings (20%) consist of high- and, to a lesser degree, medium-quality short-term corporate bonds, most of which are investment-grade.
     LIFESTRATEGY MODERATE GROWTH FUND: Stock holdings (60%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (40%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds (with an emphasis on long-term U.S. Treasury bonds), as well as mortgage-backed securities.
     LIFESTRATEGY GROWTH FUND: Stock holdings (80%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (20%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds (with a strong emphasis on long-term U.S. Treasury bonds), as well as mortgage-backed securities.


STOCKS
By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the LifeStrategy Funds (except the LifeStrategy Income Fund) also invests in foreign stocks.

[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                 54.2%     28.6%      19.9%      17.8%
Worst               -43.1     -12.4       -0.8        3.1
Average               12.4     10.7       11.2       11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.

     Through their  investments  in one  underlying  fund (the Asset  Allocation
Fund), the Funds hold a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which typically consists of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the Wilshire 5000 Total Market Index, which measures the investment return of the overall stock market.


     Keep in mind that a portion of the market value of the Wilshire 5000 Index (about 22% as of October 31, 2003) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.
     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2003, the domestic equity portions of each of the Funds had asset-weighted median market capitalizations exceeding $30 billion. The international equity portions of each of the Funds (other than the LifeStrategy Income Fund) had asset-weighted median market capitalizations exceeding $12 billion.


     By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign stocks, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


BONDS
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed securities.


[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.


     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of three bonds of different maturities, each with a face value of $1,000.

16


------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)          $977         $1,024     $955            $1,048
Intermediate-Term (10 years)     926          1,082      858             1,172
Long-Term (20 years)             884          1,137      786             1,299
------------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.
     Changes in interest rates will affect a bond fund's income as well as bond prices.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the"face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

[FLAG] EACH FUND IS  SUBJECT  TO CALL  RISK,  WHICH IS THE  CHANCE  THAT  DURING
     PERIODS OF FALLING INTEREST RATES, ISSUERS MAY REPAY--OR CALL--SECURITIES WITH HIGHER COUPONS (OR INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. AN UNDERLYING FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.


     Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Call/prepayment risk is a concern primarily for the LifeStrategy Income Fund, which invests half of its assets in Vanguard Total Bond Market Index Fund.


[FLAG] EACH FUND IS SUBJECT TO CREDIT RISK,  WHICH IS THE CHANCE THAT THE ISSUER
     OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE SECURITY PRICES TO DECLINE, THUS REDUCING THE UNDERLYING FUND'S RETURN.

     The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the LifeStrategy Funds should be low.
     To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds may suffer a substantial decline in credit quality and market value because of a corporate restructuring.


SHORT-TERM FIXED INCOME INVESTMENTS
By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in high- and, to a lesser degree, medium-quality short-term corporate bonds.

[FLAG] EACH  FUND IS  SUBJECT  TO  INCOME  RISK,  WHICH IS THE  CHANCE  THAT THE
     UNDERLYING FUNDS' DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE ONCE RATES FALL, THE FUND MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY GREATEST FOR FUNDS HOLDING SHORT-TERM BONDS AND LEAST FOR FUNDS HOLDING LONG-TERM BONDS.


     Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Corporate Fund, indirectly own more short-term bonds. To a lesser extent, through one underlying fund (the Asset Allocation Fund), each LifeStrategy Fund may also invest in money market instruments.
     Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only a small portion of its assets in the Asset Allocation Fund, inflation risk to the Funds is very low.


SECURITY SELECTION

Each Fund seeks to achieve its objective by investing in fixed percentages of four or five underlying Vanguard funds. The following table shows these percentages for each Fund.

18


---------------------------------------------------------------------------
                                            LIFESTRATEGY FUND
---------------------------------------------------------------------------
                                         CONSERVATIVE   MODERATE
UNDERLYING VANGUARD FUND         INCOME     GROWTH       GROWTH     GROWTH
---------------------------------------------------------------------------
Total Stock Market Index           5%         20%          35%       50%
Total International Stock Index    --          5           10        15
Total Bond Market Index            50         30           30        10
Short-Term Corporate               20         20           --        --
Asset Allocation                   25         25           25        25
Total
---------------------------------------------------------------------------

     The Vanguard LifeStrategy Funds' board of trustees allocates each Fund's assets among the underlying funds based on the Fund's investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds' investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different underlying fund.
     The following paragraphs briefly describe the five underlying Vanguard funds in which the Funds invest.

o Vanguard Total Stock Market Index Fund seeks to track the performance of the Wilshire 5000 Total Market Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. This Fund invests in a representative sample of stocks that make up the Index.


o Vanguard Total International Stock Index Fund seeks to track the performance of the Total International Composite Index, which is a combination of the Morgan Stanley Capital Internationl/(R)/ (MSCI/(R)/) Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Index by investing in three Vanguard mutual funds that track the various components of the indexes.


o Vanguard Total Bond Market Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing in a representative sample of bonds included in the Index. This Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, asset-backed, and international dollar-denominated bonds, as well as mortgage-backed securities, all with maturities of more than 1 year. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.
o Vanguard Short-Term Corporate Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. The fund also invests, to a limited extent, in non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds, and in U.S. dollar-denominated foreign bonds. The fund is expected to maintain a dollar-weighted average maturity of between 1 and 3 years.
o Vanguard Asset Allocation Fund distributes its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks), bonds (typically long-term U.S. Treasury bonds), and money market instruments. The fund's assets are allocated in proportions consistent with the advisor's evaluation of their expected returns and risks. These proportions are changed from time to time as market expectations shift, and the fund may be up to 100% invested in any one of the three asset classes.

     The Funds are generally managed without regard to tax ramifications.

[FLAG] THROUGH THEIR LIMITED  INVESTMENTS IN ACTIVELY MANAGED  UNDERLYING FUNDS,
     THE LIFESTRATEGY FUNDS ARE SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE AN UNDERLYING FUND--AND, THUS, THE LIFESTRATEGY FUNDS--TO UNDERPERFORM FUNDS WITH A SIMILAR OBJECTIVE.


     Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex and may be harder to value.
--------------------------------------------------------------------------------



TEMPORARY INVESTMENT MEASURES

Each actively managed underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a LifeStrategy Fund from achieving its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term

20

investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it. Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

THE FUNDS AND VANGUARD


The LifeStrategy Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (a) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (b) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.
     The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inception in 1994, the Funds, in fact, have incurred no direct net expenses.
     Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. Two of the following underlying funds (the Total International Stock Index and Asset Allocation Funds) list their actual expense ratios for their most recent fiscal periods. Three of the underlying funds (the Total Stock Market Index, Total Bond Market Index, and Short-Term Corporate Funds) list estimates of their expense ratios for their current fiscal periods. Expense ratios for the underlying funds were:
o Total Stock Market Index Fund         0.20%
o Total International Stock Index Fund  0.36%
o Total Bond Market Index Fund          0.22%
o Short-Term Corporate Fund             0.23%
o Asset Allocation Fund                 0.43%

     Based on these figures and the percentage of each underlying fund owned, the LifeStrategy Funds had the following indirect expense ratios as of October 31, 2003:
o LifeStrategy Income Fund              0.27%
o LifeStrategy Conservative Growth Fund 0.28%
o LifeStrategy Moderate Growth Fund     0.28%
o LifeStrategy Growth Fund              0.28%

     Vanguard expects the Funds' indirect expense ratios to remain at or about 0.28%.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISORS

The LifeStrategy Funds do not employ an investment advisor. Rather, the Funds' board of trustees decides how to allocate each Fund's assets among the underlying funds. The chart below lists the investment advisor employed by each underlying fund:


-------------------------------------------------------------------------------
UNDERLYING FUND                                 INVESTMENT ADVISOR
-------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund          The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Total International Stock Index Fund   The Vanguard Group*
-------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund           The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund              The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                  Mellon Capital Management
                                                Corporation
-------------------------------------------------------------------------------
* Vanguard Total International Stock Index Fund does not have its own investment advisor, but, rather, benefits from the advisory services provided by The Vanguard Group to the three underlying funds in which the Total International Stock Index Fund invests: Vanguard/(R)/ European Stock Index Fund, Vanguard/(R)/ Pacific Stock Index Fund, and Vanguard/(R)/ Emerging Markets Stock Index Fund. The Vanguard Group also oversees the Total International Stock Index Fund's cash investments, if any.
-------------------------------------------------------------------------------

     The chart below briefly describes each investment advisor:



-----------------------------------------------------------------------------
FIRM                                   BACKGROUND
-----------------------------------------------------------------------------
The Vanguard Group                     o  Based in Valley Forge, Pennsylvania
                                       o  Founded in 1975
                                       o  Manages about $501 billion in assets
-----------------------------------------------------------------------------
Mellon Capital Management Corporation  o  Based in San Francisco, California
                                       o  Founded in 1983
                                       o  Manages about $81 billion in assets
-----------------------------------------------------------------------------

22

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund distributes to shareholders virtually all of its net income as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends for the LifeStrategy Income and LifeStrategy Conservative Growth Funds generally are distributed in March, June, September, and December; income dividends for the LifeStrategy Moderate Growth and LifeStrategy Growth Funds generally are distributed in June and December. Capital gains distributions generally occur in December.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal year 2003 with a net asset value (price) of $12.28 per share. During the year, the Fund earned $0.44 per share from investment income (interest and dividends) and $0.76 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.45 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $13.03, reflecting earnings of $1.20 per share and distributions of $0.45 per share. This was an increase of $0.75 per share (from $12.28 at the beginning of the year to $13.03 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 9.95% for the year.

As of October 31, 2003, the Fund had approximately $1.3 billion in net assets. For the year, its net investment income amounted to 3.53% of its average net assets. The Fund sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------




LIFESTRATEGY INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED            JAN. 1 TO                    YEAR ENDED
                                                 OCTOBER 31,            OCT. 31,                   DECEMBER 31,
                                             ---------------------     ------------     -----------------------------------------
                                               2003         2002            2001*         2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $12.28       $12.97           $13.01         $12.82       $13.22        $12.43
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .44          .57              .52             .74          .69           .63
 Capital Gain Distributions Received             --           --               --
 Net Realized and Unrealized Gain (Loss)
 on Investments                                 .76         (.67)            (.09)            .04          .14           .20
---------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              1.20         (.10)             .43            1.01          .36          1.61
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.45)        (.59)            (.45)           (.74)        (.69)         (.63)
 Distributions from Realized Capital Gains       --           --             (.02)           (.08)        (.07)         (.19)
---------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.45)        (.59)            (.47)           (.82)        (.76)         (.82)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $13.03       $12.28           $12.97          $13.01       $12.82        $13.22
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  9.95%       -0.79%            3.42%           8.06%         2.82%        13.17%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)        $1,305       $1,001             $790           $632           $555          $449
 Ratio of Expenses to Average Net Assets       0%**           0%               0%             0%            0%            0%
 Ratio of Net Investment Income to Average
 Net Assets                                   3.53%        4.64%           4.87%+           5.84%         5.37%         5.24%
 Turnover Rate                                   4%          10%               4%             17%           11%           3%
---------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.27%.
+    Annualized.

24



LIFESTRATEGY CONSERVATIVE GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                               YEAR ENDED            JAN. 1 TO                      YEAR ENDED
                                               OCTOBER 31,            OCT. 31,                     DECEMBER 31,
                                           ---------------------     ------------     ---------------------------------------------
                                             2003         2002            2001*              2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $12.81       $13.88           $14.71          $15.10       $14.71         $13.40
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .39          .51              .45             .70          .64            .58
 Capital Gain Distributions Received             --           --               --             .06          .18            .20
 Net Realized and Unrealized Gain (Loss)
 on Investments                                1.37        (1.06)            (.84)           (.29)         .31           1.32
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              1.76         (.55)            (.39)            .47         1.13           2.10
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.40)        (.52)            (.40)           (.70)        (.63)          (.59)
 Distributions from Realized Capital  Gains      --           --             (.04)           (.16)        (.11)          (.20)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.40)        (.52)            (.44)           (.86)        (.74)          (.79)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $14.17       $12.81           $13.88          $14.71       $15.10         $14.71
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 13.99%       -4.11%           -2.61%           3.12%        7.86%         15.88%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)        $2,795       $2,133           $1,954          $1,897       $1,748         $1,416
 Ratio of Expenses to Average Net Assets       0%**           0%               0%              0%           0%             0%
 Ratio of Net Investment Income to
 Average Net Assets                           2.92%        3.79%           3.78%+           4.73%        4.34%          4.32%
 Turnover Rate                                   5%          12%              14%              9%           5%             3%
-----------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.28%.
+    Annualized.

LIFESTRATEGY MODERATE GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED            JAN. 1 TO                      YEAR ENDED
                                              OCTOBER 31,            OCT. 31,                     DECEMBER 31,
                                          ---------------------     ------------     ----------------------------------------------
                                              2003         2002            2001*             2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $13.96       $15.52           $17.25          $18.18       $16.86         $14.81
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .345          .45              .35             .64          .55           .510
 Capital Gain Distributions Received             --          .01               --             .08          .24           .241
 Net Realized and Unrealized Gain (Loss)
 on Investments                               2.130        (1.55)           (1.80)           (.87)        1.21          2.054
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations             2.475        (1.09)           (1.45)           (.15)        2.00          2.805
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.375)        (.47)            (.22)           (.64)        (.55)         (.510)
 Distributions from Realized Capital Gains       --           --             (.06)           (.14)        (.13)         (.245)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                          (.375)        (.47)            (.28)           (.78)        (.68)         (.755)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $16.06       $13.96           $15.52          $17.25       $18.18         $16.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 18.06%       -7.30%            -8.48          -0.88%       12.01%         19.03%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $5,246       $3,897           $4,077          $3,911       $3,441         $2,202
 Ratio of Expenses to Average Net Assets       0%**           0%               0%              0%           0%             0%
 Ratio of Net Investment Income to
 Average Net Assets                           2.39%        2.98%           2.69%+           3.59%        3.47%          3.43%
 Turnover Rate                                   5%          15%              16%             12%           3%             5%
-----------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.28%.
+    Annualized.

26



LIFESTRATEGY GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED            JAN. 1 TO                      YEAR ENDED
                                             OCTOBER 31,             OCT. 31,                     DECEMBER 31,
                                         ----------------------     ------------     ----------------------------------------------
                                               2003          2002            2001*           2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $14.45        $16.56          $19.59          $21.41       $18.79         $16.04
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .28           .34             .23             .51          .45           .410
 Capital Gain Distributions Received             --            --              --             .10          .29           .264
 Net Realized and Unrealized Gain
 (Loss) on Investments                         2.87         (2.10)          (3.04)          (1.75)        2.49          2.751
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              3.15         (1.76)          (2.81)          (1.14)        3.23          3.425
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.28)         (.35)           (.16)           (.51)        (.45)         (.410)
 Distributions from Realized Capital Gains       --            --            (.06)           (.17)        (.16)         (.265)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.28)         (.35)           (.22)           (.68)        (.61)         (.675)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $17.32        $14.45          $16.56          $19.59       $14.45         $16.56
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 22.12%       -10.91%          -14.43%          -5.44%       17.32%         21.40%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $4,422        $3,209          $3,512          $3,738       $3,177         $1,924
 Ratio of Expenses to Average Net Assets       0%**            0%              0%              0%           0%             0%
 Ratio of Net Investment Income to
 Average Net Assets                           1.79%         2.12%          1.53%+           2.49%        2.50%          2.53%
 Turnover Rate                                   2%            7%              7%              6%           1%             2%
-----------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.28%.
+    Annualized.

INVESTING WITH VANGUARD

One or more of the Funds are an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
o If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.


EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer/(TM)/ Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policies generally apply:
o    You must wait 90 days before exchanging back into the fund from any source.
o    The 90-day clock restarts after every exchange out of the fund.
o Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

28


     For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
o Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
o A "round trip" is a redemption from a fund followed by a purchase back into the fund.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.
     Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.



ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




































The Vanguard Group, Vanguard, Plain Talk, Explorer, LifeStrategy, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks and bonds.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.


MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.


PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOG]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file number: 811-3919

(C) 2004 The Vanguard Group, Inc.
All rights reserved. Vanguard Marketing
Corporation, Distributor.


I088 022004

VANGUARD(R) LIFESTRATEGY(R) FUNDS
Investor Shares . February 27, 2004


This prospectus
contains financial data for the Funds through the fiscal year ended October 31, 2003.

                                               VANGUARD LIFESTRATEGY INCOME FUND


                                  VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND


                                      VANGUARD LIFESTRATEGY MODERATE GROWTH FUND


                                               VANGUARD LIFESTRATEGY GROWTH FUND

BALANCED
PROSPECTUS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD LIFESTRATEGY FUNDS
Prospectus
February 27, 2004



--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO                    12 MORE ON THE FUNDS
  VANGUARD LIFESTRATEGY FUNDS
                                        20 THE FUNDS AND VANGUARD
1 FUND PROFILES
                                        21 INVESTMENT ADVISORS
  1 Vanguard LifeStrategy
  Income Fund                           21 TAXES

  4 Vanguard LifeStrategy               21 SHARE PRICE
  Conservative Growth Fund
                                        22 FINANCIAL HIGHLIGHTS
  7 Vanguard LifeStrategy
  Moderate Growth Fund                  27 GENERAL INFORMATION

  9 Vanguard LifeStrategy
  Growth Fund                           GLOSSARY (inside back cover)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT INVESTING IN THE FUNDS

Each Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of a Fund directly, but only through a contract offered by the insurance company.

The Funds' income annuity accounts' performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.
--------------------------------------------------------------------------------

This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that separately invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."
     The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor's risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.
     Below you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 "FUND OF FUNDS"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------



FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R)
INCOME FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income and some capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 60% of assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard(R) Total Bond Market Index Fund 50%
o Vanguard(R) Asset Allocation Fund 25%
o Vanguard(R) Short-Term Corporate Fund 20%
o Vanguard(R) Total Stock Market Index Fund 5%

     The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks.

2


PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in fixed income securities, the Fund's overall level of risk should be relatively low.
o With approximately 60% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.
o With approximately 20% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform other funds with a similar objective.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite bond/stock index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


             ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            22.99%
                1996             7.65
                1997            14.23
                1998            13.17
                1999             2.82
                2000             8.06
                2001             4.06
                2002             0.12
                2003            10.77
              ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.93% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.49% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                      1 YEAR        5 YEARS          INCEPTION*
-------------------------------------------------------------------------------
VANGUARD LIFESTRATEGY INCOME FUND      10.77%          5.10%              8.89%
LEHMAN BROTHERS AGGREGATE BOND INDEX    4.10           6.62               7.92
INCOME COMPOSITE INDEX **               8.95           5.08               8.13
-------------------------------------------------------------------------------

* Since-inception returns are from September 30, 1994--the inception date of the Fund--through December 31, 2003.
** Derived by applying the Fund's target allocation to the results of the following benchmarkets: From inception through August 31, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index (formerly known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index). Starting September 1, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Lehman Brothers 1-3 Year Credit Index.


A NOTE ON FEES
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.27% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $28          $87        $152         $343
--------------------------------------------------

4

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R) CONSERVATIVE GROWTH FUND



INVESTMENT OBJECTIVE
The  Fund  seeks  to  provide  current  income  and  low  to  moderate   capital
appreciation.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 40% of assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard Total Bond Market Index Fund              30%
o Vanguard Asset Allocation Fund                     25%
o Vanguard Short-Term Corporate Fund                 20%
o Vanguard Total Stock Market Index Fund             20%
o Vanguard/(R)/ Total International Stock Index Fund  5%

     The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.


PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund's overall level of risk should be low to moderate.
o With approximately 40% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

o With approximately 40% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform other funds with a similar objective.



For additional information on investment risks, see MORE ON THE FUNDS.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite bond/stock index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            24.35%
                1996            10.36
                1997            16.81
                1998            15.88
                1999             7.86
                2000             3.12
                2001            -0.08
                2002            -5.37
                2003            16.57
              ----------------------------------------------------


     During the periods shown in the bar chart, the highest return for a calendar quarter was 9.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -6.74% (quarter ended September 30, 2002).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                         SINCE
                                      1 YEAR        5 YEARS          INCEPTION*
-------------------------------------------------------------------------------
Vanguard LifeStrategy
 Conservative Growth Fund             16.57%         4.16%               9.31%
Lehman Brothers
 Aggregate Bond Index                  4.10          6.62                 7.92
Wilshire 5000 Total
 Market Index                         31.64          0.42                11.40
Conservative Growth Composite Index** 14.57          3.94                 8.57
-------------------------------------------------------------------------------
* Since-inception returns are from September 30, 1994-the inception date of the Fund-through December 31, 2003.
** Derived by applying the Fund's target allocation to the results of the following benchmarks: From inception through August 31, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
     EAFE) Index ; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index (formerly known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index). Starting September 1, 2003, for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index ; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Lehman Brothers 1-3 Year U.S. Credit Index.

6

A NOTE ON FEES
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $29          $90       $157         $356
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R)
MODERATE GROWTH FUND



INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and a low to moderate level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 60% of assets to common stocks and 40% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard Total Stock Market Index Fund 35%
o Vanguard Total Bond Market Index Fund 30%
o Vanguard Asset Allocation Fund25%
o Vanguard Total International Stock Index Fund 10%

     The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities.



PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.
o With approximately 60% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
o With approximately 40% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

8

o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform other funds with a similar objective.

For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite stock/bond index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            27.94%
                1996            12.71
                1997            19.77
                1998            19.03
                1999            12.01
                2000            -0.88
                2001            -4.48
                2002           -10.32
                2003            22.40
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.08% (quarter ended December 31, 1998), and the lowest return for a quarter was -10.77% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                        SINCE
                                      1 YEAR        5 YEARS         INCEPTION*
-------------------------------------------------------------------------------
Vanguard LifeStrategy
 Moderate Growth Fund                  22.40%        3.08%               9.81%
Lehman Brothers
 Aggregate Bond Index                   4.10         6.62                 7.92
Wilshire 5000 Total
 Market Index                          31.64         0.42                11.40
Moderate Growth
 Composite Index**                     20.78         3.26                 9.64
-------------------------------------------------------------------------------
* Since-inception returns are from September 30, 1994--the inception date of the Fund--through December 31, 2003.
** Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; and for bonds, the Lehman Brothers Aggregate Bond Index.
--------------------------------------------------------------------------------




A NOTE ON FEES
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90         $157         $356
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


FUND PROFILE--VANGUARD(R) LIFESTRATEGY(R)
GROWTH FUND



INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation and some current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 80% of assets to common stocks and 20% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

o Vanguard Total Stock Market Index Fund 50%
o Vanguard Asset Allocation Fund25%
o Vanguard Total International Stock Index Fund 15%
o Vanguard Total Bond Market Index Fund 10%

10

     The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities.


PRIMARY RISKS
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. Because stocks usually are more volatile than bonds, and because the Fund invests more in stocks than the other LifeStrategy Funds, the Fund's overall level of risk should be high compared with the risk levels of the other funds; however, the level of risk should be lower than that of a fund investing entirely in stocks.
o With approximately 80% of its assets allocated to stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
o With approximately 20% of its assets allocated to bonds, the Fund is subject to bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline, thus reducing the underlying fund's return; and income risk, which is the chance that falling interest rates will cause an underlying fund's income to decline. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.
o The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform other funds with a similar objective.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite stock/bond index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                Scale -30% -- 45%

                1995            29.24%
                1996            15.41
                1997            22.26
                1998            21.40
                1999            17.321
                2000            -5.44
                2001            -8.86
                2002           -15.84
                2003            28.52
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 17.31% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.91% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                         SINCE
                                      1 YEAR        5 YEARS          INCEPTION*
-------------------------------------------------------------------------------
Vanguard LifeStrategy
 Growth Fund                          28.52%          1.81%             10.02%
Wilshire 5000 Total
 Market Index                         31.64           0.42              11.40
Growth Composite Index**              26.82           1.88               9.86
-------------------------------------------------------------------------------
* Since-inception returns are from September 30, 1994--the inception date of the Fund--through December 31, 2003.
** Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Total Market Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index; and for bonds, the Lehman Brothers Aggregate Bond Index.


A NOTE ON FEES
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2003.

12



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Total Annual Fund Operating Expenses:                             None*



* Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds in which the Fund invests. See THE FUNDS AND VANGUARD. The Fund's annualized indirect expense ratio, based on its underlying investments, was 0.28% as of October 31, 2003.


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90        $157         $356
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As "funds of funds," the LifeStrategy Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each LifeStrategy Fund holds only four or five underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, each of the LifeStrategy Funds indirectly owns a diversified portfolio of stocks and bonds.

ASSET ALLOCATION FRAMEWORK

Asset allocation--that is, dividing your investment among stocks, bonds, and short-term investments--is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four pre-set asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.
     Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments. Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund's asset mix can fluctuate within a prescribed range. The table below illustrates the long-term expected average asset allocation and the potential allocation ranges for each Fund:


------------------------------------------------------------------------
             LONG-TERM EXPECTED AVERAGE ASSET ALLOCATION
------------------------------------------------------------------------
                                                           SHORT-TERM
                                                          FIXED INCOME
                                       STOCKS    BONDS    INVESTMENTS*
------------------------------------------------------------------------
LifeStrategy Income Fund                 20%      60%         20%
LifeStrategy Conservative Growth Fund    40%      40%         20%
LifeStrategy Moderate Growth Fund        60%      40%         0%
LifeStrategy Growth Fund                 80%      20%         0%
------------------------------------------------------------------------
                   POTENTIAL ASSET ALLOCATION RANGE
------------------------------------------------------------------------
                                                          SHORT-TERM
                                                         FIXED INCOME
                                       STOCKS    BONDS    INVESTMENTS*
------------------------------------------------------------------------
LifeStrategy Income Fund               5%-30%   50%-75%     20%-45%
LifeStrategy Conservative Growth Fund  25%-50%  30%-55%     20%-45%
LifeStrategy Moderate Growth Fund      45%-70%  30%-55%     0%-25%
LifeStrategy Growth Fund               65%-90%  10%-35%     0%-25%
------------------------------------------------------------------------
* "Short-term fixed income investments" consist of the bonds held by Vanguard Short-Term Corporate Fund, and any money market instruments held by Vanguard Asset Allocation Fund, two of the underlying Vanguard funds in which the LifeStrategy Funds invest.

MARKET EXPOSURE


     Each LifeStrategy Fund invests in a different combination of four or five Vanguard Funds: two equity funds, two bond funds, and an asset allocation fund. Designed as a balanced fund of funds for long-term investors, each Lifestrategy Fund is diversified in terms of both asset class and investment style.
     LIFESTRATEGY INCOME FUND: Stock holdings (20%) consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings (60%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Short-term fixed income investment holdings (20%) consist of high- and, to a lesser degree, medium-quality short-term corporate bonds, most of which are investment-grade.


     LIFESTRATEGY CONSERVATIVE GROWTH FUND: Stock holdings (40%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (40%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities. Short-term fixed income investment holdings (20%) consist of high- and,

14


to a lesser degree, medium-quality short-term corporate bonds, most of which are investment-grade.
     LIFESTRATEGY MODERATE GROWTH FUND: Stock holdings (60%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (40%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed securities.
     LIFESTRATEGY GROWTH FUND: Stock holdings (80%) consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings (20%) are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds (with a strong emphasis on long-term U.S. Treasury bonds), as well as mortgage-backed securities.


STOCKS
By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the LifeStrategy Funds (except the LifeStrategy Income Fund) also invests in foreign stocks.

[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                 54.2%     28.6%      19.9%      17.8%
Worst               -43.1     -12.4       -0.8        3.1
Average               12.4     10.7       11.2       11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.
     Through their  investments  in one  underlying  fund (the Asset  Allocation
Fund), the Funds holds a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which typically consists of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the Wilshire 5000 Total Market Index, which measures the investment return of the overall stock market.

     Keep in mind that a portion of the market value of the Wilshire 5000 Index (about 22% as of October 31, 2003) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.
     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2003, the domestic equity portions of each of the Funds had asset-weighted median market capitalizations exceeding $30 billion. The international equity portions of each of the Funds (other than the LifeStrategy Income Fund) had asset-weighted median market capitalizations exceeding $12 billion.
     By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign stocks, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


BONDS
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed securities.

[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

16

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of three bonds of different maturities, each with a face value of $1,000.


------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)          $977         $1,024     $955            $1,048
Intermediate-Term (10 years)     926          1,082      858             1,172
Long-Term (20 years)             884          1,137      786             1,299
------------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.
     Changes in interest rates will affect a bond fund's income as well as bond prices.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this "drag" on price, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the"face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

[FLAG] EACH FUND IS  SUBJECT  TO CALL  RISK,  WHICH IS THE  CHANCE  THAT  DURING
     PERIODS OF FALLING INTEREST RATES, ISSUERS MAY REPAY--OR CALL--SECURITIES WITH HIGHER COUPONS (OR INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. AN UNDERLYING FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS RISK IS KNOWN AS PREPAYMENT RISK.


     Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Call/prepayment risk is a concern primarily for the LifeStrategy Income Fund, which invests half of its assets in Vanguard Total Bond Market Index Fund.

[FLAG] EACH FUND IS SUBJECT TO CREDIT RISK,  WHICH IS THE CHANCE THAT THE ISSUER
     OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE SECURITY PRICES TO DECLINE, THUS REDUCING THE UNDERLYING FUND'S RETURN.

     The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the LifeStrategy Funds should be low.
     To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds may suffer a substantial decline in credit quality and market value because of a corporate restructuring.

SHORT-TERM FIXED INCOME INVESTMENTS
By owning shares of other Vanguard Funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in high- and, to a lesser degree, medium-quality short-term corporate bonds.

[FLAG] EACH  FUND IS  SUBJECT  TO  INCOME  RISK,  WHICH IS THE  CHANCE  THAT THE
     UNDERLYING FUNDS' DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE ONCE RATES FALL, THE FUND MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY GREATEST FOR FUNDS HOLDING SHORT-TERM BONDS AND LEAST FOR FUNDS HOLDING LONG-TERM BONDS.


     Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Corporate Fund, indirectly own more short-term bonds. To a lesser extent, through one underlying fund (the Asset Allocation Fund), each LifeStrategy Fund may also invest in money market instruments.
     Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only a small portion of its assets in the Asset Allocation Fund, inflation risk to the Funds is very low.

18

SECURITY SELECTION

Each Fund seeks to achieve its objective by investing in fixed percentages of four or five underlying Vanguard funds. The following table shows these percentages for each Fund.


---------------------------------------------------------------------------
                                            LIFESTRATEGY FUND
---------------------------------------------------------------------------
                                         CONSERVATIVE   MODERATE
UNDERLYING VANGUARD FUND         INCOME     GROWTH       GROWTH     GROWTH
---------------------------------------------------------------------------
Total Stock Market Index           5%         20%          35%       50%
Total International Stock Index    --          5           10        15
Total Bond Market Index            50         30           30        10
Short-Term Corporate               20         20           --        --
Asset Allocation                   25         25           25        25
Total
---------------------------------------------------------------------------

     The Vanguard LifeStrategy Funds' board of trustees allocates each Fund's assets among the underlying funds based on the Fund's investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds' investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different underlying fund.
     The following paragraphs briefly describe the five underlying Vanguard funds in which the Funds invest.

o Vanguard Total Stock Market Index Fund seeks to track the performance of the Wilshire 5000 Total Market Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. This Fund invests in a representative sample of stocks that make up the Index.


o Vanguard Total International Stock Index Fund seeks to track the performance of the Total International Composite Index, which is a combination of the Morgan Stanley Capital Internationl/(R)/ (MSCI/(R)/) Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Index by investing in three Vanguard mutual funds that track the various components of the indexes.


o Vanguard Total Bond Market Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing in a representative sample of bonds included in the Index. This Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, asset-backed, and international dollar-denominated bonds, as well as mortgage-backed securities, all with maturities of more than 1 year. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.
o Vanguard Short-Term Corporate Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. The fund also invests, to a limited extent, in non-investment-grade and unrated fixed income securities, mainly short- and intermediate-term corporate bonds, and in U.S. dollar-denominated foreign bonds. The fund is expected to maintain a dollar-weighted average maturity of between 1 and 3 years.
o Vanguard Asset Allocation Fund distributes its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks), bonds (typically long-term U.S. Treasury bonds), and money market instruments. The fund's assets are allocated in proportions consistent with the advisor's evaluation of their expected returns and risks. These proportions are changed from time to time as market expectations shift, and the fund may be up to 100% invested in any one of the three asset classes.

[FLAG] THROUGH THEIR LIMITED  INVESTMENTS IN ACTIVELY MANAGED  UNDERLYING FUNDS,
     THE LIFESTRATEGY FUNDS ARE SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE AN UNDERLYING FUND--AND, THUS, THE LIFESTRATEGY FUNDS--TO UNDERPERFORM FUNDS WITH A SIMILAR OBJECTIVE.


     Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex and may be harder to value.
--------------------------------------------------------------------------------



TEMPORARY INVESTMENT MEASURES

Each actively managed underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a LifeStrategy Fund from achieving its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

20

THE FUNDS AND VANGUARD



The LifeStrategy Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (a) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (b) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.
     The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inception in 1994, the Funds, in fact, have incurred no direct net expenses.
     Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. Two of the following underlying funds (the Total International Stock Index and Asset Allocation Funds) list their actual expense ratios for their most recent fiscal periods. Three of the underlying funds (the Total Stock Market Index, Total Bond Market Index, and Short-Term Corporate Funds) list estimates of their expense ratios for their current fiscal periods. Expense ratios for the underlying funds were:
o Total Stock Market Index Fund         0.20%
o Total International Stock Index Fund  0.36%
o Total Bond Market Index Fund          0.22%
o Short-Term Corporate Fund             0.23%
o Asset Allocation Fund                 0.43%
     Based on these figures and the percentage of each underlying fund owned, the LifeStrategy Funds had the following indirect expense ratios as of October 31, 2003:
o LifeStrategy Income Fund              0.27%
o LifeStrategy Conservative Growth Fund 0.28%
o LifeStrategy Moderate Growth Fund     0.28%
o LifeStrategy Growth Fund              0.28%

     Vanguard expects the Funds' indirect expense ratios to remain at or about 0.28%.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISORS

The LifeStrategy Funds do not employ an investment advisor. Rather, the Funds' board of trustees decides how to allocate each Fund's assets among the underlying funds. The chart below lists the investment advisor employed by each underlying fund:


-------------------------------------------------------------------------------
UNDERLYING FUND                                 INVESTMENT ADVISOR
-------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund          The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Total International Stock Index Fund   The Vanguard Group*
-------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund           The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund              The Vanguard Group
-------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                  Mellon Capital Management
                                                Corporation
-------------------------------------------------------------------------------
* Vanguard Total International Stock Index Fund does not have its own investment advisor, but, rather, benefits from the advisory services provided by The Vanguard Group to the three underlying funds in which the Total International Stock Index Fund invests: Vanguard/(R)/ European Stock Index Fund, Vanguard/(R)/ Pacific Stock Index Fund, and Vanguard/(R)/ Emerging Markets Stock Index Fund. The Vanguard Group also oversees the Total International Stock Index Fund's cash investments, if any.
-------------------------------------------------------------------------------

     The chart below briefly describes each investment advisor:



-----------------------------------------------------------------------------
FIRM                                   BACKGROUND
-----------------------------------------------------------------------------
The Vanguard Group                     o  Based in Valley Forge, Pennsylvania
                                       o  Founded in 1975
                                       o  Manages about $501 billion in assets
-----------------------------------------------------------------------------
Mellon Capital Management Corporation  o  Based in San Francisco, California
                                       o  Founded in 1983
                                       o  Manages about $81 billion in assets
-----------------------------------------------------------------------------


TAXES

The tax consequences of your investment in a Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. Each Fund's NAV is used to determine the annuity's unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

22

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
     Yields and total returns presented for each Fund are net of the Fund's operating expenses, but do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of a Fund and when comparing the yields and returns of the Fund with those of other mutual funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal year 2003 with a net asset value (price) of $12.28 per share. During the year, the Fund earned $0.44 per share from investment income (interest and dividends) and $0.76 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.45 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $13.03, reflecting earnings of $1.20 per share and distributions of $0.45 per share. This was an increase of $0.75 per share (from $12.28 at the beginning of the year to $13.03 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 9.95% for the year.

As of October 31, 2003, the Fund had approximately $1.3 billion in net assets. For the year, its net investment income amounted to 3.53% of its average net assets. The Fund sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------

LIFESTRATEGY INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED            JAN. 1 TO                    YEAR ENDED
                                                 OCTOBER 31,            OCT. 31,                   DECEMBER 31,
                                             ---------------------     ------------     -----------------------------------------
                                               2003         2002            2001*         2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $12.28       $12.97           $13.01         $12.82       $13.22        $12.43
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .44          .57              .52             .74          .69           .63
 Capital Gain Distributions Received             --           --               --
 Net Realized and Unrealized Gain (Loss)
 on Investments                                 .76         (.67)            (.09)            .04          .14           .20
---------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              1.20         (.10)             .43            1.01          .36          1.61
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.45)        (.59)            (.45)           (.74)        (.69)         (.63)
 Distributions from Realized Capital Gains       --           --             (.02)           (.08)        (.07)         (.19)
---------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.45)        (.59)            (.47)           (.82)        (.76)         (.82)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $13.03       $12.28           $12.97          $13.01       $12.82        $13.22
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  9.95%       -0.79%            3.42%           8.06%         2.82%        13.17%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)        $1,305       $1,001             $790           $632           $555          $449
 Ratio of Expenses to Average Net Assets       0%**           0%               0%             0%            0%            0%
 Ratio of Net Investment Income to Average
 Net Assets                                   3.53%        4.64%           4.87%+           5.84%         5.37%         5.24%
 Turnover Rate                                   4%          10%               4%             17%           11%           3%
---------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.27%.
+    Annualized.

LIFESTRATEGY CONSERVATIVE GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                               YEAR ENDED            JAN. 1 TO                      YEAR ENDED
                                               OCTOBER 31,            OCT. 31,                     DECEMBER 31,
                                           ---------------------     ------------     ---------------------------------------------
                                             2003         2002            2001*              2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $12.81       $13.88           $14.71          $15.10       $14.71         $13.40
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .39          .51              .45             .70          .64            .58
 Capital Gain Distributions Received             --           --               --             .06          .18            .20
 Net Realized and Unrealized Gain (Loss)
 on Investments                                1.37        (1.06)            (.84)           (.29)         .31           1.32
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              1.76         (.55)            (.39)            .47         1.13           2.10
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.40)        (.52)            (.40)           (.70)        (.63)          (.59)
 Distributions from Realized Capital  Gains      --           --             (.04)           (.16)        (.11)          (.20)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.40)        (.52)            (.44)           (.86)        (.74)          (.79)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $14.17       $12.81           $13.88          $14.71       $15.10         $14.71
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 13.99%       -4.11%           -2.61%           3.12%        7.86%         15.88%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)        $2,795       $2,133           $1,954          $1,897       $1,748         $1,416
 Ratio of Expenses to Average Net Assets       0%**           0%               0%              0%           0%             0%
 Ratio of Net Investment Income to
 Average Net Assets                           2.92%        3.79%           3.78%+           4.73%        4.34%          4.32%
 Turnover Rate                                   5%          12%              14%              9%           5%             3%
-----------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.28%.
+    Annualized.

LIFESTRATEGY MODERATE GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED            JAN. 1 TO                      YEAR ENDED
                                              OCTOBER 31,            OCT. 31,                     DECEMBER 31,
                                          ---------------------     ------------     ----------------------------------------------
                                              2003         2002            2001*             2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $13.96       $15.52           $17.25          $18.18       $16.86         $14.81
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .345          .45              .35             .64          .55           .510
 Capital Gain Distributions Received             --          .01               --             .08          .24           .241
 Net Realized and Unrealized Gain (Loss)
 on Investments                               2.130        (1.55)           (1.80)           (.87)        1.21          2.054
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations             2.475        (1.09)           (1.45)           (.15)        2.00          2.805
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.375)        (.47)            (.22)           (.64)        (.55)         (.510)
 Distributions from Realized Capital Gains       --           --             (.06)           (.14)        (.13)         (.245)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                          (.375)        (.47)            (.28)           (.78)        (.68)         (.755)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $16.06       $13.96           $15.52          $17.25       $18.18         $16.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 18.06%       -7.30%            -8.48          -0.88%       12.01%         19.03%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $5,246       $3,897           $4,077          $3,911       $3,441         $2,202
 Ratio of Expenses to Average Net Assets       0%**           0%               0%              0%           0%             0%
 Ratio of Net Investment Income to
 Average Net Assets                           2.39%        2.98%           2.69%+           3.59%        3.47%          3.43%
 Turnover Rate                                   5%          15%              16%             12%           3%             5%
-----------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.28%.
+    Annualized.

26



LIFESTRATEGY GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED            JAN. 1 TO                      YEAR ENDED
                                             OCTOBER 31,             OCT. 31,                     DECEMBER 31,
                                         ----------------------     ------------     ----------------------------------------------
                                               2003          2002            2001*           2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $14.45        $16.56          $19.59          $21.41       $18.79         $16.04
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .28           .34             .23             .51          .45           .410
 Capital Gain Distributions Received             --            --              --             .10          .29           .264
 Net Realized and Unrealized Gain
 (Loss) on Investments                         2.87         (2.10)          (3.04)          (1.75)        2.49          2.751
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              3.15         (1.76)          (2.81)          (1.14)        3.23          3.425
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.28)         (.35)           (.16)           (.51)        (.45)         (.410)
 Distributions from Realized Capital Gains       --            --            (.06)           (.17)        (.16)         (.265)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.28)         (.35)           (.22)           (.68)        (.61)         (.675)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $17.32        $14.45          $16.56          $19.59       $14.45         $16.56
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 22.12%       -10.91%          -14.43%          -5.44%       17.32%         21.40%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $4,422        $3,209          $3,512          $3,738       $3,177         $1,924
 Ratio of Expenses to Average Net Assets       0%**            0%              0%              0%           0%             0%
 Ratio of Net Investment Income to
 Average Net Assets                           1.79%         2.12%          1.53%+           2.49%        2.50%          2.53%
 Turnover Rate                                   2%            7%              7%              6%           1%             2%
-----------------------------------------------------------------------------------------------------------------------------------

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   The average weighted expense ratio of the underlying funds was 0.28%.
+    Annualized.

GENERAL INFORMATION

Each Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in a Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Fund's shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund's shareholders, the Fund may reject such a purchase request.
     If you wish to redeem money from a Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     A Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of a Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
     For certain categories of investors, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Fund's NAV next computed after the order is accepted by an authorized broker or the broker's designee.









The Vanguard Group, Vanguard, Plain Talk, LifeStrategy, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks and bonds.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FUND OF FUNDS
A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.


MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.


PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you'd like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND INSURANCE SERVICES
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file numbers: 811-3919

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P088A 022004

                                     PART B

                            VANGUARD(R) STAR FUNDS
                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 27, 2004


This Statement is not a prospectus but should be read in conjunction with the Trust's current prospectuses (dated February 27, 2004). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447


                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUST...............................................B-1
INVESTMENT POLICIES....................................................B-3
INVESTMENT LIMITATIONS................................................B-25
SHARE PRICE...........................................................B-25
PURCHASE OF SHARES....................................................B-26
REDEMPTION OF SHARES..................................................B-26
MANAGEMENT OF THE FUND................................................B-27
INVESTMENT ADVISORY SERVICES..........................................B-31
PORTFOLIO TRANSACTIONS................................................B-42
PROXY VOTING GUIDELINES...............................................B-43
YIELD AND TOTAL RETURNS...............................................B-47
FINANCIAL STATEMENTS..................................................B-48
APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS.......................B-48


                            DESCRIPTION OF THE TRUST


ORGANIZATION

The Trust was organized as a Pennsylvania business trust in 1983 and was reorganized as a Delaware statutory trust in June 1998. The Trust is registered with the United States Securities and Exchange Commission (the commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, nondiversified management investment company. The Trust currently offers the following funds, each of which has outstanding one class of shares:


                   Vanguard(R) Developed Markets Index Fund

            Vanguard(R) Institutional Developed Markets Index Fund

            Vanguard(R) LifeStrategy(R) Conservative Growth Fund

                     Vanguard(R) LifeStrategy(R) Growth Fund

                     Vanguard(R) LifeStrategy(R) Income Fund

              Vanguard(R) LifeStrategy(R) Moderate Growth Fund

                            Vanguard(R) STAR(TM) Fund

               Vanguard(R) Total International Stock Index Fund

                 (individually, a Fund; collectively, the Funds

 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

 Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.

SERVICE PROVIDERS

 CUSTODIANS. Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109 (for the STAR and Total International Stock Index Funds) and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the Developed Markets Index, Institutional Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, and LifeStrategy Moderate Growth Funds), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

 INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent accountants. The accountants audit the Funds' annual financial statements and provide other related services.

 TRANSFER   AND   DIVIDEND-PAYING   AGENT.  The   Funds'   transfer   agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of each Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; or (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

     CONVERSION RIGHTS. There are no conversion rights associated with the Funds' shares.

     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

 Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.


                               INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus.

80% POLICY. Under normal circumstances, the Developed Markets Index Fund and the Institutional Developed Markets Index Fund will invest at least 80%, and usually all or substantially all, of their net assets in Vanguard European and Pacific Stock Index Funds or other Vanguard funds that use an indexing strategy to invest in developed market stocks. In applying these 80% policies, net assets will include any borrowings for investment purposes.

 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the Investment Company Act of 1940, as amended (the 1940 Act), and by applicable exemptive orders, no-action letters, interpretations, and other pronouncements by the Securities and Exchange Commission and its staff (SEC), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) "covers" the borrowing transaction by maintaining an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction. A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.

 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possible greater than, those associated with traditional convertible securities.

 DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the CPI, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

 DEBT  SECURITIES  --  NON-INVESTMENT-GRADE   SECURITIES.   Non-investment-grade
securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

 DEBT  SECURITIES  -- U.S.  GOVERNMENT  SECURITIES.  The term  "U.S.  Government
Securities" refers to a variety of debt securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

 U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The United States Government, however, does not guarantee the market price of any U.S. Government Securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

 Some of the U.S. Government agencies that issue or guarantee securities include GNMA, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks and the Federal National Mortgage Association.

 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.

 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions
(see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EXCHANGE-TRADED  FUNDS.  A fund may purchase  shares of  exchange-traded  funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid and more volatile than securities of comparable U.S. issuers. In some countries, less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. For foreign securities that are not dollar-denominated, the value of a fund's foreign securities as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss because of a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.


 A fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Institutional Developed Markets Index, Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds (as well as most of their underlying funds) may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." Because the exchange of initial and variation margin payments prior to the settlement date will not represent payment in full for a futures contract, a fund's futures transactions can be considered borrowing transactions. A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. Because the exchange of initial and variation margin payments prior to the expiration date of the option will not represent payment in full for a futures option, a fund's put and call option transactions can be considered borrowing transactions. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is conditionally excluded from the definition of the term a "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.

 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. (See "Debt Securities - U.S. Government Securities" above.)

 Mortgage-backed  securities  may  be  classified  as  private,  government,  or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States, and are issued by companies such as FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. Factors affecting mortgage prepayments include, but are not limited to, the level of interest rates, general economic, social and demographic conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives (and risk characteristics).

 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility.

 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).


 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment grade and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner.

 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.


 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.


 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased for purposes of the 1940 Act. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the board of trustees will monitor a fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts, and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities lent, to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees, and a fund may pay such fees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly  in the  securities  and  other  traditional  investments  that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules

(such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

 VIPER SHARES. VIPER Shares are exchange-traded shares that represent an interest in a portfolio of stocks held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described above under the headings "Exchange-Traded Funds" and "Other Investment Companies."

 WARRANTS. Warrants are instruments which give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed--
delivery, and forward-commitment transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. A Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions.

 COMMODITIES.  A  Fund  may  not  purchase  or  sell  commodities,   except  the
Institutional Developed Markets Index, Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy

Moderate Growth, and Total International Stock Index Funds may invest in futures contracts and options transactions. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

 LOANS. Each Fund may not lend money to any person except by purchasing bonds and other debt securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, or through Vanguard's interfund lending program.

 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 OIL, GAS, MINERALS. Each Fund may not invest in oil, gas, or other mineral exploration or development programs.

 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 PUTS, CALLS. Each Fund may not purchase or sell puts or calls.

 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

 The investment limitations set forth above relate only to the Funds, and may not necessarily apply to the underlying funds in which the Funds invest. Thus, while a Fund may not invest directly in real estate, for example, it may do so indirectly if one of the underlying funds does so.


                                   SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                               PURCHASE OF SHARES


The purchase price of shares of each Fund is the net asset value per share next determined after the purchase request is received in good order, as defined in the Funds' prospectuses. The net asset value per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. An order received before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; an order received after the close of regular trading on the Exchange will be executed at the price computed on the next day the Exchange is open.

 Each Fund reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders, including a purchase by exchange from another Vanguard fund, if management determines such rejection is in the best interest of the Fund, (3) to increase or decrease the minimum amount required to open and maintain an account, without prior notice, (4) to impose a transaction fee on a purchase of the Fund's shares if the purchase, in the opinion of the advisor, would disrupt the efficient management of the Fund, and
(5) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.

To ensure that each Fund continues to operate in the manner set forth in its prospectus, including the desired composition of shareholder investments in the Fund, the officers of the Funds will monitor and report to the trustees the composition of the Funds' shareholder base. The Funds' shares will be marketed to tax-advantaged and other retirement accounts. The officers will recommend to the trustees any action they deem necessary to ensure that investments in the Funds do not become inconsistent with the policies applicable to the Funds. This could include recommendations to limit sales to specific categories of investors or to revise the suitability standards for investors.


                              REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists, as defined by the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit.

 Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 For the Developed Markets, Institutional Developed Markets, and Total International Stock Index Funds, a redemption fee of 2% of the value of shares redeemed will be deducted from the redemption proceeds if shares purchased on or after June 27, 2003, and held for less than two months are redeemed. The fee is withheld from redemption proceeds and retained by each Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by a Fund. In the event of an early redemption due to a shareholder's death, all redemption fees will be waived. In order to substantiate the death, a certified copy of the death certificate must be provided.

 We will always redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, the shares will retain their redemption fee status. If you transfer less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.

 For example, assume that John and Mary Doe hold 200 Fund shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to the redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (or, 12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (or 37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of those shares (or, 37.5 shares) exempt from the redemption fee, and 75% of those shares (or, 112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.

 All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.

 The redemption fee may be waived, in Vanguard's sole discretion, for certain categories of redemptions that do not raise short-term trading concerns. These categories include, but are not limited to, the following:

 1. Redemptions due to the death of a shareholder;

 2. Redemptions within certain institutional retirement or benefit plans for which Vanguard provides specialized recordkeeping or support services;


 3. Redemptions due to required minimum distributions from an IRA or other retirement plan for which Vanguard serves as the trustee or custodian;


 4. Redemptions within certain Vanguard advisory programs;

 5. Redemptions as part of a payment stream within certain annuity programs for which Vanguard provides specialized market or support services; and


 6. Redemptions within certain pension plans as required by law or regulatory authorities.


 INVESTING WITH VANGUARD THROUGH OTHER FIRMS. Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. A customer order that is properly transmitted to a Fund by an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the agent.


                             MANAGEMENT OF THE FUNDS


THE VANGUARD GROUP

GENERAL. Each Fund is member of The Vanguard family of mutual funds, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services at cost to several Vanguard funds; other Vanguard funds are advised by independent advisors unaffiliated with Vanguard.


 Vanguard is jointly owned by all of the Vanguard funds (the member funds) except the Funds within Vanguard STAR Funds and three other funds. Each of the Member funds contributes to Vanguard's capitalization, and pays its share of Vanguard's expenses, pursuant to formulas determined by the Member funds' boards of trustees. The STAR Funds are not Member funds because they contribute to Vanguard's capitalization and expenses indirectly through ownership of certain Vanguard funds. It is possible that, in the future, the Funds may become Member funds, but this will only happen on terms that assure that the Funds will not bear any duplicative capital contribution or expense allocation costs.


 SPECIAL SERVICING AGREEMENT. The Funds and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Funds with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Funds pay Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Funds. The Agreement further provides that the Funds' expenses will be offset, in whole or in part, by reimbursement from Vanguard for (1) contributions made by the Funds to the cost of operating the Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Funds. The Funds' board of trustees believes that the reimbursements to be made by Vanguard to the Funds should be sufficient to offset most or all of the expenses incurred by each Fund. Therefore, the Funds are expected to operate at a very low--or zero--expense ratio.

For the fiscal year ended October 31, 2003, all of the Funds in fact had expense ratios of zero. Of course, there is no guarantee that this will always be the case.


 Although the Funds are expected to operate at a zero expense ratio after reimbursement, they will bear indirectly, as shareholders of the underlying Vanguard funds, the costs associated with operating those funds. As of October 31, 2003, it is estimated that the indirect expense ratios of the Funds was as follows: STAR Fund--0.43%; LifeStrategy Income Fund--0.27%; LifeStrategy Conservative Growth Fund--0.28%; LifeStrategy Moderate Growth Fund--0.28%;
LifeStrategy Growth Fund--0.28%; Total International Stock Index Fund--0.36%; Institutional Developed Markets Index Fund--0.19%; and Developed Markets Index Fund--0.34%.


 CODE OF ETHICS. Vanguard, Vanguard Marketing Corporation, the STAR Funds, and the underlying funds and their advisors have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

OFFICERS AND TRUSTEES

The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.

 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.



                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, YEAR OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John J. Brennan*             Chairman of the          May, 1987              Chairman of the Board, Chief Executive              129
(1954)                       Board, Chief                                    Officer, and Director(Trustee) of The
                             Executive Officer                               Vanguard Group, Inc. and each of the
                             and Trustee                                     investment companies served by The
                                                                             Vanguard Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis             Trustee                  January, 2001          The Partners of '63 (pro bono ventures in           129
(1937)                                                                       education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee
                                                                             of the Whitehead Institute for
                                                                             Biomedical Research.

Rajiv L. Gupta               Trustee                  December, 2001         Chairman and Chief Executive Officer                129

(1945)                                                                       (since October, 1999), Vice Chairman
                                                                             (January-September, 1999), and Vice
                                                                             President (prior to September 1999) of
                                                                             Rohm and Haas Co. (chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication components);
                                                                             Board Member of American Chemistry Council;
                                                                             Trustee of Drexel University.

JoAnn Heffernan Heisen       Trustee                  July, 1998             Vice President, Chief Information Officer, and      129
(1950)                                                                       Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the University
                                                                             Medical Center at Princeton and Women's Research

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, YEAR OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Burton G. Malkiel            Trustee                  May, 1977              Chemical Bank Chairman's Professor of               127
(1932)                                                                       Economics, Princeton University;  Director of
                                                                             Vanguard Investment Series plc (Irish investment
                                                                             (Ireland) Limited (Irish investment managementfirm)
                                                                             since November, 2001, Prudential Insurance Co. of
                                                                             America,  BKF Capital (investment management),
                                                                             The Jeffrey Co. (holding company), and NeuVis, Inc.
                                                                             (software company).

Alfred M. Rankin, Jr.        Trustee                  January, 1993          Chairman, President, Chief Executive                129
(1941)                                                                       Officer, and Director of NACCO Industries,
                                                                             Inc. (forklift trucks/housewares/lignite);
                                                                             Director of Goodrich Corporporation
                                                                             (industrial products/aircraft systems and
                                                                             services).  Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until 1998.

J. Lawrence Wilson           Trustee                  April, 1985            Retired Chairman and Chief Executive                129
(1936)                                                                       Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products),
                                                                             and AmerisourceBergen Corp.
                                                                             (pharmaceutical distribution); Trustee of
                                                                             Vanderbilt University.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*           Secretary                June, 2001             Managing Director and General Counsel               129
(1951)                                                                       of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).

Thomas J. Higgins*           Treasurer                July, 1998             Principal of The Vanguard Group, Inc.;              129
(1957)                                                                       Treasurer of each of the investment
                                                                             companies served by The Vanguard
                                                                             Group, Inc. (since July, 1998).


*Officers of the Fund are "Interested persons" as defined in the 1940 Act.

 The trustees and officers of the Funds will receive no remuneration from the Funds. However, the trustees are also trustees of The Vanguard Group, Inc. (Vanguard) and of the Funds' underlying investment companies. Each Vanguard fund pays its independent trustees an annual fee plus a proportionate share of travel and other expenses incurred in attending board meetings. The officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard fund for its proportionate share of officers' salaries and benefits.


 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: Each Fund's board has the following committees:


- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held five meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2002. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each fund.



                               VANGUARD STAR FUNDS

                                                                     AGGREGATE DOLLAR
                                                     DOLLAR RANGE   RANGE OF VANGUARD
                                                   OF FUND SHARES         FUND SHARES
FUND                           NAME OF TRUSTEE   OWNED BY TRUSTEE    OWNED BY TRUSTEE
----                           ---------------   ----------------   -----------------
VANGUARD DEVELOPED
MARKETS INDEX FUND             John J. Brennan               None       Over $100,000
                              Charles D. Ellis               None       Over $100,000
                                Rajiv L. Gupta      Over $100,000       Over $100,000
                        JoAnn Heffernan Heisen               None       Over $100,000
                             Burton G. Malkiel               None       Over $100,000
                         Alfred M. Rankin, Jr.               None       Over $100,000
                            J. Lawrence Wilson               None       Over $100,000
VANGUARD INSTITUTIONAL
DEVELOPED MARKETS
INDEX FUND                     John J. Brennan               None       Over $100,000
                              Charles D. Ellis               None       Over $100,000
                                Rajiv L. Gupta               None       Over $100,000
                        JoAnn Heffernan Heisen               None       Over $100,000
                             Burton G. Malkiel               None       Over $100,000
                         Alfred M. Rankin, Jr.               None       Over $100,000
                            J. Lawrence Wilson               None       Over $100,000
VANGUARD LIFESTRATEGY
CONSERVATIVE GROWTH
FUND                           John J. Brennan               None       Over $100,000
                              Charles D. Ellis               None       Over $100,000
                                Rajiv L. Gupta               None       Over $100,000
                        JoAnn Heffernan Heisen               None       Over $100,000
                             Burton G. Malkiel               None       Over $100,000
                         Alfred M. Rankin, Jr.               None       Over $100,000
                            J. Lawrence Wilson               None       Over $100,000
VANGUARD LIFESTRATEGY
GROWTH FUND                    John J. Brennan               None       Over $100,000
                              Charles D. Ellis               None       Over $100,000
                                Rajiv L. Gupta               None       Over $100,000
                        JoAnn Heffernan Heisen               None       Over $100,000
                             Burton G. Malkiel               None       Over $100,000
                         Alfred M. Rankin, Jr.               None       Over $100,000
                            J. Lawrence Wilson               None       Over $100,000


                                                                     AGGREGATE DOLLAR
                                                     DOLLAR RANGE   RANGE OF VANGUARD
                                                   OF FUND SHARES         FUND SHARES
FUND                           NAME OF TRUSTEE   OWNED BY TRUSTEE    OWNED BY TRUSTEE
----                           ---------------   ----------------   -----------------
VANGUARD LIFESTRATEGY
INCOME FUND                    John J. Brennan               None       Over $100,000
                              Charles D. Ellis               None       Over $100,000
                                Rajiv L. Gupta               None       Over $100,000
                        JoAnn Heffernan Heisen               None       Over $100,000
                             Burton G. Malkiel               None       Over $100,000
                         Alfred M. Rankin, Jr.               None       Over $100,000
                            J. Lawrence Wilson               None       Over $100,000
VANGUARD LIFESTRATEGY
MODERATE GROWTH FUND           John J. Brennan               None       Over $100,000
                              Charles D. Ellis               None       Over $100,000
                                Rajiv L. Gupta               None       Over $100,000
                        JoAnn Heffernan Heisen               None       Over $100,000
                             Burton G. Malkiel               None       Over $100,000
                         Alfred M. Rankin, Jr.               None       Over $100,000
                            J. Lawrence Wilson               None       Over $100,000
VANGUARD STAR FUND             John J. Brennan               None       Over $100,000
                              Charles D. Ellis               None       Over $100,000
                                Rajiv L. Gupta               None       Over $100,000
                        JoAnn Heffernan Heisen               None       Over $100,000
                             Burton G. Malkiel               None       Over $100,000
                         Alfred M. Rankin, Jr.               None       Over $100,000
                            J. Lawrence Wilson               None       Over $100,000
VANGUARD TOTAL
INTERNATIONAL STOCK
INDEX FUND                     John J. Brennan  $50,001--$100,000       Over $100,000
                              Charles D. Ellis               None       Over $100,000
                                Rajiv L. Gupta               None       Over $100,000
                        JoAnn Heffernan Heisen               None       Over $100,000
                             Burton G. Malkiel               None       Over $100,000
                         Alfred M. Rankin, Jr.               None       Over $100,000
                            J. Lawrence Wilson               None       Over $100,000

                          INVESTMENT ADVISORY SERVICES

The Funds do not employ an investment advisor. The allocation of each Fund's assets among the underlying Vanguard funds is made by officers of the Funds pursuant to instructions of the Funds' board of trustees and in conformity with each Fund's investment objective, strategies, and policies. The Declaration of Trust authorizes the trustees to retain an investment advisor if they determine that such action is in the best interests of the shareholders of each Fund. The trustees have no present intention to retain an investment advisor for any of the Funds. A Fund could not retain an investment advisor without first obtaining shareholder approval.

 The Funds benefit from the investment advisory services provided to the underlying Vanguard funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds' advisory fees. The following is a description of the investment advisory agreements for each underlying Vanguard fund.


                              VANGUARD WINDSOR FUND


Vanguard Windsor Fund employs a multimanager approach, using two primary investment advisors to manage the bulk of its assets and Vanguard's Quantitative Equity Group to manage investments that provide the fund with liquidity.

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP (Wellington Management) manages a portion of the assets of Vanguard Windsor Fund. Windsor Fund pays Wellington Management a basic fee, calculated by applying a quarterly rate, based on the following annual percentage rates, to Windsor Fund's average month-end net assets managed by Wellington Management for the quarter:

            NET ASSETS                                      RATE
            ----------                                      ----
            First $17.5 billion                           0.125%
            Assets in excess of $17.5 billion             0.100%

 The basic fee may be increased or decreased by applying an adjustment formula based on the investment performance of the assets of the fund managed by Wellington Management for the 36 months preceding the end of the quarter relative to the investment record of the Standard and Poor's 500 Composite Stock Price Index (the S&P 500 Index) for the same period.

 During the fiscal years ended October 31, 2001, 2002, and 2003 Windsor Fund incurred the following advisory fees owed to Wellington Management:


                                                2001           2002         2003
                                                ----           ----         ----
      Basic Fee                          $16,311,000    $14,285,000  $12,526,000
      Increase/(Decrease) for
       Performance Adjustment              5,567,000     10,006,000    9,490,000
                                           ---------     ----------  -----------
      Total                              $21,878,000    $24,291,000  $22,016,000



BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

Bernstein Investment Research and Management (Bernstein), a unit of Alliance Capital Management, L.P., manages a portion of the assets of Vanguard Windsor Fund. The fund pays Bernstein a basic fee at the end of each of the fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Bernstein (the Bernstein Portfolio) for the quarter:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $1 billion                            0.15%
                Next $2 billion                             0.14%
                Next $2 billion                             0.12%
                Assets in excess of $5 billion              0.10%


 The basic fee may be increased or decreased by applying an adjustment formula based on the investment performance of the assets of the fund managed by Bernstein for the 36 months preceding the end of the quarter relative to the investment record of the Russell 1000 Value Index for the same period.


 During the fiscal years ended October 31, 2001, 2002 and 2003, Windsor Fund incurred the following advisory fees owed to Bernstein:


                                                2001           2002         2003
                                                ----           ----         ----
      Basic Fee                           $5,899,000     $5,617,000   $5,466,000
      Increase/(Decrease) for
       Performance Adjustment                 42,000      2,561,000    2,694,000
                                              ------      ---------    ---------
      Total                               $5,941,000     $8,178,000   $8,160,000



                           VANGUARD MORGAN GROWTH FUND

Vanguard Morgan Growth Fund employs three separate investment advisors, each of whom manages the investment and reinvestment of a portion of the fund's assets.

WELLINGTON MANAGEMENT COMPANY, LLP


Morgan Growth Fund employs Wellington Management Company, LLP (Wellington Management) under an investment advisory agreement to manage the investment and reinvestment of approximately 37% (as of September 30, 2003) of the fund's assets and to continuously review, supervise, and administer the fund's investment program. Wellington

Management discharges its responsibilities subject to the supervision and oversight of Morgan Growth Fund's officers and trustees.

 Morgan Growth Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $500 million                         0.175%
                Next $500 million                          0.100%
                Assets in excess of $1 billion             0.075%


 The basic fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the fund's assets managed by Wellington Management, over a 36-month period, relative to the investment record of a benchmark index composed of the stocks held in the country's 50 largest growth stock mutual funds (the Russell 3000 Growth Index).


 During the fiscal period ended September 30, 2001, and the fiscal years ended September 30, 2002, and 2003, Morgan Growth Fund incurred the following advisory fees owed to Wellington Management:


                                      NINE MONTHS ENDED
                                          SEP. 30, 2001         2002       2003
                                          -------------         ----       ----
      Basic Fee                              $1,389,000   $1,628,000 $1,459,000
      Increase/(Decrease) for
       Performance Adjustment                   729,000      983,000    334,000
                                                -------      -------    -------
      Total                                  $2,118,000   $2,611,000 $1,883,000



FRANKLIN PORTFOLIO ASSOCIATES, LLC


Morgan Growth Fund employs Franklin Portfolio Associates LLC under an investment advisory agreement to manage the investment and reinvestment of approximately 28% (as of September 30, 2003) of the fund's assets. Franklin Portfolio
Associates discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.


 Morgan Growth Fund pays Franklin Portfolio Associates a basic fee by applying various percentage rates to the average net assets of the fund managed by Franklin Portfolio Associates. The fee schedule is as follows:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $100 million                          0.25%
                Next $200 million                           0.20%
                Next $200 million                           0.15%
                Next $500 million                           0.10%
                Next $4 billion                             0.08%
                Assets in excess of $5 billion              0.06%


 The basic fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of the fund managed by Franklin Portfolio Associates, over a 36-month period, relative to the investment record of the Russell Mid-Cap Growth Index.


 During the fiscal year period ended September 30, 2001, and the fiscal years ended September 30, 2002, and 2003, Morgan Growth Fund incurred the following advisory fees owed to Franklin Portfolio Associates:


                                      NINE MONTHS ENDED
                                          SEP. 30, 2001         2002       2003
                                          -------------         ----       ----
      Basic Fee                              $1,332,000   $1,501,000 $1,379,000
      Increase/(Decrease) for
       Performance Adjustment                (1,224,000)  (1,015,000)  (368,000)
                                             -----------  -----------  ---------
      Total                                    $108,000     $486,000 $1,011,000

VANGUARD'S QUANTITATIVE EQUITY GROUP


Vanguard's Quantitative Equity Group (the Group) provides investment advisory services on an at-cost basis with respect to approximately 30% of Morgan Growth Fund's assets as of September 30, 2003. In addition, the Group manages any investments held by the fund that provide the fund with liquidity (approximately 5% as of September 30, 2003).

 During the fiscal year ended December 31, 2000, the nine-month period ended September 30, 2001, and the fiscal years ended September 30, 2002, and 2003, Morgan Growth Fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $457,000, $433,000, $584,000, and $684,000, respectively.


                  VANGUARD GNMA AND LONG-TERM CORPORATE FUNDS

Wellington Management Company, LLP (Wellington Management) serves as investment advisor to GNMA and Long-Term Corporate Funds. Each of the funds pays Wellington Management an investment advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate to the average month-end net assets of each fund.

                               VANGUARD GNMA FUND

                NET ASSETS                                   RATE
                ----------                                   ----
                First $3 billion                           0.020%
                Next $3 billion                            0.010%
                Assets in excess of $6 billion             0.008%


                        VANGUARD LONG-TERM CORPORATE FUND

                NET ASSETS                                   RATE
                ----------                                   ----
                First $1 billion                           0.040%
                Next $1 billion                            0.030%
                Next $1 billion                            0.020%
                Assets in excess of $3 billion             0.015%


 During the fiscal  years  ended  January 31,  2001,  2002,  and 2003,  GNMA and
Long-Term Corporate Funds paid Wellington Management the following advisory fees:

      FUND                                          2001        2002        2003
      ----                                          ----        ----        ----
      Vanguard GNMA Fund                      $1,460,000  $1,790,000  $2,395,000
      Vanguard Long-Term Corporate Fund          993,000   1,053,000  $1,078,000



                       VANGUARD SHORT-TERM CORPORATE FUND


Vanguard Short-Term Corporate Fund receives its investment advisory services on an "internalized," at-cost basis from an investment management staff employed directly by Vanguard. This staff, Vanguard's Fixed Income Group, is supervised by the officers of the fund. During the fiscal years ended January 31, 2001, 2002, and 2003, the Short-Term Corporate Fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts:
$834,000, $1,027,000, and $1,375,000, respectively.



                               VANGUARD WINDSOR II

Vanguard Windsor II Fund employs a multimanager approach utilizing four investment advisors, each of whom manages the investment and reinvestment of a portion of the fund's assets.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

Windsor II Fund has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) to manage a portion of the fund's equity assets (approximately 62%, as of October 31, 2003). Under this agreement, Barrow, Hanley manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Barrow, Hanley discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

 Windsor II Fund pays Barrow, Hanley a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the fund managed by Barrow, Hanley for the quarter:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $200 million                         0.300%
                Next $300 million                          0.200%
                Next $500 million                          0.150%
                Assets in excess of $1 billion             0.125%


 The basic fee paid to Barrow, Hanley, as provided above, will be increased or decreased by applying a performance adjustment fee based on the investment performance of the assets of the fund managed by Barrow, Hanley over a trailing 36-month period relative to that of the Standard & Poor's 500/Barra Value Index (the Barra Value Index). The Barra Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.


 During the fiscal years ended October 31, 2001, 2002, and 2003, Windsor II Fund incurred the following advisory fees owed to Barrow, Hanley:

                                                   2001         2002       2003
                                                   ----         ----       ----
      Basic Fee                             $20,851,000  $18,824,000 $17,580.000
      Increase/(Decrease) for
        Performance Adjustment               (2,809,000)   3,246,000   4,721,000
                                             -----------   ---------   ---------
      Total                                 $18,042,000  $22,070,000 $22,301,000



EQUINOX CAPITAL MANAGEMENT, INC.


Windsor II Fund has entered into an investment advisory agreement with Equinox Capital Management, Inc. (Equinox) to manage a portion of the fund's equity assets (approximately 15%, as of October 31, 2003). Under this agreement, Equinox manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Equinox discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.


 Windsor II Fund pays Equinox a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of the fund's average month-end net assets managed by Equinox. The fee schedule is as follows:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $400 million                         0.200%
                Next $600 million                          0.150%
                Next $1 billion                            0.125%
                Assets in excess of $2 billion             0.100%


 The basic fee paid to Equinox may be increased or decreased by applying an adjustment formula based on the 36-month investment performance of the fund's assets managed by Equinox relative to the investment record of the Russell 1000 Value Index.


 During the fiscal years ended October 31, 2001, 2002, and 2003, Windsor II Fund incurred the following advisory fees owed to Equinox:


                                                   2001         2002       2003
                                                   ----         ----       ----
      Basic Fee                              $4,509,000   $4,427,000 $4,076,000
      Increase/(Decrease) for
        Performance Adjustment                1,362,000     (887,000)(1,951,000)
                                              ---------     --------- ----------
      Total                                  $5,871,000   $3,540,000  $2,125,000



TUKMAN CAPITAL MANAGEMENT, INC.


Windsor II Fund has entered into an investment advisory agreement with Tukman Capital Management, Inc. (Tukman) to manage a portion of the fund's equity assets (approximately 13%, as of October 31, 2003). Under this agreement,

Tukman manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Tukman discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

 Windsor II Fund pays Tukman a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of Windsor II's average month-end assets managed by Tukman:



                NET ASSETS                                   RATE
                ----------                                   ----
                First $25 million                           0.40%
                Next $125 million                           0.35%
                Next $350 million                           0.25%
                Next $500 million                           0.20%
                Assets in excess of $1 billion              0.15%


 The basic fee paid to Tukman may be increased or decreased by applying a performance adjustment fee based on the 36-month investment performance of the fund's assets managed by Tukman relative to the investment record of the Standard & Poor's 500 Index.


 During the fiscal years ended October 31, 2001, 2002, and 2003, Windsor II Fund incurred the following advisory fees owed to Tukman:


                                                   2001         2002       2003
                                                   ----         ----       ----
      Basic Fee                              $5,956,000   $5,657,000 $5,259,000
      Increase/(Decrease) for
        Performance Adjustment                2,305,000    2,894,000  2,781,000
                                              ---------    ---------  ---------
      Total                                  $8,261,000   $8,551,000 $8,040,000



HOTCHKIS AND WILEY MANAGEMENT, LLC

Vanguard Windsor II Fund has entered into an investment advisory agreement with Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley), to manage a portion of the Fund's assets. Hotchkis and Wiley is a Delaware limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis & Wiley, and Stephens-H&W, a limited liability company whose primary member is Stephens Group Inc., which is a diversified holding company.

 The Windsor II Fund pays Hotchkis & Wiley a basic fee at the end of each fiscal quarter. The basic fee is calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the portion of Vanguard Windsor II Fund's assets managed by Hotchkis & Wiley (the H&W Portfolio), and dividing the result by four:


                NET ASSETS                               ANNUAL RATE
                ----------                               -----------
                First $1.5 billion                            0.150%
                Next $3.5 billion                             0.125%
                Over $5 billion                               0.100%


 The basic fee, as provided above, will be increased or decreased by the amount of a performance fee adjustment. The performance fee adjustment will be calculated as a percentage of the basic fee and will change proportionately with the investment performance of the H&W Portfolio relative to the investment performance of the MSCI US Investable Market 2500 Index (the Index) for the 60-month period ending with the applicable quarter.


VANGUARD'S QUANTITATIVE EQUITY GROUP


Vanguard's Quantitative Equity Group (the Group) provides investment advisory services on an at-cost basis with respect to a portion of Windsor II Fund's assets (approximately 7%, as of October 31, 2003). In addition, the Group manages any investments held by the fund that provide the fund with liquidity (approximately 3%, as of October 31, 2003). The Group also provides investment advisory services to several other Vanguard funds. The Group is supervised by the officers of the fund.

 During the fiscal years ended October 31, 2001, 2002, and 2003, Windsor II Fund incurred expenses for investment advisory services provided by the Group in the following approximate amounts: $525,000, $624,000, and $532,000, respectively.



                             VANGUARD EXPLORER FUND

Vanguard Explorer Fund employs a multimanager approach utilizing five investment advisors, each of whom manages the investment and reinvestment of a portion of the fund's assets.

WELLINGTON MANAGEMENT COMPANY, LLP


Explorer Fund has entered into an advisory agreement with Wellington Management under which Wellington Management manages the investment and reinvestment of a portion of Explorer Fund's assets and continuously reviews, supervises, and administers Explorer Fund's investment program with respect to those assets. As of October 31, 2003, Wellington Management managed approximately 21% of Explorer Fund's equity investments. Wellington Management discharges its responsibilities subject to the supervision and oversight of the officers and trustees of Explorer Fund.


 Explorer Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Explorer Fund's average month-end net assets managed by Wellington Management for the quarter:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $500 million                         0.250%
                Next $250 million                          0.200%
                Next $250 million                          0.150%
                Assets in excess of $1 billion             0.100%


 The basic fee paid to Wellington Management may be increased or decreased by applying a performance adjustment fee based on the 36-month investment performance of the fund's assets managed by Wellington Management relative to the investment performance of the Russell 2500 Growth Index.


 During the fiscal years ended October 31, 2001, 2002, and 2003, Explorer Fund paid Wellington Management the following advisory fees:



                                                   2001         2002       2003
                                                   ----         ----       ----
      Basic Fee                              $2,184,000   $2,206,000 $2,164,000
      Increase/(Decrease) for
        Performance Adjustment                1,070,000    1,094,000  1,110,000
                                              ---------    ---------  ---------
      Total                                  $3,254,000   $3,300,000 $3,274,000



GRANAHAN INVESTMENT MANAGEMENT, INC.


Granahan Investment Management, Inc. (Granahan) has entered into an investment advisory agreement with Explorer Fund, under which Granahan manages the investment and reinvestment of a portion of Explorer Fund's assets and continuously reviews, supervises, and administers Explorer Fund's investment program with respect to those assets. As of October 31, 2003, Granahan managed approximately 26% of Explorer Fund's equity investments. Granahan discharges its responsibilities subject to the supervision and oversight of the officers and trustees of Explorer Fund.



 Explorer Fund pays Granahan a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Explorer Fund's average month-end net assets managed by Granahan for the quarter:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $500 million                         0.300%
                Next $250 million                          0.200%
                Next $250 million                          0.150%
                Assets in excess of $1 billion             0.100%

 The basic fee paid to Granahan may be increased or decreased by applying a performance adjustment fee based on the investment performance of the fund's assets managed by Granahan over a trailing 36-month period relative to that of the Russell 2500 Growth Index for the same period.



 During the fiscal years ended October 31, 2001, 2002, and 2003, Explorer Fund paid Granahan the following advisory fees:


                                                   2001         2002       2003
                                                   ----         ----       ----
      Basic Fee                              $2,836,000   $2,843,000 $2,779,000
      Increase/(Decrease) for
        Performance Adjustment                1,070,000    1,100,000  1,108,000
                                              ---------    ---------  ---------
      Total                                  $3,906,000   $3,943,000 $3,887,000



CHARTWELL INVESTMENT PARTNERS

Explorer Fund has entered into an advisory agreement with Chartwell Investment Partners (Chartwell) under which Chartwell manages the investment and reinvestment of a portion of Explorer Fund's assets and continuously reviews, supervises, and administers Explorer Fund's investment program with respect to those assets. As of October 31, 2003, Chartwell managed approximately 10% of Explorer Fund's equity investments. Chartwell discharges its responsibilities subject to the supervision and oversight of the officers and trustees of Explorer Fund.


 For the services provided by Chartwell under the advisory agreement, Explorer Fund will pay Chartwell a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Explorer Fund managed by Chartwell for the quarter:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $250 million                          0.40%
                Next $250 million                           0.30%
                Assets in excess of $500 million            0.20%


 Effective with the quarter ended July 31, 1998, the basic fee, as provided above, may be increased or decreased by applying a performance adjustment fee based on the 36-month investment performance of the assets of Explorer Fund managed by Chartwell relative to the investment performance of the Russell 2500 Growth Index for the same period.



 For the fiscal years ended October 31, 2001, 2002, and 2003, Explorer Fund paid Chartwell the following advisory fees:


                                                   2001         2002       2003
                                                   ----         ----       ----
      Basic Fee                              $1,405,000   $1,282,000 $1,576,000
      Increase/(Decrease) for
        Performance Adjustment                  288,000      290,000     35,000
                                                -------      -------     ------
      Total                                  $1,693,000   $1,572,000 $1,611,000



GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC


Explorer Fund also employs Grantham, Mayo, Van Otterloo & Co. LLC (GMO) under an investment advisory agreement to manage the investment and reinvestment of a portion of the fund's assets and continuously review, supervise, and administer Explorer Fund's investment program with respect to those assets. As of October 31, 2003, GMO managed approximately 21% of Explorer Fund's equity investments. GMO discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.


 For the services provided by GMO under the advisory agreement, Explorer Fund will pay GMO a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Explorer Fund managed by GMO for the quarter:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $500 million                         0.275%
                Next $500 million                          0.225%
                Assets in excess of $1 billion             0.200%

 The basic fee paid to GMO may be increased or decreased by applying a performance adjustment fee based on the investment performance of the fund's assets managed by GMO over a trailing 36 month period relative to that of the Russell 2500 Growth for the same period.



 During the fiscal year ended October 31, 2001, 2002, and 2003, the Explorer Fund incurred the following advisory fees owed to GMO:


                                                   2001         2002       2003
                                                   ----         ----       ----
      Basic Fee                              $1,381,000    1,850,000 $2,196,000
      Increase/(Decrease) for
        Performance Adjustment                  200,000      567,000    928,000
                                                -------      -------    -------
      Total                                  $1,581,000   $2,417,000 $3,124,000



THE VANGUARD GROUP, INC.


Vanguard's Quantitative Equity Group provides investment advisory services on an at-cost basis with respect to approximately 16% (as of October 31, 2003) of Explorer Fund's assets, and any investments held by the fund that provide the fund with liquidity (approximately 6%, as of October 31, 2003). Vanguard's Quantitative Equity Group is supervised by the officers of the fund.

 For the fiscal years ended October 31, 2001, 2002, and 2003, the fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $175,000, $443,000, and $532,000, respectively.



                           VANGUARD U.S. GROWTH FUND

Vanguard U.S. Growth Fund entered into an investment advisory agreement with Alliance Capital Management L.P. (Alliance) under which Alliance manages the investment and reinvestment of the fund's assets and continuously reviews, supervises, and administers the fund. Alliance discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund. Under this agreement the fund pays Alliance an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate of 0.12%, to the fund's average month-end net assets for the quarter.

 The basic fee paid to Alliance may be increased or decreased by applying a performance adjustment fee based on the investment performance of the fund's portfolio over a trailing 36 month period relative to that of the Russell 1000 Growth Index for the same period.

 Please note that Alliance became the fund's investment advisor on June 22, 2001. Prior to June 22, 2001, the fund employed Lincoln Capital Management Company (Lincoln) as its investment advisor. For the fiscal years ended August 31, 2001, 2002, and 2003, the U.S. Growth Fund incurred advisory fees of $16,765,000, $11,597,000, and $9,035,000, (before a performance-based decrease of $1,362,000), respectively.


                             VANGUARD PRIMECAP FUND

Vanguard PRIMECAP Fund employs PRIMECAP Management Company (PRIMECAP) under an investment advisory agreement to manage the investment and reinvestment of the assets of the fund and to continuously review, supervise, and administer the fund's investment program. PRIMECAP discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

 The fund pays PRIMECAP an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $50 million                          0.500%
                Next $200 million                          0.450%
                Next $250 million                          0.375%
                Next $1,750 million                        0.250%
                Next $2,750 million                        0.200%
                Next $5 billion                            0.175%
                Assets in excess of $10 billion            0.150%

 During the fiscal period January 1 through August 31, 2001, and the fiscal years ended August 31, 2002, and 2003, the PRIMECAP Fund incurred investment advisory fees of approximately $24,289,000, $31,593,000, and $28,933,000, respectively.



                        VANGUARD PRIME MONEY MARKET FUND

Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to Vanguard Prime Money Market Fund.


 During the fiscal year period December 1, 2000, through August 31, 2001, and the fiscal years ended August 31, 2002, and 2003, Vanguard Prime Money Market Fund's share of Vanguard's investment advisory expenses totaled approximately $4,977,000, $7,141,000, and $7,768,000, respectively.



                         VANGUARD ASSET ALLOCATION FUND

Vanguard Asset Allocation Fund employs Mellon Capital Management Corporation (Mellon), under an investment advisory agreement to manage the investment and reinvestment of the assets of the fund and to continuously review, supervise, and administer the fund's investment program. Mellon discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

 Asset Allocation Fund pays Mellon a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $100 million                         0.200%
                Next $900 million                          0.150%
                Next $500 million                          0.125%
                Assets in excess of $1.5 billion           0.100%


 This fee may be increased or decreased by applying an adjustment formula based on the cumulative investment performance of the fund's portfolio for the 36 months preceding the end of the quarter relative to the investment record of a Combined Index for the same period. The Combined Index is comprised of the Standard & Poor's 500 Index (65% of the Combined Index) and the Lehman Brothers Long-Term U.S. Treasury Index (35% of the Combined Index).


 During the fiscal years ended September 30, 2001, 2002, and 2003, the Asset Allocation Fund incurred investment advisory fees as follows:


                                                   2001         2002       2003
                                                   ----         ----       ----
      Basic Fee                              $9,306,000   $8,721,000 $8,106,000
      Increase/(Decrease) for
        Performance Adjustment                        0   (1,048,000)         0
                                                      -   -----------         -
      Total                                  $9,306,000   $7,673,000 $8,106,000




                       VANGUARD INTERNATIONAL GROWTH FUND

Vanguard International Growth Fund employs a multimanager approach utilizing two investment advisors, each of whom manages the investment and reinvestment of a portion of the fund's assets. Effective February 6, 2003, Baillie Gifford Overseas Ltd, a wholly-owned subsidiary of Baillie Gifford & Co., began managing a portion of Vanguard International Growth Fund's assets, bringing the fund's number of advisors to two. Baillie Gifford and the fund's continuing investment advisor, Schroder Investment Management North America Inc., each will independently select and maintain a portfolio of common stocks for the fund. The fund's board of trustees will decide the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

SCHRODER INVESTMENT NORTH AMERICA INC.


International Growth Fund has entered into an investment advisory agreement with Schroder Investment Management Inc. to manage a portion of the fund's assets. Under this agreement, Schroder manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. As of August 31, 2003, Schroder managed approximately 78% of International

Growth Fund's assets. Schroder discharges its responsibility subject to the supervision and oversight of the officers and trustees of the fund.


 International Growth Fund pays Schroder a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of International Growth's average month-end net assets managed by Schroder, subject to certain transition rules:


                NET ASSETS                                   RATE
                ----------                                   ----
                First $50 million                           .350%
                Next $950 million                           .175%
                Over $1 billion                             .125%


 The basic fee paid to Schroder may be increased or decreased by applying a performance adjustment fee based on the 36-month investment performance of the fund's assets managed by Schroder relative to the record of the MSCI EAFE Index for the same period.



 During the fiscal years ended August 31, 2001, 2002, and 2003, the Fund incurred the following advisory fees to Schroder:


                                                   2001         2002       2003
                                                   ----         ----       ----
      Basic Fee                             $10,815,000   $8,751,000 $7,728,000
      Increase/(Decrease) for
        Performance Adjustment                  563,000    1,642,000    526,000
                                                -------    ---------    -------
      Total                                 $11,378,000  $10,393,000 $8,254,000



     SUB-ADVISOR - SCHRODER INVESTMENT NORTH AMERICA LIMITED. The Fund has entered into a sub-advisory agreement with Schroder and Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the Fund.

 Under the terms of the sub-advisory agreement for the Fund, Schroder pays Schroder Limited advisory fees equal to 25% of the advisory fee actually paid to Schroder under its investment advisory agreement with the Fund. The sub-advisory arrangement is effective on or about April 1, 2003.


BAILLIE GIFFORD OVERSEAS LTD

International Growth Fund has entered into an investment advisory agreement with Baillie Gifford Overseas Limited. to manage a portion of the fund's assets. Under this agreement, Baillie Gifford manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. As of August 31, 2003, Baillie Gifford managed approximately 20% of International Growth Fund's investments. Baille Gifford discharges its responsibility subject to the supervision and oversight of the officers and trustees of the fund.

     International Growth Fund pays Baillie Gifford a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of International Growth's average month-end net assets managed by Baillie Gifford, subject to certain transition rules:


                NET ASSETS                                   RATE
                ----------                                   ----
                On the first $1.5 billion                   .150%
                On the Next $2.0 billion                    .125%
                On assets over $3.5 billion                0.100%


     The basic fee paid to Baillie Gifford may be increased or decreased by applying a performance adjustment fee based on the 36-month investment performance of the fund's assets managed by Baillie Gifford relative to the record of the MSCI EAFE Index for the same period.


     During the period ended August 31, 2003, International Growth Fund incurred expenses for advisory services owed to Baillie Gifford for approximately $xxx.

                        VANGUARD INTERNATIONAL VALUE FUND

Vanguard  International  Value Fund employs  Hansberger Global  Investors,  Inc.
(HGI), a wholly-owned subsidiary of Hansberger Group, Inc., under an investment advisory agreement dated July 31, 2000 to manage the investment and reinvestment of the fund's assets. HGI discharges its responsibilities subject to the supervision and oversight of the fund's officers and board of trustees, and in conformance with the fund's stated investment objective and policies.

 As compensation for the investment advisory services rendered by HGI, the fund pays HGI quarterly a basic fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the fund for the quarter.


                NET ASSETS                                   RATE
                ----------                                   ----
                First $50 million                          0.475%
                Next $450 million                          0.150%
                Next $500 million                          0.120%
                Assets in excess of $1 billion             0.110%


 The basic fee is increased or decreased by applying a performance fee adjustment reflecting the investment performance of the fund relative to the return of the MSCI EAFE Index over a 36-month period ending with the then-ended quarter.


     During the fiscal period January 1,2001 through October 31, 2001, and the fiscal years ended October 31, 2002, and 2003, the International Value Fund paid HGI advisory fees totaling $887,000, before a performance-based increase of $60,000, $1,459,000, before a performance-based increase of $314,000, and $1,725,000, before a performance-based increase of $497,000, respectfully.



  VANGUARD TOTAL STOCK MARKET INDEX FUND, VANGUARD EUROPEAN STOCK INDEX FUND,
                       VANGUARD PACIFIC STOCK INDEX FUND,
               AND VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND

Vanguard Total Stock Market, European Stock, and Pacific Stock Index Funds receive their investment advisory services on an at-cost basis from Vanguard's Quantitative Equity Group. Vanguard Total International Stock Index Fund invests solely in other Vanguard funds and therefore does not employ an investment advisor or pay advisory fees. However, Total International Stock Index Fund benefits from the investment advisory services provided by Vanguard to the underlying funds in which it invests.


 During the fiscal period January 1 through October 31, 2001, and the fiscal years ended October 31, 2002, and 2003, the funds incurred expenses for investment advisory services of approximately the following amounts:

                                           TEN MONTHS ENDED
   FUND                                       OCT. 31, 2001      2002       2003
   ----                                       -------------      ----       ----
   Vanguard European Stock Index Fund               $43,000   $99,000   $108,000
   Vanguard Pacific Stock Index Fund                 43,000    99,000    108,000
   Vanguard Emerging Markets Stock Index Fund        42,000    99,000    108,000

 During the fiscal years ended December 31, 2001, 2002, and 2003, the Total Stock Market Index Fund incurred expenses for investment advisory services of approximately the following amounts:

        FUND                                           2001      2002       2003
        ----                                           ----      ----       ----
        Vanguard Total Stock Market Index Fund     $181,000  $144,000   $113,000


 For more information on: (1) an underlying Vanguard fund's investment advisor; or (2) the process through which each underlying fund's Board of Trustees approves an investment advisory agreement, please see the underlying Vanguard fund's prospectus and statements of additional information.


                             PORTFOLIO TRANSACTIONS

 Each Fund will purchase and sell the principal portion of its Fund securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer-the underlying funds. As such, the Funds incur no brokerage commissions.

                             PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments-and those of our fund shareholders-over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the fiduciaries who serve on the Proxy Oversight Committee and are accountable to the fund's board of trustees.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating and Audit committees, based on standards adopted by the New York Stock Exchange. In any instance in which a director is not categorically independent based on NYSE standards, the basis for the independence determination should be clearly explained in the proxy statement.

 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL                                         FACTORS AGAINST APPROVAL
--------------------                                         ------------------------
Nominated slate results in board comprised of a majority of  Nominated slate results in board comprised of a majority of non-
independent directors.                                       independent directors.

All members of Audit, Nominating, and Compensation           Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.                    independent members.

                                                             Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                             Actions of committee(s)on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

  The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                          FACTORS AGAINST APPROVAL
--------------------                                          ------------------------
Company requires senior executives to hold a minimum          Total potential dilution (including all stock-based plans) exceeds 15%
amount of company stock (frequently expressed as a multiple   of share outstanding.
of salary).

Company requires stock acquired through option exercise to    Annual option grants (for the past year and the past three years) have
be held for a certain period of time.                         exceeded 2% of shares outstanding.

Compensation program includes performance-vesting             Plan permits repricing or replacement of options without shareholder
awards, indexed options or other performance-linked grants.   approval.

Concentration of option grants to senior executives is        Plan permits issuance of options with exercise prices below the
limited (indicating that the plan is very broad-based).       grant date market value of the company's stock.


Stock-based compensation is clearly used as a substitute for  Plan provides for the issuance of reload options.
cash in delivering market-competitive total pay.
                                                              Plan contains automatic share replenishment (evergreen)feature.


B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the Internal Revenue Code, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                                          FACTORS AGAINST APPROVAL
--------------------                                          ------------------------
Plan is relatively short-term (3-5years).                     Plan is long term (>5 years).

Plan requires shareholder approvalfor renewal.                Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of independent        Ownership trigger is less than 15%.
directors at least every three years (so-called
TIDE provisions).
                                                              Classified board.
Plan includes permitted bid/qualified offer feature
(chewable pill) that mandates shareholder vote in             Board with limited independence.
certain situations.

Ownership trigger is reasonable (15-20%).

Highly independent, non-classified board.


B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.


VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


VIII. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

     Beginning August 31, 2004, you may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.


                             YIELD AND TOTAL RETURNS


The annualized yields of each Fund for the 30-day period ended October 31, 2003, are set forth below:


FUND                                                                      YIELD
----                                                                      -----
Vanguard LifeStrategy Conservative Growth Fund                            2.66%
Vanguard LifeStrategy Growth Fund                                         1.64%
Vanguard LifeStrategy Income Fund                                         3.20%
Vanguard LifeStrategy Moderate Growth Fund                                2.17%
Vanguard STAR Fund                                                        2.36%


 The average annual total returns (both before and after taxes) of each Fund for the one-, five-, and ten-year periods (or since inception) ended October 31, 2003, are set forth below:


                                                                 1 YEAR ENDED            5 YEARS ENDED            10 YEARS ENDED
       INVESTOR SHARES                                            10/31/2003              10/31/2003                10/31/2003
       ---------------                                            ----------           (OR SINCE INCEPTION)     (OR SINCE INCEPTION)
                                                                                       --------------------     --------------------
VANGUARD DEVELOPED MARKETS INDEX FUND
(Inception May 8, 2000)
 Return Before Taxes                                                    27.06%                    -7.50%                  N/A
 Return After Taxes on Distributions                                    26.06                     -8.06                   N/A
 Return After Taxes on Distributions and Sale of Fund Shares            17.37                     -6.62                   N/A
VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
(Inception June 1, 2000)
 Return Before Taxes                                                    27.13%                    -7.76%                  N/A
 Return After Taxes on Distributions                                    26.04                     -8.37                   N/A
 Return After Taxes on Distributions and Sale of Fund Shares            17.39                     -6.86                   N/A
VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND
(Inception September 30, 1994)
 Return Before Taxes                                                    13.99%                     4.54%                 9.07%
 Return After Taxes on Distributions                                    12.76                      2.72                  7.10
 Return After Taxes on Distributions and Sale of Fund Shares             8.99                      2.76                  6.67
VANGUARD LIFESTRATEGY GROWTH FUND
(Inception September 30, 1994)
 Return Before Taxes                                                    22.12%                     2.56%                 9.52%
 Return After Taxes on Distributions                                    21.28                      1.50                  8.27
 Return After Taxes on Distributions and Sale of Fund Shares            14.26                      1.56                  7.61
VANGUARD LIFESTRATEGY INCOME FUND
(Inception September 30, 1994)
 Return Before Taxes                                                     9.95%                     5.30%                 8.79%
 Return After Taxes on Distributions                                     8.55                      3.17                  6.53
 Return After Taxes on Distributions and Sale of Fund Shares             6.38                      3.20                  6.20

                                                                 1 YEAR ENDED            5 YEARS ENDED            10 YEARS ENDED
       INVESTOR SHARES                                            10/31/2003              10/31/2003                10/31/2003
       ---------------                                            ----------           (OR SINCE INCEPTION)     (OR SINCE INCEPTION)
                                                                                       --------------------     --------------------
VANGUARD LIFESTRATEGY MODERATE GROWTH FUND
(Inception September 30, 1994)
 Return Before Taxes                                                    18.06%                     3.66%                 9.44%
 Return After Taxes on Distributions                                    16.94                      2.23                  7.87
 Return After Taxes on Distributions and Sale of Fund Shares            11.60                      2.26                  7.31
VANGUARD STAR FUND
(Inception March 29, 1985)
 Return Before Taxes                                                    18.96%                     6.05%                 9.85%
 Return After Taxes on Distributions                                    17.73                      3.72                  7.23
 Return After Taxes on Distributions and Sale of Fund Shares            12.17                      3.95                  7.06
VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND
(Inception April 29, 1996)
 Return Before Taxes                                                    28.94%                     0.60%                 1.19%
 Return After Taxes on Distributions                                    27.93                     -0.12                  0.52
 Return After Taxes on Distributions and Sale of Fund Shares            18.59                      0.08                  0.61


                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended October 31, 2003, appearing in the Funds' 2003 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.



               APPENDIX A--DESCRIPTION OF SECURITIES AND RATINGS

THE FOLLOWING ARE EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC.'S DESCRIPTION OF ITS FOUR HIGHEST PREFERRED BOND RATINGS:

 AAA--Judged to be of the best quality. They carry the smallest degree of investment risk.

 AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.

 A--Possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations."

 BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

THE FOLLOWING ARE EXCERPTS FROM STANDARD & POOR'S CORPORATION DESCRIPTION OF ITS FOUR HIGHEST BOND RATINGS:

 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

 AA--Also qualify as high-grade obligations. They have a strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.


                                LEGAL DISCLAIMERS

(THE FOLLOWING APPLIES TO THE EUROPEAN AND PACIFIC STOCK INDEX FUNDS)
 -------------------------------------------------------------------
EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESEFUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

                                                                   SAI056 022004

                                     PART B

                 VANGUARD/(R)/ INTERNATIONAL EQUITY INDEX FUNDS
                                  (THE TRUST)

                      STATEMENT OF ADDITIONAL INFORMATION


                               FEBRUARY 27, 2004


This Statement is not a prospectus but should be read in conjunction with the Trust's current prospectuses (dated February 27, 2004). To obtain, without charge, a prospectus or\\ \\the most recent Annual Report to Shareholders, which contains the Trust's financial statements as hereby incorporated by reference, please call:



                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-16
SHARE PRICE...........................................................B-17
PURCHASE OF SHARES....................................................B-17
REDEMPTION OF SHARES..................................................B-17

MANAGEMENT OF THE FUNDS...............................................B-18
INVESTMENT ADVISORY SERVICES..........................................B-23
PORTFOLIO TRANSACTIONS................................................B-25
PROXY VOTING GUIDELINES...............................................B-25
TOTAL RETURNS.........................................................B-30
FINANCIAL STATEMENTS..................................................B-31
LEGAL DISCLAIMER......................................................B-31


                            DESCRIPTION OF THE TRUST


ORGANIZATION


The Trust was organized as a Maryland corporation in 1989, and was reorganized as a Delaware statutory trust in July 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard International Equity Index Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, non-diversified management investment company. It currently offers the following funds and classes of shares:



                                                SHARE CLASSES
                                                -------------

 FUND                                           INVESTOR  ADMIRAL  INSTITUTIONAL
 ----                                          ---------------------------------
 Vanguard/(R)/ European Stock Index Fund             Yes      Yes            Yes
 Vanguard/(R)/ Pacific Stock Index Fund              Yes      Yes            Yes
 Vanguard/(R)/ Emerging Markets Stock Index Fund     Yes       No            Yes

             (individually, a Fund; collectively, the Funds)


     The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.


     Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.

SERVICE PROVIDERS


     CUSTODIAN.  Brown  Brothers  Harriman & Co., 40 Water  Street,  Boston,  MA
02109, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent accountants. They audit the Funds' annualfinancial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; or (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


     LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of each Fund.


     CONVERSION RIGHTS. Shareholders of each Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.


     REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUND


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

     Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.



                              INVESTMENT POLICIES


Some of the investment policies described below and in each Funds' prospectuses set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


     The following policies and explanations supplement each Fund's investment objective and policies set forth in the Funds' prospectuses.


     80% POLICY. Under normal circumstances, the European Stock Index, Pacific Stock Index, and Emerging Markets Stock Index Funds will invest at least 80% of their assets in the types of stocks connoted by their respective names. In applying these 80% policies, assets will include net assets and any borrowings for investment purposes.


     BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the Investment Company Act of 1940, as amended (1940 Act), and by applicable exemptive orders, no-action letters, interpretations, and other pronouncements by the Securities and Exchange Commission and its staff (SEC), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll
transactions,    selling    securities    short    (other   than   short   sales
"against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below.) A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) "covers" the borrowing transaction by maintaining an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction. A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.


     COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


     CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.



     The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.
     While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possible greater than, those associated with traditional convertible securities.

     DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions
(see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


     Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     EXCHANGE-TRADED  FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers"(which are tied to large decreases in stock prices) halts stock trading generally.

     FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in U.S. companies or governments.
     Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.
     The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

     FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. For foreign securities that are not dollar-denominated, the value of a fund's foreign securities as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. In an index fund, the intent is to maintain exposure to foreign currencies to the same extent that the fund's assets are held in securities denominated in those currencies. A fund may enter into foreign currency contracts when it trades foreign stocks in order to avoid any gain or loss on the currency during the settlement period. A fund also may enter into foreign currency transactions to provide the appropriate currency exposure to offset an amount related to an open futures contract. A fund will not speculate in foreign currency exchange.
     A fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
     By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


     A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

     A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

     The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

     FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism) more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." Because the exchange of initial and variation margin payments prior to the settlement date will not represent payment in full for a futures contract, a fund's futures transactions can be considered borrowing transactions. A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."
     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. Because the exchange of initial and variation margin payments prior to the expiration date of the option will not represent payment in full for a futures option, a fund's put and call option transactions can be considered borrowing transactions. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


     Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.



     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.
     A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.


     OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.



     The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.
     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.


     PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


     REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased for purposes of the 1940 Act. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the board of trustees will monitor a fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts, and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


     SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities lent, to market appreciation or depreciation.


     The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees, and a fund may pay such fees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.


     SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.



     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly  in the  securities  and  other  traditional  investments  that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.


     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.



     Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules

(such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


     TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


     TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.


     WARRANTS. Warrants are instruments which give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


     WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


INVESTMENT POLICIES RELATING TO THE SALE OF INVESTOR SHARES OF THE FUND IN JAPAN. Each Fund may not borrow money except for temporary or emergency purposes in an amount not exceeding 10% of the Fund's net assets. Each Fund may borrow money through banks or Vanguard's interfund lending program only and must comply with all regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowing exceed 5% of net assets.

                             INVESTMENT LIMITATIONS


Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.
     Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

     ASSESSABLE SECURITIES. Each Fund may not invest in assessable securities or securities involving unlimited liability on the part of the holders thereof.


     BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.


     COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.


     DIVERSIFICATION. Each Fund will limit the aggregate value of all holdings (except U.S.Government and cash items, as defined under subchapter M of the Internal Revenue Code (the Code)), each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, the Fund will limit the aggregate value of holdings of a single issuer (except the U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets.


     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


     INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.


     LOANS. Each Fund may not lend money to any person except by purchasing fixed-income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.


     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


     OIL, GAS, MINERALS. Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.


     PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.


None of these limitations prevents a Fund from having an ownership interest in The Vanguard Group. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.



     Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                                  SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.



                               PURCHASE OF SHARES


     The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Funds' prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. An order received before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; an order received after the close of regular trading on the Exchange will be executed at the price computed on the next day the Exchange is open. Each Fund reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders, including a purchase by exchange from another Vanguard fund, if management determines such rejection is in the best interests of the Fund, (3) to increase or decrease the minimum amount required to open and maintain an account, without prior notice, (4) to impose a transaction fee on a purchase of the Fund's shares if the purchase, in the opinion of the advisor, would disrupt the efficient management of the Fund, and (5) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.

     The European Stock Index and Pacific stock Index Funds do not charge purchase fees. The Emerging Markets Stock Index Fund charges a 0.5% purchase fee. The purchase fee is paid to the Fund to reimburse it for the transaction costs incurred from purchasing securities. The fee is deducted from all purchases, including exchanges from other Vanguard funds, but not from reinvested dividends and capital gains.


                            REDEMPTION OF SHARES



Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists, as defined by the Commission, as a result of which it is not reasonable practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit.


     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lessor of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     There is a 0.5% redemption fee charged for redemptions from the Emerging Markets Index Fund's Investor and Institutional Shares. For each Fund's Investor, Admiral, and Institutional Shares, a redemption fee of 2% of the value of shares redeemed will be deducted from the redemption proceeds for shares purchased on or after June 27, 2003, and held for less than two months. For the Emerging Markets Index Fund, shares redeemed within two months of purchase are subject to the 2% redemption fee, but not the 0.5% redemption fee. Shares held for two months or more from the date of purchase are not subject to the 2% redemption fee, but are subject to the 0.5% redemption fee. The redemption fee is paid to the Fund to reimburse the Fund for transaction costs it incurs while liquidating securities in order to meet funds redemptions.

     The fee, which does not apply to any shares purchased though reinvested dividends or capital gains distributions, is withheld from redemption proceeds and retained by the Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds. In the event of an early redemption due to a shareholder's death, all redemption fees will be waived. In order to substantiate the death, a certified copy of the death certificate must be provided.

     We will always redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, the shares will retain their redemption fee status. If you transfer less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.

     For example, assume that John and Mary Doe hold 200 Fund shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to the redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (or, 12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (or 37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of those shares (or, 37.5 shares) exempt from the redemption fee, and 75% of those shares (or, 112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.

     All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.


     The redemption fee may be waived, in Vanguard's sole discretion, for certain categories of redemptions that do not raise short-term trading concerns. These categories include, but are not limited to, the following:

-    Redemptions due to the death of a shareholder;

- Redemptions within certain institutional retirement or benefit plans for which Vanguard provides specialized recordkeeping or support services;

- Redemptions due to required minimum distributions from and IRA or other retirement plan for which Vanguard serves as the trustee or custodian;

-    Redemptions within certain Vanguard advisory programs;

- Redemptions as part of a payment stream within certain annuity programs for which Vanguard provides specialized market or support services; and

- Redemptions within certain pension plans as required by law or regulatory authorities.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


     INVESTING WITH VANGUARD THROUGH OTHER FIRMS. The Funds have authorized certain agents to accept on their behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. A customer order that is properly transmitted to a Fund by an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the agent.



                            MANAGEMENT OF THE FUNDS


THE VANGUARD GROUP


Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     The funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external advisor for the funds.

     Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard Funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of October 31, 2003, each Fund had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $1,684,000, which represented 1.68% of Vanguard's capitalization.


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies that will become members of Vanguard. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no funds aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal period January 1, 2001 through October 31, 2001, and the fiscal years ended October 31, 2002, and 2003, the Funds incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses:




                                       FISCAL
                                       PERIOD      FISCAL YEAR    FISCAL YEAR
                                    JAN. 1 TO           ENDED           ENDED
    FUND                        OCT. 31, 2001   OCT. 31, 2002   OCT. 31, 2003
   ------                        -------------  --------------   ------------
    European Stock Index Fund     $10,409,000      $12,377,000    $12,930,000
    Pacific Stock Index Fund        4,640,000        5,071,000      5,972,000
    Emerging Markets Stock          2,998,000        3,160,000      3,378,000
    Index Fund

OFFICERS AND TRUSTEES


The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.



                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         President, Chairman      May 1987        President, Chairman of the Board, Chief Executive             129
(1954)                   of the Board, Chief                      Officer, and Director (Trustee) of The
                         Executive Officer,                       Vanguard Group, Inc. and each of the
                         and Trustee                              investment companies served by The
                                                                  Vanguard Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        The Partners of '63 (pro bono ventures in                     129
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer (since                   129
(1945)                                                            October 1999), Vice Chairman (January-
                                                                  September 1999), and Vice President (prior to
                                                                  September 1999) of Rohm and Haas Co.
                                                                  (chemicals); Director of Technitrol, Inc.
                                                                  (electronic components) and Agere Systems
                                                                  (communication components); Board
                                                                  Member of American Chemistry Council;
                                                                  Trustee of Drexel University.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                129
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/
                                                                  consumer products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Burton G. Malkiel        Trustee              May 1977            Chemical Bank Chairman's Professor of                         127
(1932)                                                            Economics, Princeton University; Director of
                                                                  Vanguard Investment Series plc (Irish
                                                                  investment fund) since November 2001,
                                                                  Vanguard Group (Ireland) Limited (investment
                                                                  management) since November 2001,
                                                                  Prudential Insurance Co. of America, BKF
                                                                  Capital (investment management), The
                                                                  Jeffrey Co. (holding company), and NeuVis,
                                                                  Inc. (software company).

 *Officers of the Fund are "Interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------

Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 129
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of the
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  129
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), The Mead
                                                                  Corp. (paper products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University.

-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*       Secretary            June 2001           Managing Director and General Counsel of                      129
(1951)                                                            The Vanguard Group, Inc. (since September
                                                                  1997); Secretary of The Vanguard Group, Inc.
                                                                  and of each of the investment companies
                                                                  served by The Vanguard Group, Inc. (since
                                                                  June 2001); Principal of The Vanguard Group,
                                                                  Inc. (prior to September 1997).

Thomas J. Higgins*       Treasurer            July 1998           Principal of The Vanguard Group, Inc.;                        129
(1957)                                                            Treasurer of each of the investment
                                                                  companies served by The Vanguard Group,
                                                                  Inc. (since July 1998).

*Officers of the Funds are "Interested Persons" as defined in the 1940 Act.



     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.


     Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held five meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.



     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2002. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each fund.


                 VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

                                                                     DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
NAME OF FUND                                 NAME OF TRUSTEE           FUND SHARES       VANGUARD FUND SHARES
                                                                     OWNED BY TRUSTEE      OWNED BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
EUROPEAN STOCK INDEX FUND                    John J. Brennan          Over $100,000          Over $100,000
                                             Charles D. Ellis              None              Over $100,000
                                             Rajiv L. Gupta                None              Over $100,000
                                             JoAnn Heffernan Heisen        None              Over $100,000
                                             Burton G. Malkiel        Over $100,000          Over $100,000
                                             Alfred M. Rankin, Jr.         None              Over $100,000
                                             J. Lawrence Wilson       Over $100,000          Over $100,000


PACIFIC STOCK INDEX FUND                     John J. Brennan          Over $100,000          Over $100,000
                                             Charles D. Ellis              None              Over $100,000
                                             Rajiv L. Gupta                None              Over $100,000
                                             JoAnn Heffernan Heisen        None              Over $100,000
                                             Burton G. Malkiel       $10,001-$50,000         Over $100,000
                                             Alfred M. Rankin, Jr.         None              Over $100,000
                                             J. Lawrence Wilson            None              Over $100,000


EMERGING MARKETS STOCK INDEX FUND            John J. Brennan          Over $100,000          Over $100,000
                                             Charles D. Ellis              None              Over $100,000
                                             Rajiv L. Gupta                None              Over $100,000
                                             JoAnn Heffernan Heisen        None              Over $100,000
                                             Burton G. Malkiel             None              Over $100,000
                                             Alfred M. Rankin, Jr.         None              Over $100,000
                                             J. Lawrence Wilson       Over $100,000          Over $100,000



TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds (with one exceptions, which is noted in the table on page B-20), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.



     INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                   VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
                               COMPENSATION TABLE




                                               PENSION OR RETIREMENT
                              AGGREGATE           BENEFITS ACCRUED         ACCRUED ANNUAL       TOTAL COMPENSATION
                           COMPENSATION FROM      AS PART OF THESE      RETIREMENT BENEFITS      FROM ALL VANGUARD
TRUSTEE                     THESE FUNDS(1)       FUNDS' EXPENSES(1)    AT JANUARY 1, 2003(2)  FUNDS PAID TO TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------
John J. Brennan.                 None                   None                    None                      None
Charles D. Ellis               $1,695                   None                    None                  $111,000
Rajiv L. Gupta                  1,695                   None                    None                   111,000
JoAnn Heffernan Heisen          1,695                    $68                   3,400                   111,000
Burton G. Malkiel               1,695                    112                  10,500                   111,000
Alfred M. Rankin, Jr.           1,695                     82                   5,500                   111,000
J. Lawrence Wilson              1,950                     87                   7,800                  $127,700
---------
 (1) The amounts  shown in this  column are based on the Funds'  fiscal year ended October 31, 2003.
 (2) Each  trustee is eligible  to receive  retirement  benefits  only after completing at least 5 years (60 consecutive months) of service as a trustee for the  Vanguard  funds.  The annual  retirement  benefit  will be paid in monthly  installments,  beginning  with the month  following  the trustee's retirement  from  service,  and will cease after 10 years of payments  (120 monthly installments). Trustees who began their service on or after January
 1, 2001, are not eligible to participate in the retirement benefit plan.
 (3) The amounts reported in this column reflect the total compensation paid to each  trustee  for his or her service as trustee of 118  Vanguard  funds
 (116 in the case of Mr. Malkiel) for the 2003 calendar year.



                          INVESTMENT ADVISORY SERVICES


     Vanguard provides investment advisory services to the Funds and several other Vanguard funds. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard. During the fiscal the fiscal period January 1 to October 31, 2001, and the fiscal years ended October 31, 2002 and October 31, 2003, the Funds incurred expenses for investment advisory services of approximately the following amounts:



                                  FISCAL PERIOD     FISCAL YEAR     FISCAL YEAR
                                      JAN. 1 TO           ENDED           ENDED
 FUND                             OCT. 31, 2002   OCT. 31, 2002   OCT. 31, 2003
 ----                             ------------    -------------   -------------
 Vanguard European Stock Index Fund  $43,000        $99,000            $108,000
 Vanguard Pacific Stock Index Fund    43,000         99,000             108,000
 Vanguard Emerging Markets
  Stock Index Fund                    42,000         99,000             108,000



BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS


     Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. In addition, the board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Quantitative Equity Group. Vanguard provides the board with monthly, quarterly, and annual analyses of the Quantitative Equity Group's performance. In addition, Vanguard provides the board with quarterly self-evaluations and certain other information the board deems important to evaluating the short- and long-term performance of each Fund's internalized management.

Each Fund's portfolio manager meets with the board periodically to discuss the management and performance of the Fund.

     When considering whether to continue the internalized management structure of each Fund, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the services provided, as well as other material facts, such as the investment performance of the Fund's assets and the fair market value of the services provided. The board also considers information detailing Vanguard's control of the investment expenses of each Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.


     The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following table reflects a sample of the most recent data for each Fund (information about the Funds' Admiral Shares and Institutional Shares may be found elsewhere in the Statement of Additional Information):




                                                 AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                                 ------------------------------------                          ADVISORY FEES
                                                                                                             EXPRESSED AS AN
                                                                                                             ANNUAL EFFECTIVE
                                             1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED                   RATE OF THE FUNDS'
FUND                                           10/31/2003     10/31/2003      10/31/2003  EXPENSE RATIO    AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
EUROPEAN STOCK INDEX FUND                                                                                           Less than
 INVESTOR SHARES                                   24.27%         -1.11%           8.17%          0.32%                 0.01%
 Average European Region Fund**                    23.64          -0.20            6.75           1.87                  0.66
 MSCI Europe Index                                 24.16          -1.29            8.03           None                  None
PACIFIC STOCK INDEX FUND
 INVESTOR SHARES                                   33.75%          2.14%          -2.56%          0.39%                 0.01%
 Average Pacific Region Fund**                     33.10           4.02           -1.48           2.27                  0.84
 MSCI Pacific Index                                33.82           2.36           -2.48           None                  None
EMERGING MARKETS STOCK INDEX
 FUND INVESTOR SHARESY                             48.40%          9.22%           2.92%YY        0.53%                 0.01%
 Average Emerging Markets Fund**                   46.96           9.97            2.22YY         2.14                  0.94
 MSCI Emerging Markets Index***                    30.40           1.37            4.34YY         None                  None
 Select Emerging Markets Index+                    50.65           9.56            2.33YY         None                  None

*The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Data provided by Lipper Inc.
***Prior to January 30, 2004,  the Index was known as the Emerging  Markets Free
Index.
+Consists of stocks that can be bought free of restrictions in 18 emerging markets of Europe, Asia, Africa, and latin America (95%). The index is administered exclusively for Vanguard by MSCI. Prior to January 30, 2004, the Index was known as the Select Emerging Markets Free Index.
YPerformance figures for the Emerging Markets Stock Index Fund are adjusted for the 0.5% transaction fee on purchases and redemptions.
YYAverage annual total returns are from May 4, 1994--the inception date of the Emerging Markets Stock Index Fund's Investor Shares--through October 31, 2002.




     Based upon its most recent evaluation of each Fund's investment staff, the portfolio management process, the short- and long-term performance results, and the at-cost internalized management arrangements for each Fund, the board determined that it would be in the best interests of each Fund's shareholders to continue its internalized management arrangements.

                             PORTFOLIO TRANSACTIONS


In placing securities transactions, each advisor will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers who supply statistical information and provide other services in addition to execution services to the Funds.

     During the fiscal period January 1, 2001 to October 31, 2001, and the fiscal years ended 2002, and 2003, the Funds paid brokerage commissions in the following amounts:





                          FISCAL PERIOD JAN.   FISCAL YEAR     FISCAL YEAR
                                       1 TO          ENDED           ENDED
 FUND                         OCT. 31, 2002  OCT. 31, 2002   OCT. 31, 2003
 ----                     -----------------  -------------   -------------
 European Stock Index            $1,837,000     $4,762,000      $2,816,000
 Pacific Stock Index                237,000        908,000         376,000
 Emerging Markets Stock           1,541,000      3,519,000       2,034,000




                             PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

     Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

     The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


     In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific factsthat would support a vote against management. In all cases, however, the ultimate decision rests with the fiduciaries who serve on the Proxy Oversight Committee and are accountable to the fund's board of trustees.

     While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating and Audit committees, based on standards adopted by the New York Stock Exchange. In any instance in which a director is not categorically independent based on NYSE standards, the basis for the independence determination should be clearly explained in the proxy statement.


     While we will generally support the board's nominees, we will take the following factors into account in determining our vote:


FACTORS FOR APPROVAL                                    FACTORS AGAINST APPROVAL
--------------------                                    -------------------------
Nominated slate results in board comprised of a         Nominated slate results in board comprised of a majority of non-
majority of independent directors.                      independent directors.

All members of Audit, Nominating, and                   Audit, Nominating, and/or Compensation committees include non-
Compensation committees are independent                 independent members.
of management.

                                                        Incumbent board member failed to attend at least 75% of
                                                        meetings in the previous year.

                                                        Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbant board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

     The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                         FACTORS AGAINST APPROVAL
--------------------
Company requires senior executives to hold a minimum         Total potential dilution (including all stock-based plans)
amount of company stock (frequently expressed                exceeds 15% of share outstanding.
as a multiple of salary).

Company requires stock acquired through option               Annual option grants (for the past year and the past three years) have
exercise to be held for a certain period of time.            exceeded 2% of shares outstanding.

Compensation program includes performance-vesting            Plan permits repricing or replacement of options without shareholder awards, indexed options or other performance-linked grants.  approval.

Concentration of option grants to senior executives          Plan permits issuance of options with exercise prices below the
is limited (indicating that the plan is very broad-based).   grant date market value of the company's stock.

Stock-based compensation is clearly used as a substitute     Plan provides for the issuance of reload options.
for cash in delivering market-competitive total pay.         Plan contains automatic share replenishment (evergreen)feature.

B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the Internal Revenue Code, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

     Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, mayserve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

     In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                                         FACTORS AGAINST APPROVAL
--------------------
Plan is relatively short-term (3-5 years.)                   Plan is long term (>5 years).

Plan requires shareholder approval for renewal.              Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of independent       Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer feature          Classified board.
(chewable pill) that mandates shareholder vote in
certain situations.

Ownership trigger is reasonable (15-20%).                    Board with limited independence.

Highly independent, non-classified board.

B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

     Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

     The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

     The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


VIII. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

     The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

     The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

     Beginning August 31, 2004, you may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.

                                 TOTAL RETURNS


     The average annual total returns (both before and after taxes) of each Fund for the one-, five-, and ten-year periods (or since inception) ended October 31, 2003, are set forth below:

                               1 YEAR ENDED                5 YEARS ENDED                10 YEARS ENDED
                                 10/31/2003                   10/31/2003                    10/31/2003
FUND                   (or since inception)         (or since inception)          (or since inception)
----                 ----------------------        ---------------------        --------------------
VANGUARD EUROPEAN STOCK INDEX FUND
 INVESTOR SHARES*
 Return Before Taxes                 24.27%                       -1.11%                         8.17%
 Return After Taxes on
  Distributions                      23.23                        -1.83                          7.39
 Return After Taxes on
  Distributions and Sale
  of Fund Shares                     15.66                        -1.30                          6.77
VANGUARD EUROPEAN STOCK INDEX FUND
 ADMIRAL SHARES
(Inception August 13, 2001)
 Return Before Taxes                 24.42%                       -0.80%                          N/A
VANGUARD EUROPEAN STOCK INDEX FUND
INSTITUTIONAL SHARES
(Inception May 15, 2000)
 Return Before Taxes                 24.49%                       -6.79%                          N/A
VANGUARD PACIFIC STOCK INDEX FUND
INVESTOR SHARES*
 Return Before Taxes                 33.75%                        2.14%                        -2.56%
 Return After Taxes on
  Distributions                      33.21                         1.83                         -2.86
 Return After Taxes on
  Distributions and Sale
  of Fund Shares                     21.84                         1.66                         -2.27
VANGUARD PACIFIC STOCK INDEX FUND
ADMIRAL SHARES
(Inception August 13,2001)
 Return Before Taxes                 33.82%                        1.75%                         N/A
VANGUARD PACIFIC STOCK NDEX FUND
 INSTITUTIONAL SHARES
(Inception May 15, 2000)
 Return Before Taxes                 33.88%                       -8.78%                          N/A
VANGUARD EMERGING MARKETS
 STOCK INDEX FUND
 INVESTOR SHARES**
 Return Before Taxes                 48.40%                        9.22%                         2.92%
 Return After Taxes on
  Distributions                      47.69                         8.32                          2.24
 Return After Taxes on
  Distributions and Sale
  of Fund Shares                     31.39                         7.42                          2.09
VANGUARD EMERGING MARKETS
STOCK INDEX FUND
 INSTITUTIONAL SHARES+
(Inception June 22, 2000)
 Return Before Taxes                 48.58%                        1.45%                          N/A
*Return  Figures do not reflect the annual  account  maintenance  fee imposed on accounts  with  balances of less than  $10,000 or the fee  imposed on  purchases prior to April 1, 2000
** Return figures do not reflect the annual account  maintenance  fee imposed on accounts  with  balances  of less than  $10,000,  but do  reflect  the 0.50% fee imposed on purchases and redemptions.
+ Return figures reflect the 0.50% fee imposed on purchases and redemptions.

                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended October 31, 2003, appearing in the Funds' 2003 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountanats, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual Reports to Shareholders, which may be obtained without charge.



                               LEGAL DISCLAIMERS


EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE

     FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.


     ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE

     FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


     NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

                                                                   SAI072 022004

                                     PART C

                               VANGUARD STAR FUNDS
                                OTHER INFORMATION


ITEM 23. EXHIBITS


(a) Declaration of Trust, filed on December 23, 2002, Post-Effective Amendment No. 34, is hereby incorporated by reference.
(b) By-Laws, filed on February 11, 2002, Post-Effective Amendment No. 32, are hereby incorporated by reference.
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d) Investment Advisory Contracts--Not Applicable (e) Underwriting Contracts--Not Applicable
(f) Bonus or Profit Sharing Contracts--Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g) Custodian Agreements, filed on December 23, 2002 , Post-Effective Amendment No. 34, for JP Morgan Chase Bank, filed on June 13, 2003, Post-Effective Amendment No. 37, for Wachovia Bank, N.A., are hereby incorporated by reference.
(h)  Other Material  Contracts--Special  Servicing  Agreement is filed herewith.
     (i) Legal Opinion--Not Applicable (j) Consent of Independent Accountants, is filed herewith. (k) Omitted Financial Statements--Not Applicable (l) Initial Capital Agreements--Not Applicable (m) Rule 12(b)-1 Plan--Not Applicable (n) Rule 18f-3 Plan, is filed herewith.
(o)  Reserved
(p)  Code of Ethics is filed herewith for The Vanguard Group, Inc.,


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Funds have no Investment Adviser.

ITEM 27. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodians, Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109, and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 18th day of February, 2004.

                                               VANGUARD STAR FUNDS

                                   BY:_____________(signature)________________

                                                  (HEIDI STAM)
                                                JOHN J. BRENNAN*
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

--------------------------------------------------------------------------------
SIGNATURE                           TITLE                           DATE
--------------------------------------------------------------------------------
By:/S/ JOHN J. BRENNAN         President, Chairman, Chief      February 18, 2004
   --------------------------- Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*


By:/S/ CHARLES D ELLIS         Trustee                         February 18, 2004
   ---------------------------
       (Heidi Stam)
     Charles D. Ellis*


By:/S/ JOANN HEFFERNAN HEISEN  Trustee                         February 18, 2004
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*


By:/S/ RAJIV L. GUPTA          Trustee                         February 18, 2004
   ---------------------------
       (Heidi Stam)
     Rajiv L. Gupta*


By:/S/ BURTON G. MALKIEL       Trustee                         February 18, 2004
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*


By:/S/ ALFRED M. RANKIN, JR.   Trustee                         February 18, 2004
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*


By:/S/ J. LAWRENCE WILSON      Trustee                         February 18, 2004
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*


By:/S/ THOMAS J. HIGGINS       Treasurer and Principal         February 18, 2004
   --------------------------- Financial Officer and Principal
       (Heidi Stam)            Accounting Officer
      Thomas J. Higgins*


* By Power of Attorney. For Charles D. Ellis, see File Number 33-19446, filed on January 31, 2003; for all other trustees and officers, see File number 2-57689, filed on December 26, 2002. Incorporated by Reference.

                                INDEX TO EXHIBITS

Special Servicing Agreement. . . . . . . . . . . . . . .. . . . .. . Ex-99.H

Consent of Independent Accountants. . . . . . . . . . . . . . . .. . Ex-99.J

Rule 18f-3 Plan. . . . . . . . . . . . . . . . . . . . .. . . . .. . Ex-99.N

Code of Ethics. . . . . . . . . . . . . . . . . . . . . . . . . .. . Ex-99.P